UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPHERE ENTERTAINMENT CO.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

JAMES L. DOLAN
Executive Chairman and
Chief Executive Officer
Notice of Annual Meeting and
Proxy Statement
Dear Stockholder:
You are cordially invited to attend our annual meeting of stockholders, which will be conducted via live webcast on Wednesday, June 4, 2025 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2025. There is no in-person annual meeting this year for you to attend.
Information on how to vote and, if you wish to attend, the requirements to register in advance and how to ask questions during the annual meeting is described in the enclosed materials. Your vote is important to us.

Sincerely yours,

James L. Dolan
Executive Chairman and Chief Executive Officer

April 22, 2025
SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT
NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Sphere Entertainment Co.
The annual meeting of stockholders of Sphere Entertainment Co. (the “annual meeting”) will be held on Wednesday, June 4, 2025, at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet, vote your shares electronically and submit your questions during the annual meeting, by visiting www.virtualshareholdermeeting.com/SPHR2025 (there is no physical location for the annual meeting). In order to attend the annual meeting, you must register in advance at www.proxyvote.com prior to the deadline of May 30, 2025 at 5:00 p.m. Eastern Time. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to register in advance for and to join on the day of the annual meeting. We encourage you to allow ample time for online check-in, which will begin at 9:45 a.m. Eastern Time. For further information on how to register for and participate in the meeting please see General Information, “How do I attend, vote and ask questions during the annual meeting?”
The annual meeting will be held to consider and vote upon the following proposals:
1.Election of directors.
2.Ratification of the appointment of our independent registered public accounting firm.
3.An advisory vote on the compensation of our named executive officers.
4.Approval of the redomestication of the Company to the State of Nevada by conversion.
5.Conduct such other business as may be properly brought before the meeting.
Only stockholders of record on April 9, 2025 may vote during the meeting.
Your vote is important to us. Even if you plan on participating in the annual meeting virtually, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

By order of the Board of Directors,

Mark C. Cresitello
Secretary
New York, New York
April 22, 2025
SPHERE ENTERTAINMENT CO., TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

- i -

- ii -

PROXY STATEMENT SUMMARY
This summary highlights selected information in the proxy statement. As previously disclosed, on June 26, 2024, our board of directors (the “Board”) authorized a change in our fiscal year-end from June 30 to December 31, effective December 31, 2024, resulting in a six-month transition period from July 1, 2024 to December 31, 2024 (the “2024 Transition Period”). As a result, our annual meeting of stockholders is being accelerated to coincide with the cadence of the new fiscal year-end and will be held on Wednesday, June 4, 2025, at 10:00 a.m. Eastern Time (the “annual meeting”). Please review the entire proxy statement and our Transition Report on Form 10-KT for the 2024 Transition Period (the “Transition Report on Form 10-KT”) before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	An advisory vote on the compensation of our named executive officers	FOR
Proposal 4	Approval of the redomestication of the Company to the State of Nevada by conversion.	FOR

COMPANY OVERVIEW
Sphere Entertainment Co. (together with its subsidiaries, the “Company”) is a premier live entertainment and media company comprised of two reportable segments, Sphere and MSG Networks. SphereTM is a next-generation entertainment medium, and MSG Networks operates two regional sports and entertainment networks, as well as a direct-to-consumer (“DTC”) and authenticated streaming offering.
•Sphere: This segment reflects Sphere, a next-generation entertainment medium powered by cutting-edge technologies to create multi-sensory experiences at an unparalleled scale. The Company’s first Sphere opened in Las Vegas in September 2023. The venue can accommodate up to 20,000 guests and can host a wide variety of events year-round, including The Sphere ExperienceTM, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and corporate events. Production efforts are supported by Sphere StudiosTM, an immersive content studio dedicated to creating multi-sensory entertainment experiences exclusively for Sphere. Sphere Studios is home to a team of creative, production, technology and software experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere. The entire exterior surface of Sphere, referred to as the ExosphereTM, is covered with nearly 580,000 square feet of fully programmable LED paneling, creating the largest LED screen in the world and an impactful display for artists, brands and partners. In October 2024, the Company and the Department of Culture and Tourism – Abu Dhabi (“DCT Abu Dhabi”) announced that they will work together to bring the world’s second Sphere to Abu Dhabi, United Arab Emirates.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is now included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”) and the New York Rangers (the “Rangers”), New York Islanders (the “Islanders”), New Jersey Devils (the “Devils”) and Buffalo Sabres (the “Sabres”) of the National Hockey League (the “NHL”), as well as significant coverage of the New York Giants (the “Giants”) and the Buffalo Bills (the “Bills”) of the National Football League (the “NFL”).

CORPORATE GOVERNANCE AND BOARD PRACTICES
Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors elected to one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board
TALENT ATTRACTION AND RETENTION

We aim to attract top talent through our prestigious brands and venue, as well as through the many benefits we offer. We aim to retain and develop our talent by emphasizing our competitive rewards, offering opportunities that support employees both personally and professionally and our commitment to fostering career development in a positive corporate culture.
Our performance management practice includes ongoing feedback and conversations between managers and team members, and talent reviews designed to identify potential future leaders and inform succession plans. We value continuous learning and development opportunities for our employees, which include a career development tool, leadership development programs, a learning platform, and tuition assistance.
Our benefit offerings are designed to meet the range of needs of our diverse workforce and include: domestic partner coverage, an employee assistance program which also provides assistance with child and elder care resources, legal support, pet insurance, wellness programs and financial planning seminars. These resources are intended to support the physical, emotional and financial well-being of our employees.
We aim to create an employee experience that fosters the Company’s culture of respect. By welcoming the diverse perspectives and experiences of our employees, we all share in the creation of a more vibrant, unified, and engaging place to work.
Together with Madison Square Garden Entertainment Corp. (“MSGE”) and Madison Square Garden Sports Corp. (“MSGS”), we have furthered these objectives under our People Development function, including:

Workforce: Embedding Inclusivity Practices Through Talent Development
•In July of 2024, we established a Skills for Success framework, which clearly outlines the skills and behaviors our companies value and that we expect all employees to demonstrate in their roles to be successful. Several of the Skills for Success have a tie to inclusion, including team leadership and strengthening culture.
•Integrated inclusivity best practices into our performance management and learning and development strategies, such as promoting education and training resources and encouraging employees to consider inclusion practices as they set their annual goals.
•Continued to require all employees to participate in our “Uncover the Elements of an Effective Interview” training prior to participation in any interview process to educate employees on various forms of potential bias in the interview process.
Workplace: Building an Inclusive and Accessible Community
•Maintained our efforts with our established enterprise calendar to acknowledge and celebrate culturally relevant days and months of recognition, anchored by our six Employee Resource Groups (“ERGs”), which are open to all employees: Asian Americans and Pacific Islanders (AAPI), Black, LatinX, PRIDE, Veterans, and Women. Combined ERG involvement increased from approximately 1,700 members as of July 1, 2024, to approximately 2,073 members as of December 31, 2024, which includes employees across the Company, MSGE and MSGS.
•Continued to embed our “Conscious Inclusion Awareness Experience” into our on-boarding experience (after an individual is hired). This training is focused on unconscious bias and conscious inclusion.
•Broadened our educational strategy by launching optional “Learning Moments” to highlight e-learning courses in our learning management system connected to inclusivity themes. Additionally, the People Development team offers optional live trainings that are open to the entire company on topics such as Inclusive Leadership, LGBTQ+ Allyship and Generational Differences. Training was completed by over 200 employees across the Company, MSGE and MSGS from July 1, 2024 to December 31, 2024.
•Continued our LGBTQ+ inclusivity work by hosting live optional allyship and inclusivity trainings and launching toolkit resources for employees to learn and develop.
•Continued our Community Conversations series with a theme this year of “My Professional Journey”. These optional panels were open to all employees and were held during Hispanic Heritage Month, Veterans Day, Black History Month, Women’s Empowerment Month, Asian American and Pacific Islander Heritage Month and Pride Month with elected officials and employees across the Company, MSGE and MSGS.
Community: Stakeholder Expansion Opportunities
•As stated in our Transition Report on Form 10-KT, the Company strengthened our commitment to public education institutions to facilitate art and technology education through a groundbreaking collaboration between Sphere, Clark County School District, and the University of Nevada, Las Vegas. This partnership supports Title I schools in Clark County, Nevada that aim to help economically disadvantaged students.
•Partnered with MSGE and Sphere Studios to recognize cultural commemorations with graphics representation on the Exosphere.
•In collaboration with KultureCity, our Sensory Inclusivity Certification partner, two Sensory Rooms, designed by medical professionals, were built into the design of Sphere and have been available to book through our Guest Services department since the venue’s opening in September 2023. Sensory rooms are designed to be fully accessible, including for wheelchair users, accommodating individuals of all abilities and ages.

•Accessible seating, closed captioning, assisted listening devices, American Sign Language interpretation services, and Sensory Kits are available at our venue.
DIRECTOR NOMINEES

The Board has nominated 15 director candidates. Of the 15 nominees, four are Class A nominees and eleven are Class B nominees. Assuming all of the director nominees are elected at the annual meeting, our Class A director representation will be 26.7% of the Board, which meets the percentage required by our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”).
All director candidates have been nominated for a one-year term to expire at the 2026 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.
Our Class A nominees are elected by holders of our Class A Common Stock:
•All Class A nominees are independent and collectively have significant experience in business leadership, finance and accounting, law, government service, management, investment, operational and strategic planning, brand marketing and extensive knowledge of the media, sports and entertainment industries.
Our Class B nominees are elected by holders of our Class B Common Stock:
•Class B nominees collectively have significant experience in industry and business leadership, finance and accounting, operational and strategic planning, and unmatched institutional knowledge of the Company.
Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.
Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Joseph J. Lhota	James L. Dolan	Ryan T. Dolan
Joel M. Litvin	Charles P. Dolan	Thomas C. Dolan
Debra G. Perelman	Kristin A. Dolan	Brian G. Sweeney
John L. Sykes	Marianne Dolan Weber	Vincent Tese
	Paul J. Dolan	Isiah L. Thomas III
Quentin F. Dolan

EXECUTIVE COMPENSATION PROGRAM

The Company is a premier live entertainment and media company comprised of two reportable segments, Sphere and MSG Networks. Sphere is a next-generation entertainment medium, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming offering (which is now included in the Gotham Sports streaming product). We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our Sphere business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions, and MSG Networks’ current financial circumstances, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation.

Executive Compensation Principles:
✓	A significant portion of compensation opportunities should be at risk
✓	Long-term performance incentives should generally outweigh short-term performance incentives
✓	Executive officers should be aligned with our stockholders through equity compensation
✓	The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry
Elements of 2024 Transition Period Compensation
The Company compensates its named executive officers (“NEOs”) through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. During the 2024 Transition Period, target values for our transition period incentive awards and long-term incentive awards were 50% of full-year values, reflecting the six-month duration of our fiscal transition period. Our annual incentive program has historically provided performance-based incentives for our NEOs tied to key predetermined financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers reportable segment revenue and adjusted operating income (“AOI”) to be key financial measures of its financial operating performance. As such, our Compensation Committee has historically reflected these performance measures in our annual incentive plan, along with other specific strategic measures. As a result of the change in the Company’s fiscal year-end from June 30 to December 31 and the continued assessment, review and development of the Company’s goals given the uniqueness and novel nature of Sphere in Las Vegas, The Sphere Experience, and the Sphere business model, based on management’s recommendation, the Compensation Committee determined that the incentive awards for the Company (including the Sphere and MSG Networks reportable segments and the Corporate business unit) for the six-month 2024 Transition Period be granted on a discretionary basis based on a number of factors, including performance on strategic initiatives and financial performance. Following the 2024 Transition Period, the Company’s annual incentive program is expected to provide for performance-based incentives tied to achievement of key predetermined financial and strategic measures.
Prior to the spin-off of the Company’s traditional live entertainment business, our long-term incentive program historically consisted of a mix of restricted stock units and performance stock units with financial performance targets set by the Compensation Committee based on the Company’s long-range plan, as reviewed by the Board. During the 2024 Transition Period, given the uniqueness and novel nature of the Sphere business, a long-range plan had not been finalized, which would have been used as the basis for determining long-term financial performance targets. As a result, the Compensation Committee adjusted the design of the long-term incentive awards granted to our NEOs other than Mr. Dolan during the 2024 Transition Period to consist of a mix of 50% cliff-vesting and 50% ratable vesting restricted stock units. For the 2025 fiscal year, the Company’s long-term incentive program consists of a mix of restricted stock units and performance stock units (consistent with historical practice), with financial performance targets expected to be set upon finalization of the Company’s long-range plan.
The value of the restricted stock units granted during the 2024 Transition Period remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In addition, a portion of the restricted stock units vest in their entirety following a three-year period after the grant date (i.e., cliff vesting), which provides a strong retention element that encourages long-term service by the Company’s executives.
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan received the following:

Performance Vesting Option Awards to Executive Chairman & Chief Executive Officer
	First Performance Vesting Option Award			Second Performance Vesting Option Award
	Granted on July 1, 2024			Granted on January 8, 2025
	(During 2024 Transition Period)			(During Fiscal Year 2025)
Stock Price Hurdle for Options to Vest(1)	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Total Securities Underlying Options (#)
$75.00	450,000	$34.62	217%	246,175	$41.37	181%	696,175
$100.00	450,000	$34.62	289%	246,175	$41.37	242%	696,175
$125.00	450,000	$34.62	361%	246,175	$41.37	302%	696,175
$150.00	450,000	$34.62	433%	246,175	$41.37	363%	696,175

Total	1,800,000	--	--	984,700	--	--	2,784,700
_______________
(1)The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the stock price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions); measurement of the achievement of the stock price hurdles will be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the New York Stock Exchange (the “NYSE”).
(2)Exercise price is equal to the closing price of the Class A Common Stock on the NYSE on the respective date of grant.
We believe these performance vesting options create significant alignment between our Executive Chairman and Chief Executive Officer and stockholders’ interests to increase stockholder value as awards only vest upon the achievement of the price hurdles noted above and provide him with incremental value from the award only if there is significant stock price appreciation (i.e., first tranche vests at $75 average stock price). On vested options, Mr. Dolan will only share in the incremental value created above the respective option exercise prices outlined above.
The table below summarizes the elements of our general compensation program for the 2024 Transition Period and how each element was linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link	Description
Base Salary	Cash
•Fixed level of compensation determined primarily based on the role, job performance and experience
•Reviewed annually to assess alignment with market practices
•Intended to compensate NEOs for day-to-day services performed

2024 Transition Period Incentive (Corporate Business Unit)	Cash	Sphere Segment Results (80%)
•Performance-based discretionary cash incentive opportunity
•Based on a weighted blend of Sphere reportable segment and MSG Networks reportable segment results, including performance on strategic initiatives and financial performance

MSG Networks Segment Results (20%)
2024 Transition Period Incentive (Sphere Segment)	Cash	Sphere Segment Results	•Performance-based discretionary cash incentive opportunity •Based on review of Sphere reportable segment performance, including performance on strategic initiatives and financial performance

2024 Transition Period Incentive (MSG Networks Segment)	Cash	MSG Networks Segment Results	•Performance-based discretionary cash incentive opportunity •Based on review of MSG Networks reportable segment performance, including performance on strategic initiatives and financial performance

Long- Term Incentive	Cliff-Vesting Restricted Stock Units (50%)(1)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Cliff-vest after three years

	Ratable-Vesting Restricted Stock Units (50%)(1)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
	Performance Vesting Options (Executive Chairman and CEO)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •No vesting if rigorous stock price goals are not met during five-year performance period
_______________
(1)For NEOs other than Executive Chairman and CEO.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025

GENERAL INFORMATION
COMPANY OVERVIEW

Sphere Entertainment Co., incorporated on November 21, 2019, is a Delaware corporation with executive offices at Two Pennsylvania Plaza, New York, NY 10121. In this proxy statement, the words “Company,” “we,” “us,” “our,” and “SPHR” refer to Sphere Entertainment Co., a holding company, and its direct and indirect subsidiaries through which substantially all of our operations are conducted. Our Class A Common Stock is listed on the NYSE under the symbol “SPHR.” As a result, we are subject to certain of the NYSE corporate governance listing standards.
The Company is a premier live entertainment and media company comprised of two reportable segments, Sphere and MSG Networks. Sphere is a next-generation entertainment medium, and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming offering (which is now included in the Gotham Sports streaming product).
•Sphere: This segment reflects Sphere, a next-generation entertainment medium powered by cutting-edge technologies to create multi-sensory experiences at an unparalleled scale. The Company’s first Sphere opened in Las Vegas in September 2023. The venue can accommodate up to 20,000 guests and can host a wide variety of events year-round, including The Sphere ExperienceTM, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and corporate events. Production efforts are supported by Sphere StudiosTM, an immersive content studio dedicated to creating multi-sensory entertainment experiences exclusively for Sphere. Sphere Studios is home to a team of creative, production, technology and software experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere. The entire exterior surface of Sphere, referred to as the ExosphereTM, is covered with nearly 580,000 square feet of fully programmable LED paneling, creating the largest LED screen in the world and an impactful display for artists, brands and partners. In October 2024, the Company and DCT Abu Dhabi announced that they will work together to bring the world’s second Sphere to Abu Dhabi, United Arab Emirates.
•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is now included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, Islanders, Devils and Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.
The Company was incorporated as MSG Entertainment Spinco, Inc., a direct, wholly-owned subsidiary of MSGS. We changed our name to Madison Square Garden Entertainment Corp. on April 17, 2020 (the “2020 Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSGS (the “2020 Distribution”). On July 9, 2021, a subsidiary of the Company merged with MSG Networks Inc. (“MSGN”), a company that was also controlled by the Dolan family, pursuant to an Agreement and Plan of Merger, dated as of March 25, 2021, among the Company, Broadway Sub Inc., a wholly owned subsidiary of the Company and MSGN (the “Networks Merger”). As a result of the Networks Merger, MSGN became a direct wholly-owned subsidiary of the Company. On April 20, 2023 (the “MSGE Distribution Date”), the Company distributed approximately 67% of the outstanding common stock of MSGE Spinco, Inc.

(now known as Madison Square Garden Entertainment Corp. and referred to herein as “MSGE”) to our stockholders (the “MSGE Distribution”), with the Company retaining approximately 33% of the outstanding common stock of MSGE (in the form of MSGE Class A common stock) immediately following the MSGE Distribution (the “MSGE Retained Interest”). Following dispositions of the MSGE Retained Interest, the Company no longer holds any of the outstanding common stock of MSGE. In connection with the MSGE Distribution, the Company changed its name to Sphere Entertainment Co.
PROXY STATEMENT MATERIALS

As previously disclosed, on June 26, 2024, our Board authorized a change in our fiscal year-end from June 30 to December 31, effective December 31, 2024, resulting in a six-month transition period from July 1, 2024 to December 31, 2024. As a result, our annual meeting of stockholders is being accelerated to coincide with the cadence of the new fiscal year-end and will be held on Wednesday, June 4, 2025, at 10:00 a.m. Eastern Time (the “annual meeting”).
These proxy materials are provided in connection with the solicitation of proxies by our Board for the annual meeting, which will be conducted via live webcast on Wednesday, June 4, 2025 at 10:00 a.m. Eastern Time. You can attend the annual meeting via the internet by visiting www.virtualshareholdermeeting.com/SPHR2025.
This proxy statement is first being sent to stockholders on or about April 22, 2025. Unless otherwise indicated, references to the “2024 Transition Period” and the “transition period ended December 31, 2024” refer to the Company’s six-month transition period from July 1, 2024 to December 31, 2024, and references to “2024”, “2023” and “2022” or “2024 fiscal year”, “2023 fiscal year” and “2022 fiscal year” refer to the Company’s fiscal years ended on June 30 of such years.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

When and where is the annual meeting being held?
The annual meeting will be held at 10:00 a.m. Eastern Time on Wednesday, June 4, 2025. Our annual meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. For more information on how to attend the annual meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below.
Who may vote during the annual meeting?
Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on April 9, 2025, may vote during the annual meeting. On April 9, 2025, there were 29,132,663 shares of Class A Common Stock and 6,866,754 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of four candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, certain members of the Dolan family, including certain trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 (appointment of the Company’s independent registered public accounting firm), 3 (advisory vote on the compensation of our named executive officers) and 4 (approval of the redomestication of the Company to the State of Nevada by conversion), regardless of how other shares are voted.
Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?
In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on the record date, April 9, 2025, to be present, either by participating in the annual meeting or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.
How do I vote?
You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote during the annual meeting. For more information on how to vote during the meeting, please see the question titled “How do I attend, vote and ask questions during the annual meeting?” below. Even if you plan to participate in the annual meeting, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to participate in the annual meeting.
Can my broker vote my shares without instructions from me?
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.
If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1), (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3) or (iii) approval of the redomestication of the Company to the State of Nevada by conversion (Proposal 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.
What is the voting requirement to approve each of the proposals?
Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. The ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2) and approval of the advisory vote with respect to the compensation of our NEOs (Proposal 3) require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Neither abstentions nor broker non-votes will affect the outcome of Proposals 1, 2 or 3 because abstentions and broker non-votes are not considered votes cast. Approval of the redomestication of the Company to the State of Nevada by conversion (Proposal 4) requires the favorable vote of a majority of the voting power of our outstanding shares of stock entitled to vote thereon (with holders of our Class A Common Stock and holders of our Class B Common Stock voting together as a single class). Abstentions and broker non-votes on Proposal 4 will count the same as votes cast against that proposal. As a result of their ownership of all of the shares of our Class B Common Stock, the Dolan Family

Group has the power to elect all of the directors to be elected by the holders of our Class B Common Stock and to approve (i) the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), (ii) the advisory vote with respect to the compensation of our NEOs (Proposal 3) and (iii) the redomestication of the Company to the State of Nevada by conversion (Proposal 4), regardless of how other shares are voted. Proposal 3 is an advisory vote only and is not binding on the Company.
Can I change my vote after I have voted?
Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote during the annual meeting. You may change your vote prior to the annual meeting by:
•re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);
•signing and returning a valid proxy card or voting instruction form with a later date;
•delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or
•attending the annual meeting and re-voting your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).
If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.
How will my shares be voted at the annual meeting if I submit a proxy card?
The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:
•FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company common stock (Proposal 1);
•FOR the ratification of the appointment of our independent registered public accounting firm (Proposal 2);
•FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 3); and
•FOR the approval of the redomestication of the Company to the State of Nevada by conversion (Proposal 4).
Do I have appraisal rights with respect to the redomestication of the Company to the State of Nevada by conversion?
Holders of our Delaware Corporation Class A Common Stock (as defined below) are not entitled to appraisal rights with respect to the redomestication of the Company to the State of Nevada by conversion described in this proxy statement.
If the redomestication of the Company to the State of Nevada by conversion is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock (as defined below) who (1) do not vote in favor of the approval of the redomestication of the Company to the State of Nevada by conversion; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time (as defined below); (4) otherwise comply with the procedures of Section 262 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the proposal to approve the redomestication of the Company to the State of Nevada by conversion under Section 262 of the DGCL.
Who participates in and pays for this solicitation?
The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.
We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $25,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.
How do I attend, vote and ask questions during the annual meeting?
In order to attend and participate in the annual meeting, you must register in advance at www.proxyvote.com by 5:00 p.m. Eastern Time on May 30, 2025. The annual meeting will be a virtual meeting of stockholders conducted via live webcast. To be admitted to the annual meeting, you must have been a stockholder of record at the close of business on the record date of April 9, 2025 or be the legal proxy holder or qualified representative of such stockholder. The virtual meeting will afford stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting, which will be posted to our investor relations website, https://investor.sphereentertainmentco.com, and will be available on www.virtualshareholdermeeting.com/SPHR2025 during the annual meeting.
Attending the Annual Meeting. To attend the annual meeting, you must first register at www.proxyvote.com by the deadline of 5:00 p.m. Eastern Time on May 30, 2025. On the day of the meeting, the annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SPHR2025. To register for and participate in the annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).
Legal Proxy. Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on May 27, 2025. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”
Voting During the Annual Meeting. If you have not voted your shares prior to the annual meeting, or you wish to change your vote, you will be able to vote or re-vote your shares electronically during the annual meeting by clicking “Vote Here” on the meeting website. Whether or not you plan to attend the meeting, you are encouraged to vote your shares prior to the meeting by one of the methods described in the proxy materials you previously received. You will not be able to vote during the annual meeting unless you register in advance prior to the deadline.
Asking Questions. If you wish to submit a question, you may do so live during the meeting by accessing the meeting at www.virtualshareholdermeeting.com/SPHR2025.
Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If any questions pertinent to meeting matters cannot be answered during the meeting due to time constraints, we will post and answer a representative set of these questions online at https://investor.sphereentertainmentco.com. The questions and answers will be available as soon as reasonably practicable after the meeting and will remain available until one week after posting. You will not be able to ask questions during the annual meeting unless you register in advance prior to the deadline.
Help with Technical Difficulties. If you have any technical difficulties accessing the annual meeting on the meeting date, please call the phone numbers displayed on the annual meeting website, www.virtualshareholdermeeting.com/SPHR2025. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://investor.sphereentertainmentco.com, including information on when the meeting will be reconvened.
For a period of at least 10 days prior to the annual meeting, a complete list of stockholders entitled to vote during the annual meeting will be open to the examination of any stockholder during ordinary business hours at our corporate headquarters located at Two Pennsylvania Plaza, New York, NY 10121, or through an alternative method publicly disclosed in advance. If you are interested in viewing the list, please send an email to investor@thesphere.com one business day in advance to schedule your visit.
What is “householding” and how does it affect me?
Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Transition Report on Form 10-KT unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.
Stockholders who participate in householding will continue to receive separate proxy cards.
If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.
If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.
How can I get electronic access to the proxy materials?
This Notice of Annual Meeting and Proxy Statement, the proxy card and the Transition Report on Form 10-KT are available at www.proxyvote.com.
In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead, we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and the Transition Report on Form 10-KT, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.
If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES
CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:
✓Annual election of directors, with all directors elected to one-year terms
✓Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business, which serves the interests of all stockholders
✓Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function
✓Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom
✓Regular executive sessions of independent directors
✓Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors
✓Restricted stock units subject to holding requirement through the end of service on the Board
Our Corporate Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.
STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.
We regularly engage with stockholders, and during the 2024 Transition Period, management of the Company engaged with holders of over 85% of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing this dialogue as part of our efforts to continuously align with stockholders’ interests.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s experience with the Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy. The Board does not designate a lead independent director and believes it is appropriate not to have one because of the Company’s stockholder voting structure.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year. The non-management or independent directors may specify the procedure to designate the director who may preside at any such executive session.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Board has delegated risk oversight to the Audit Committee, including venue security and oversight over cybersecurity risks. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also receives periodic updates from subject matter experts regarding specific risks, such as venue security and cybersecurity. For example, the Chief Security Officer (“CSO”) of MSGE (whose team provides services to the Company) or a senior member of the CSO’s team reports annually to the Audit Committee regarding the Company’s information security and cybersecurity risks. In addition, the Company’s Chief Financial Officer and General Counsel communicate with the Company’s Audit Committee or its chair upon the occurrence of specified types of cybersecurity-related events, in accordance with the Company’s incident response policy. The General Counsel, the Chief Financial Officer and the Vice President, Internal Audit & SOX also attend quarterly meetings of the Audit Committee to provide quarterly reports with updates on, among other things, cybersecurity risks facing the Company. The Audit Committee reports to the Board of Directors at least annually regarding its responsibilities and actions taken throughout the year, which includes any significant activities regarding its oversight of risks from cybersecurity threats.
The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s mix of fixed and variable compensation, emphasis on long-term performance, maximum performance levels under the annual and long-term incentive awards, the program’s close connection to Company-wide and divisional performance and its equity-based component with three-year vesting designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the SPHR Integrity Hotline, which is operated by a third-party service provider, at 1-844-761-0392 or www.msg.ethicspoint.com.
CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. In addition, a copy may be obtained by writing to Sphere Entertainment Co., Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary. Within the time period required by the SEC, we will post on our website any amendment to the Code of Conduct and Ethics and any waiver applicable to any executive officer, director or senior financial officer.
DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we have elected to comply with the NYSE requirement for an independent compensation committee.
Under the terms of our Certificate of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.
Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect at least 25% of our Board, as well as by the presence on our Board of a director elected by our Class B stockholders who meets the NYSE standards of independence. Mr. Vogel will not be standing for re-election by holders of Class A Common Stock at the annual meeting; our Board extends its gratitude to Mr. Vogel for his service as a director. As a result, the nominees for election at the annual meeting reflect the nomination of Ms. Perelman, who is being nominated for election by holders of Class A Common Stock. In addition, Messrs. Lhota, Litvin and Sykes, who are currently independent directors elected by holders of Class A Common Stock, and Mr. Tese, who is currently an independent director elected by holders of Class B Common Stock, are being nominated for re-election at the annual meeting. Assuming all of the director nominees are elected at the annual meeting, our actual Class A director representation will be 26.7% of the Board, meeting the percentage required by our Certificate of Incorporation, and independent director representation will be approximately 33.3%. Our Board believes that the Company and its stockholders will benefit from the continuity of the current independent directors and their collective deep business expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term stockholder value.
Our Board has determined that each of the following non-management directors and director nominee is “independent” within the meaning of the rules of the NYSE and the SEC: Joseph J. Lhota, Joel M. Litvin, Debra G. Perelman, John L. Sykes, Vincent Tese and Carl E. Vogel. In reaching its determination, the Board considered the following:
•Mr. Lhota served as a director of MSGN (a company that was also controlled by the Dolan family) from 2016 until the Networks Merger in July 2021, and previously served as an Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision Systems Corporation (“Cablevision”) from 2002 to 2010. In addition, Mr. Lhota served as a director of MSGS (formerly The Madison Square Garden Company) from 2017 until the 2020 Distribution Date. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Litvin served as a director of MSGN from 2015 until the Networks Merger in July 2021. The Board has determined that this relationship is not material and that Mr. Litvin is independent within the meaning of the rules of the NYSE and the SEC.
•Ms. Perelman has served as a director of AMC Networks since June 2023. The Board determined that this relationship is not material and Ms. Perelman is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Sykes served as a director of MSGN from 2015 until the Networks Merger in July 2021. In addition, Mr. Sykes is a non-executive officer of iHeart Media, Inc., which has entered into routine commercial transactions with the Company in connection with hosting events at the Company’s historical venues. The Board has determined that these relationships are not material and that Mr. Sykes is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Tese served as a director of MSGN from 2010 to 2015. In addition, Mr. Tese has served as a director of MSGS since 2015 and AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan family) since 2016. His brother was employed by Sphere Entertainment Group, LLC (formerly MSG Entertainment Group, LLC), a subsidiary of the Company, in a non-executive officer position from September 2015 until August 2020. Mr. Tese’s brother was re-hired in December 2021 in a non-executive officer position and his employment was transferred to a subsidiary of MSGE in connection with the MSGE Distribution. Mr. Tese’s brother was also employed by a subsidiary of MSGN in a non-executive officer position from 2005 until September 2015. The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.
•Mr. Vogel has served as a director of AMC Networks since June 2013. The Board determined that this relationship is not material and Mr. Vogel is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Corporate Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:
•Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.
•Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.
Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect at least 25% of the members of our Board.
DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:
•The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;
•Personal qualities and characteristics, accomplishments and reputation in the business community;
•Ability and willingness to commit adequate time to Board and committee matters; and
•The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.
The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Class A Directors also consider Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to nominate directors for election at our annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2026 Annual Meeting.”
The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met four times during the 2024 Transition Period. All of the directors who were on the Board during the 2024 Transition Period attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during the 2024 Transition Period.
We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. 15 of the directors who were then on the Board attended the 2024 annual stockholders’ meeting.

COMMITTEES

Our Board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.
Audit Committee
•Members: Messrs. Lhota (Chair), Tese and Vogel
•Meetings during the 2024 Transition Period: Two
The primary purposes and responsibilities of our Audit Committee are to:
•assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;
•appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;
•review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;
•establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;
•review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);
•conduct and review with the Board an annual self-assessment of the Audit Committee;
•prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;
•review and reassess the Audit Committee charter at least annually;
•report to the Board on a regular basis; and
•oversee corporate risks, including cybersecurity and venue security, and provide periodic updates to the Board on such oversight activities.
Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Lhota, Tese and Vogel is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”
The text of our Audit Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee
•Members: Messrs. Lhota, Sykes (Chair) and Vogel
•Meetings during the 2024 Transition Period: Four
The primary purposes and responsibilities of our Compensation Committee are to:
•establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;
•review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;
•approve any new equity compensation plan or material changes to an existing plan;
•oversee the activities of the committee or committees administering our retirement and benefit plans;
•in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility;
•determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);
•determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;
•prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;
•conduct and review with the Board an annual self-assessment of the Compensation Committee; and
•report to the Board on a regular basis, but not less than annually.
The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, broad market survey data on the value of similar incentive awards to Chief Executive Officers at other companies (including industry-specific data from media and entertainment businesses and additional market data for companies in the broad market) and the awards given to the Executive Chairman and Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.
The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act. The Compensation Committee may also engage outside consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.sphereentertainmentco.com under Investors — Governance — Corporate Governance. A copy may be obtained by writing to Sphere Entertainment Corp., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
Compensation Committee Interlocks and Insider Participation
Messrs. Joseph J. Lhota, John L. Sykes and Carl E. Vogel currently serve as members of the Compensation Committee. None of them are current or former executive officers or employees of the Company.
Independent Committees
In addition to standing committees, from time to time our Board appoints or empowers a committee of the Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.
The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.
Our Board has also adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks, and their respective subsidiaries, whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the value or expected value of the transaction or arrangement exceeds $1,000,000. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.
For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”
Other Committee Matters
Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.
Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-employee directors’ compensation program in effect during the 2024 Transition Period:

Compensation Element(1)	Compensation(2)(3)
Annual Cash Retainer(4)	$75,000
Annual Equity Retainer(5)	$160,000
Annual Audit/Compensation Committee Member Fee(4)	$15,000
Annual Audit/Compensation Committee Chair Fee(4)	$25,000
Board and Audit/Compensation Committee Meeting Fees	No meeting fees
_____________________________
(1)A director who is also a Company employee receives no compensation for serving as a director.
(2)From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on other committees of the Board, including Independent Committees.
(3)Non-employee directors have the ability to make a non-revocable annual election to defer all cash compensation (annual cash retainer and, if applicable, committee fees) to be earned in the next calendar year into restricted stock units (the “Deferred Compensation Election”). Participating directors could make their elections in calendar year 2024 with respect to the Deferred Compensation Election for cash payments to be received in calendar year 2025. No directors made the Deferred Compensation Election to receive restricted stock units in lieu of cash payments for the calendar year 2025. Grants of restricted stock units in lieu of cash compensation would have been determined by dividing the value of the applicable director’s total annual cash compensation by the 20-trading day average closing market price on the day prior to the grant date (typically, the date of the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such equity grants are made pursuant to the Company’s 2020 Stock Plan for Non-Employee Directors, as amended (the “Director Stock Plan”).
(4)The cash retainer and committee membership and chairmanship fees are paid quarterly in arrears and are pro-rated based on the director’s period of service if a director does not serve the entire quarter.
(5)Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically, the date of the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Director Stock Plan. During the 2024 Transition Period, the restricted stock unit grant to non-employee directors at the Company’s 2024 annual stockholder meeting (held on December 9, 2024) was based on a grant date value of $80,000 instead of $160,000, reflecting the six-month duration of the 2024 Transition Period.
In order for our directors to develop an intimate familiarity with the different types of events presented at Sphere, the services and support offered to patrons at our events and the characteristics and features of Sphere, the Company makes available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-employee directors and their guests may have been specifically invited from time to time in their capacity as non-employee directors of the Company (e.g., charity events, premieres, etc.). In addition, non-employee directors have access at no cost to events at MSGE venues, and additional events at Company venues, which are deemed to be perquisites, and are able to purchase tickets to events at Company and MSGE venues at face value, subject to availability. Tickets provided to non-employee directors are not available for resale.

2024 Transition Period Director Compensation Table
The table below summarizes the total compensation paid to or earned by each person who served as a non-employee director during the 2024 Transition Period. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)(4)
Charles F. Dolan(5)	37,500	73,917	111,417
Charles P. Dolan	37,500	73,917	111,417
Kristin A. Dolan	37,500	73,917	111,417
Marianne Dolan Weber	37,500	73,917	111,417
Paul J. Dolan	37,500	73,917	111,417
Quentin F. Dolan	37,500	73,917	111,417
Thomas C. Dolan	37,500	73,917	111,417
Joseph J. Lhota	57,500	73,917	131,417
Joel M. Litvin	37,500	73,917	111,417
Brian G. Sweeney	37,500	73,917	111,417
John L. Sykes	87,500	73,917	161,417
Vincent Tese	45,000	73,917	118,917
Isiah L. Thomas III	37,500	73,917	111,417
Carl E. Vogel	90,000	73,917	163,917
_______________
(1)These amounts represent Board cash retainer and committee chair/membership fees earned during the 2024 Transition Period, as applicable, including, with respect to Messrs. Sykes and Vogel, compensation for service on one or more Independent Committees. The amounts reported do not include any reasonable out-of-pocket expenses incurred while attending meetings for which the Company reimburses each non-employee director.
(2)This column reflects the grant date fair market value of 1,956 restricted stock units granted on December 9, 2024, to each non-employee director. Such grant date fair market value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Transition Report on Form 10-KT. The values reflected in this column differ from the value set forth in our directors’ compensation program because the value calculated under Topic 718 differs from the 20-trading day average used to determine the number of units granted to directors.
(3)For each current non-employee director, the aggregate number of restricted stock units held as of December 31, 2024 is as follows: Charles P. Dolan, 14,757 units; Kristin A. Dolan, 18,817 units; Marianne Dolan Weber, 14,757 units; Paul J. Dolan, 21,365 units; Quentin F. Dolan, 14,757 units; Thomas C. Dolan, 24,389 units; Joseph J. Lhota, 23,252 units; Joel M. Litvin, 19,686 units; Brian G. Sweeney, 24,389 units; John L. Sykes, 21,522 units; Vincent Tese, 14,757 units; Isiah L. Thomas, 14,757 units; and Carl E. Vogel, 10,688 units.
(4)The value of tickets provided to non-employee directors as perquisites is not included in the table as permitted by SEC rules because the aggregate amount of perquisites did not exceed $10,000 for any director.
(5)Mr. Charles F. Dolan passed away on December 28, 2024. As of such date, Mr. Dolan’s estate held 24,389 restricted stock units.

PROPOSAL 1 — ELECTION OF DIRECTORS
Our Board has nominated 15 candidates for election to the Board at the annual meeting. Following a vacancy in the directors elected by the holders of our Class B Common Stock, the size of the Board was reduced from 16 to 15 directors.
Of the 15 director nominees, four are to be elected by the holders of our Class A Common Stock and eleven are to be elected by the holders of our Class B Common Stock. All 15 nominees have been nominated for a term to expire at the 2026 annual meeting and until their successors have been elected and qualified.
The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock. Information on each of our nominees is given below.
Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.
The Board unanimously recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 69
Class B Director since November 21, 2019
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as a director, the Executive Chairman and Chief Executive Officer of the Company since November 2019. Mr. Dolan has also served as a director and the Executive Chairman and Chief Executive Officer of MSGE since December 2022, and as a director and the Executive Chairman of MSGS since 2015 and as its Chief Executive Officer since May 2024. Mr. Dolan has served as Non-Executive Chairman of AMC Networks since February 2023, previously serving in that role from September 2020 to December 2022, and has served as a director since 2011. He served as Interim Executive Chairman of AMC Networks from December 2022 to February 2023. Mr. Dolan was a director and the Executive Chairman of MSGN from 2009 until the Networks Merger in July 2021, the Chief Executive Officer of MSGS from November 2017 to April 2020 and the Chief Executive Officer of Cablevision from 1995 to 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former programming subsidiary of Cablevision that spun-off in 2011 to become AMC Networks, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition, Mr. Dolan previously served as a director of Cablevision from 1991 to 2016. Mr. Dolan is the spouse of Kristin A. Dolan, the father of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his experience as Executive Chairman and Chief Executive Officer of the Company, MSGE, and MSGS, as well as experience in various positions with Cablevision, including as its Chief Executive Officer, and in various positions with MSGN and its predecessors since 1999, including as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 37
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been an employee of Knickerbocker Group LLC since 2010. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015, and previously served as a director of MSGN from 2010 to 2015. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Quentin F. Dolan and Ryan T. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 59
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: The Wendy’s Company (NASDAQ: WEN)
Career Highlights
Ms. Dolan has served as the Chief Executive Officer of AMC Networks since February 2023. Prior to that, she founded 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, served as its Chief Executive Officer from its inception in 2016 until February 2023 and served as its Non-Executive Chairman until its sale to iSpot.tv in September 2023. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 to 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of The Wendy’s Company since 2017, and previously served as a director of Revlon, Inc. from 2017 until May 2023, AMC Networks from 2011 until March 2023, MSGS from 2015 to 2021, MSGN from 2010 to 2015 and from 2018 to 2021, and Cablevision from 2010 to 2016. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin by marriage of Paul J. Dolan.
Key Skills & Experience
In light of her experience as Chief Executive Officer of AMC Networks and as founder and former Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 67
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Ms. Dolan Weber has been President of Heartfelt Wings Foundation Inc. since 2015 and a Member of the Board of Green Mountain Foundation Inc. since 2015. Ms. Dolan Weber currently serves as a manager of MLC Ventures LLC and served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of MSGE since April 2023 and MSGS since 2016. She previously served as a director of AMC Networks from 2011 to June 2021 and June 2022 to July 2024,

Cablevision from 2005 to 2016 and MSGN from 2010 to 2014. Marianne Dolan Weber is the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 66
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Guardians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Guardians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently serving on the MLB’s Ownership Committee and Diversity and Inclusion Committee as well as serving on the Executive Council. Mr. Dolan was a director and member of the Executive Compensation Committee of the J.M. Smucker Company from 2006 to 2023 and served as the Chair of the Executive Compensation Committee from 2017 until August 2022. Additionally, Mr. Dolan has served as a director of MSGE since April 2023, MSGS since December 2019 and Dix & Eaton, a privately-owned communications and public relations firm, since 2014. Mr. Dolan previously served as a director of MSGN from 2015 to 2021 and Cablevision from 2015 to 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan and the cousin by marriage of Brian G. Sweeney and Kristin A. Dolan.
Key Skills & Experience
In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of the Company, MSGE, MSGS, MSGN and of Cablevision, and his service on the boards of other public and private companies, our Board has concluded that Paul J. Dolan should serve as a director of the Company.

QUENTIN F. DOLAN – Age 31
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has been Senior Vice President, Player Performance & Science Leader of MSGS since July 2024. He previously served in various roles at MSGS, including serving as Vice President, Strategic Advisor to the

Executive Chairman from January 2024 to June 2024, as Strategic Advisor to the Executive Chairman from July 2023 to December 2023 and as Investment Director from 2022 to July 2023. Mr. Dolan has served as a director of MSGS since 2021 and as a director of MSGE since April 2023. Mr. Dolan is a graduate of New York University. Mr. Dolan previously served as a director of MSGN from 2015 to June 2020 and has held internship positions at Grubman Shire & Meiselas, P.C. and Azoff MSG Entertainment, LLC. Quentin F. Dolan is the son of James L. Dolan, the step-son of Kristin A. Dolan, the brother of Charles P. Dolan and Ryan T. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney, and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business as a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained and the contributions he has made during his tenure as a director of the Company, MSGE, MSGS and MSGN, our Board has concluded that Quentin F. Dolan should serve as a director of the Company.

RYAN T. DOLAN – Age 35
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan has served as Senior Vice President, Interactive Experiences of MSG Ventures, LLC, a wholly-owned subsidiary of the Company, since October 2023, and previously served as its Vice President, Interactive Experiences from June 2019 to October 2023 and as its Director, Interactive Experiences from 2016 to June 2019. Mr. Dolan has played an integral role in the growth and development of MSG Ventures, LLC’s interactive gaming initiatives and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan has served as a director of MSGE since April 2023 and MSGS since December 2019. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan and Quentin F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.
Key Skills & Experience
In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company, and a key contributor to the Company’s growth strategy, and his service as a director of the Company, MSGE and MSGS, our Board has concluded that Ryan T. Dolan should serve as director of the Company.

THOMAS C. DOLAN – Age 72
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 to 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005;

and previously served in various roles at Cablevision, including: Executive Vice President and Chief Information Officer from 2001 until 2005, Senior Vice President and Chief Information Officer from 1996 to 2001, Vice President and Chief Information Officer from 1994 to 1996, General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994, and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2007 to 2016. Mr. Dolan is the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 70
Class A Director since April 17, 2020
Committee Membership: Audit (Chair), Compensation
Other Public Company Directorships: None
Career Highlights
Mr. Lhota has been the Chief Financial Officer of NYU Langone Health since February 2024 and has served as its Executive Vice President, Vice Dean and Chief of Staff since 2014. He has also been an adjunct professor for the NYU Grossman School of Medicine since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from 2017 to 2018. Mr. Lhota was Executive Vice President of MSGN from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also New York City’s Deputy Mayor for Operations from 1997 to 2001 and Budget Director from 1995 to 1997. Prior to government service, Mr. Lhota had a career in investment banking and public accounting from 1976 to 1994. Mr. Lhota previously served as a director and chairman of the audit committee of MSGN from 2016 until the Networks Merger in July 2021, and as a director of MSGS from 2017 to April 2020, a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 to 2016.
Key Skills & Experience
In light of Mr. Lhota’s experience as a former executive of MSGN, as well as the knowledge he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, as well as during his tenure as a director of MSGS, MSGN and Cablevision, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

JOEL M. LITVIN – Age 66
Class A Director since July 9, 2021
Committee Membership: None
Other Public Company Directorships: None
Career Highlights
Mr. Litvin was the President, League Operations, of the NBA from 2006 until his retirement in 2015. As the NBA’s President, League Operations, he managed several core areas of the day-to-day operations of the NBA. Mr. Litvin also managed, on behalf of the NBA Board of Governors, franchise matters such as revenue sharing, team sales and financings, relocations and the NBA’s ownership and debt policies. At the NBA, Mr. Litvin was previously Executive Vice President, Legal and Business Affairs, from 2000 to 2006, Senior Vice President and General Counsel from 1999 to 2000, and he started at the NBA as a staff attorney in 1988. As founder and president of Calumet Consulting, LLC, a sports consulting business, Mr. Litvin has provided sports consulting and expert witness services to various sports properties and individuals since 2018. He has also served as a lecturer in Columbia University’s master’s degree program in Sports Management since 2018. Mr. Litvin previously served as a director of MSGN from 2015 until the Networks Merger in July 2021, and was a member of its Audit Committee and Compensation Committee.
Key Skills & Experience
In light of his more than 27 years of business experience at the NBA (including as the chief NBA league office liaison to the NBA Board of Governors), extensive knowledge about the sports and media businesses, management and legal experience, and service on the boards of the Company, MSGN and various charitable institutions, our Board has concluded that Mr. Litvin should serve as a director of the Company.

DEBRA G. PERELMAN – Age 51
Class A Director Nominee
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Beyond, Inc. (NYSE:BYON), Sally Beauty Holdings, Inc. (NYSE: SBH)
Career Highlights
Ms. Perelman has served as Executive Chair of Stripes Beauty, an L Catterton backed business, since May 2024. Ms. Perelman has also been a Managing Partner at InviNext Growth Partners, a new fund dedicated to investing in consumer growth companies, since March 2025. Previously, Ms. Perelman served as an advisor to Revlon, Inc. (“Revlon”) from August 2023 to September 2023, President and Chief Executive Officer from May 2018 to August 2023, and Chief Operating Officer from January 2018 to May 2018 (Revlon filed for bankruptcy in June 2022 and emerged in May 2023). Prior to her roles at Revlon, Ms. Perelman served as Executive Vice President, Strategy and New Business Development of MacAndrews & Forbes, a diversified holding company, from 2014 until December 2017. Ms. Perelman joined MacAndrews & Forbes in 2004 as Vice President. Prior to joining MacAndrews & Forbes, she held various positions at Revlon in corporate finance and brand marketing. Ms. Perelman has served as a member of the board of directors of AMC Networks since June 2023, Beyond, Inc. since March 2025, and Sally Beauty Holdings, Inc. since January 2025. She also sits on Mastercard’s Innovate Steering Committee. Ms. Perelman is a co-founder and board member of the Child Mind Institute, an independent, national nonprofit dedicated to transforming the lives of children and families struggling with mental health and learning disorders.
Key Skills & Experience
In light of Ms. Perelman’s experience as the chief executive officer of a public company, the knowledge and experience she has gained in various positions, including brand marketing and corporate finance at Revlon and MacAndrews & Forbes, as well as her service as a director of other public companies, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class A Common Stock, that she should serve as a director of the Company.

BRIAN G. SWEENEY – Age 60
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Madison Square Garden Entertainment Corp. (NYSE: MSGE), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 to 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of MSGE since April 2023, MSGS since 2015 and AMC Networks since 2011 and previously served as a director of MSGN from 2010 to 2021 and Cablevision from 2005 to 2016. Brian G. Sweeney is the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin by marriage of Paul J. Dolan and the uncle of Charles P. Dolan, Quentin F. Dolan and Ryan T. Dolan.
Key Skills & Experience
In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSGE, MSGS, MSGN, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

JOHN L. SYKES – Age 69
Class A Director since April 17, 2020
Committee Membership: Compensation (Chair)
Other Public Company Directorships: None
Career Highlights
Mr. Sykes has been the President of Entertainment Enterprises for iHeartMedia, Inc., a global media and entertainment company, since 2012. In his role at iHeartMedia, Mr. Sykes is responsible for developing new business partnerships and platforms across a range of media, including broadcast television, digital video platforms and live events, as well as creating value for iHeartMedia’s advertisers and key partners. Mr. Sykes is the co-executive producer of iHeartRadio branded annual live events, which include multiple iHeartRadio live events that are broadcast on network television annually. He also worked with iHeartMedia in a consulting role during 2011. Prior to joining iHeartMedia, Mr. Sykes was affiliated with the Pilot Group, a private equity and venture firm, from 2008 to 2011. He was a core member of the team at Viacom, Inc. that launched MTV Networks in 1981. During his more than 20-year tenure at Viacom, Mr. Sykes served as President of New Network Development for MTV from 2005 to 2008, Chairman and CEO of Infinity Broadcasting Corporation (now CBS Radio) from 2002 to 2005 and President of the VH1 Cable Television Network from 1994 to 2002. Mr. Sykes is the founder and has served as a director since 1997 of VH1 Save the Music, and has also served on the boards of Critical Content since 2016, the Robin Hood Foundation since 1996, the Rock and Roll Hall of Fame since 1997, If Only since 2013, and Syracuse University’s Newhouse School of Communications since

1994, and previously served on the board of MSGN from 2015 until the Networks Merger in July 2021, and Shazam Mobile from 2011 to 2014.
Key Skills & Experience
In light of his approximately 40 years of business and management experience, as well as the knowledge and experience he gained and contributions he made during his tenure as a director of MSGN, his extensive experience in the media, television and entertainment industries and his service on the boards of other companies and charitable institutions, our Board has concluded that John L. Sykes should serve as a director of the Company.

VINCENT TESE – Age 82
Class B Director since April 17, 2020
Committee Membership: Audit
Other Public Company Directorships: AMC Networks Inc. (NASDAQ: AMCX), Claros Mortgage Trust, Inc. (NYSE: CMTG), Madison Square Garden Sports Corp. (NYSE: MSGS)
Career Highlights
Mr. Tese has been Chairman of ICE Clear Credit LLC, a financial services company, since 2013, and has served as a director of Claros Mortgage Trust, Inc. since 2021, AMC Networks since 2016 and MSGS since 2015. Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC), a bank holding company, from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese also serves as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law since 1990. Mr. Tese previously served as a director of Intercontinental Exchange, Inc. from 2004 to May 2022, FCB Financial Holdings, Inc. from 2010 to 2019, Mack-Cali Realty Corporation from 1997 to 2019, Cablevision from 1996 to 2016 and MSGN from 2010 to 2015. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.
Key Skills & Experience
In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSGS, MSGN, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

ISIAH L. THOMAS III – Age 63
Class B Director since April 17, 2020
Committee Membership: None
Other Public Company Directorships: One World Products, Inc. (OTC: OWPC), UWM Holdings Corporation (NYSE: UWMC)
Career Highlights
Mr. Thomas has been the Chairman and Chief Executive Officer of Isiah International, LLC, a holding company with interests in a diversified portfolio of businesses, since 2011. Mr. Thomas has served as a Commentator and Analyst for NBA TV, a sports broadcasting channel, since 2014 and Turner Sports, a sports broadcasting channel, since 2012. Mr. Thomas has also served as Chief Executive Officer and Executive Chairman of One World Products, Inc., a company licensed to cultivate, produce and distribute raw cannabis and hemp plant ingredients for medical, scientific and industrial uses, since 2020. He previously served as the President & Alternate Governor of the New York Liberty of the Women’s National Basketball Association from 2015 to February 2019, the Head Basketball Coach at Florida International University, a higher education institution, from 2009 to 2012, the General Manager, President of Basketball Operation and Head Coach of the New York Knicks of the NBA, which is owned by MSGS, from 2006 to 2008, the Head Coach of the Indiana Pacers of the NBA from 2000 to 2003, the Owner of the Continental Basketball Association from 1998 to 2000, Minority Owner & Executive Vice President of the Toronto Raptors of the NBA from 1994 to 1998 and point guard for the Detroit Pistons of the NBA from 1981 to 1994. Mr. Thomas has served as a director of UWM Holdings Corporation, a residential and wholesale mortgage lender, since January 2021, Get in Chicago, an organization focused on stopping gun and related violence in Chicago, since 2013 and he is the Founder of Mary’s Court Foundation, a charitable organization established in 2010. Mr. Thomas also serves as a director for ForbesBLK, a non-profit organization for black entrepreneurs and professionals, and Strategic Wireless Infrastructure Fund II, Inc., a private fund. Mr. Thomas graduated from Indiana University and received a Master’s degree in Education from the University of California at Berkeley.
Key Skills & Experience
In light of his over 25 years of business and management experience, his knowledge of the sports and entertainment industries, as well as his familiarity with the Company’s business through his previous roles with the Knicks, our Board has concluded that Isiah L. Thomas III should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee, comprised of independent members of the Board, has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending December 31, 2025. Deloitte will audit our financial statements, including our internal control over financial reporting, for the fiscal year ending December 31, 2025. Representatives of Deloitte will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions.
We are asking our stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. Although ratification is not required by our organizational documents, the Board is submitting the selection of Deloitte to our stockholders for ratification because we believe it is a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS
SERVICES AND FEES FOR 2024 TRANSITION PERIOD, FISCAL YEAR 2024 AND FISCAL YEAR 2023

The following table provides information about fees billed for services rendered by Deloitte for our six-month transition period ended December 31, 2024 and fiscal years ended June 30, 2024 and June 30, 2023.

	Six-Month Transition Period Ended December 31, 2024	Fiscal Year Ended June 30,
		2024	2023
Audit fees(1)	$1,732,500	$1,915,000	$1,455,000
Audit-related fees(2)	—	—	$2,000,000
Tax fees(3)	$25,000	$—	$115,000
All other fees	—	—	—
______________
(1)Audit fees of the Company in the six-month 2024 Transition Period and the fiscal years ended June 30, 2024 and 2023 consisted of fees for services rendered and related expenses for the integrated audits of the Company’s consolidated financial statements and its internal control over financial reporting, for review of the interim consolidated financial statements included in quarterly reports, audit consultations, assistance with and review of documents filed with SEC, including services related to the filings of Form S-8, and for services in connection with standalone and statutory audits. Audit fees in the fiscal year ended June 30, 2024, also included fees related to the issuance of comfort letters in connection with the Company’s issuance of its convertible senior notes.
(2)Audit-related fees of the Company in the fiscal year ended June 30, 2023 consisted of fees for services relating to the carve out audits related to the MSGE Distribution in the fiscal year ended 2023.
(3)Tax fees of the Company in the six-month 2024 Transition Period consisted primarily of transfer pricing services in connection with the Company’s acquisition of Holoplot GmbH. Tax fees of the Company in the fiscal year ended June 30, 2023 consisted primarily of tax consultation and advisory services.
The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. In addition, under the Audit Committee’s pre-approval policy, the Chairman of the Audit Committee may pre-approve audit and non-audit services, provided that any such services are subsequently ratified by the entire Audit Committee.
All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered accounting firm.

REPORT OF AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Following the MSGE Distribution Date, the Company’s Internal Audit function is provided to the Company by the Internal Audit Department of MSGE through an agreement with MSGE. The Internal Audit function provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.
The Company’s independent registered public accounting firm, Deloitte, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with Deloitte the matters required to be discussed pursuant to PCAOB standards. The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with Deloitte the firm’s independence. All audit and non-audit services performed by Deloitte must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).
As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.
The Audit Committee discussed with the Company’s Internal Audit Department and Deloitte, the overall scope of and plans for their respective audits. During the 2024 Transition Period, the Audit Committee met with the head of the Internal Audit Department of MSGE (who oversees the provision of internal audit services to the Company under an agreement with MSGE) and representatives of Deloitte, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.
Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Transition Report on Form 10-KT that was filed with the SEC.
Members of the Audit Committee
Joseph J. Lhota (Chair)
Vincent Tese
Carl E. Vogel

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2024 Transition Period compensation for the following NEOs:

Current NEOs
James L. Dolan	Executive Chairman and Chief Executive Officer
Jennifer Koester	President and Chief Operating Officer of Sphere
Andrea Greenberg	President and Chief Executive Officer of MSG Networks
David Granville-Smith	Executive Vice President
Gregory Brunner	Senior Vice President, Controller and Principal Accounting Officer, and Former Interim Principal Financial Officer
Former Executive
David F. Byrnes	Former Executive Vice President, Chief Financial Officer and Treasurer
Mr. David F. Byrnes served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer from December 8, 2023, until December 9, 2024. Mr. Gregory Brunner, the Company’s Senior Vice President, Controller and Principal Accounting Officer, assumed the responsibilities of principal financial officer on an interim basis from December 9, 2024, until January 13, 2025, and as a result, is considered an NEO for the 2024 Transition Period. Effective January 13, 2025, Mr. Robert Langer was appointed Executive Vice President, Chief Financial Officer and Treasurer and became an executive officer. Mr. Langer’s compensation is not reflected herein because he was not an executive officer during the 2024 Transition Period.
This Compensation Discussion & Analysis describes the specific arrangements that the Company had in place for our NEOs in the 2024 Transition Period, as well as a discussion of our compensation philosophy for the NEOs with respect to that period.

EXECUTIVE SUMMARY
Business Overview
The Company is a premier live entertainment and media company comprised of two reportable segments:
•Sphere: This segment reflects Sphere, a next-generation entertainment medium powered by cutting-edge technologies to create multi-sensory experiences at an unparalleled scale. The Company’s first Sphere opened in Las Vegas in September 2023. The venue can accommodate up to 20,000 guests and can host a wide variety of events year-round, including: The Sphere Experience, which features original immersive productions, as well as concerts and residencies from renowned artists, and marquee sports and corporate events. Production efforts are supported by Sphere Studios, an immersive content studio dedicated to creating multi-sensory entertainment experiences exclusively for Sphere. Sphere Studios is home to a team of creative, production, technology and software experts who provide full in-house creative and production services. The studio campus in Burbank includes a 68,000-square-foot development facility, as well as Big Dome, a 28,000-square-foot, 100-foot high custom dome, with a quarter-sized version of the interior display plane at Sphere in Las Vegas, that serves as a specialized screening, production facility, and lab for content at Sphere. The entire exterior surface of Sphere, referred to as the Exosphere, is covered with nearly 580,000 square feet of fully programmable LED paneling, creating the largest LED screen in the world and an impactful display for artists, brands and partners. In October 2024, the Company and DCT Abu Dhabi announced that they will work together to bring the world’s second Sphere to Abu Dhabi, United Arab Emirates.

•MSG Networks: This segment is comprised of the Company’s regional sports and entertainment networks, MSG Network and MSG Sportsnet, as well as its DTC and authenticated streaming offering, MSG+ (which is now included in the Gotham Sports streaming product). MSG Networks serves the New York designated market area, as well as other portions of New York, New Jersey, Connecticut and Pennsylvania and features a wide range of sports content, including exclusive live local games and other programming of the Knicks of the NBA and the Rangers, Islanders, Devils and Sabres of the NHL, as well as significant coverage of the Giants and the Bills of the NFL.
2024 Transition Period Performance Results and Operational Highlights
During the six-month 2024 Transition Period, the Company successfully executed a number of strategic priorities. Highlights included:
•The Company generated revenues of $536.2 million, operating loss of $260.6 million and AOI of $22.7 million(1);
•In October 2024, the Company and DCT Abu Dhabi announced that they will work together to bring the world's second Sphere to Abu Dhabi, United Arab Emirates under a franchise model;
•The Company debuted its second Sphere Experience, V-U2 An Immersive Concert Film, in September 2024, which showcases U2’s 40-night run at Sphere in Las Vegas;
•During the six months ended December 31, 2024, the venue hosted over 1.7 million guests across more than 430 events, including;
◦The Sphere Experience ran 340 performances of Postcard from Earth and V-U2 An Immersive Concert Film;
◦Sphere hosted 12 shows from Dead & Company (as part of their 30-concert total run through August 2024), 16 shows from the Eagles (as part of their 36-show run through September 2025) and five shows from Anyma, the venue’s first electronic dance music act (as part of its 12-show run through early March 2025);
◦Sphere hosted Ultimate Fighting Championship ® (“UFC”) 306, the first live sports event to take place at Sphere and the venue’s highest grossing single event to-date;
◦Formula 1’s Las Vegas Grand Prix returned to Sphere in November 2024 as part of its multi-year deal with the Company;
◦The venue also welcomed two corporate keynote events and announced Delta Air Lines’ keynote address, which took place during the January 2025 Consumer Electronics Show;
•The Company announced new marketing partnerships with Verizon, DCT Abu Dhabi, and Ticketmaster;
•Sphere’s Exosphere – the venue’s exterior and the world’s largest LED screen – welcomed numerous global brands and launched two new features: an official livestream and custom audio synced to Exosphere content; and
•Gotham Advanced Media and Entertainment, LLC (“GAME”), the digital joint venture between MSG Networks and the YES Network, launched The Gotham Sports App prior to the 2024-25 NBA and NHL regular seasons.
___________
(1)AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure to the most comparable GAAP measures, please see Annex A.

Stockholder Engagement & Responsiveness
During the 2024 Transition Period, management of the Company engaged with holders of over 85% of our Class A Common Stock to discuss our Board, governance and/or executive compensation practices, with the specific goal of seeking stockholder feedback.
The Compensation Committee has incorporated various aspects of stockholder feedback into our disclosure practices, and we continue to make enhancements that we believe further align our compensation disclosures with our long-term strategy and interests of our stockholders. In seeking to continue our efforts to align our compensation practices with long-term stockholder interests, the Compensation Committee seeks out and values opportunities to receive stockholder feedback. We look forward to continuing to receive such feedback to inform the regular, ongoing review of our compensation program.
Executive Compensation Program Objectives and Philosophy
The Company is a premier live entertainment and media company. Sphere is a next-generation entertainment medium and MSG Networks operates two regional sports and entertainment networks, as well as a DTC and authenticated streaming offering (which is now included in the Gotham Sports streaming product). We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. Given the unique and novel nature of our Sphere business, including the design and construction of Sphere venues, the creation of The Sphere Experience and our original immersive productions, and MSG Networks’ current financial circumstances, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance, as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.

Our Compensation Committee has designed a program that generally reflects four key overarching executive compensation principles:

Principle	Implementation
A significant portion of compensation opportunities should be at risk.	•The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s financial and strategic performance.
Long-term performance incentives should generally outweigh short-term performance incentives.	•Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity-based compensation.
•Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests with a historic focus on restricted stock units and performance stock units. Significant alignment enhanced with the grant of non-qualified performance vesting options to Mr. Dolan in July 2024 and January 2025 (in lieu of restricted stock units and performance stock units) and the off-cycle grant in fiscal year 2024 of premium priced performance options to Mr. Dolan, Ms. Koester and a select team of personnel who are key contributors to the success of Sphere (the “FY24 premium priced performance options”).

The compensation structure should enable the Company to attract, retain, motivate and reward the best talent in a competitive industry.
•The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.
•The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee generally seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity-based compensation, and (3) performance-based and time-based vesting of compensation. As described below under “— Elements of the 2024 Transition Period Compensation,” the Compensation Committee modified its approach with respect to short-term and long-term performance-based incentive compensation during the 2024 Transition Period to reflect unique developments with respect to the Company’s business and the change in fiscal year.

Elements of the 2024 Transition Period Compensation
The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. During the 2024 Transition Period, target values for our transition period incentive awards and long-term incentive awards were 50% of full-year values, reflecting the six-month duration of the 2024 Transition Period. Our annual incentive program has historically provided performance-based incentives for our NEOs tied to key predetermined financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers reportable segment revenue and AOI to be key financial measures of its financial operating performance. As such, our Compensation Committee has historically reflected these performance measures in our annual incentive plan, along with other specific strategic measures. As a result of the change in the Company’s fiscal year-end from June 30 to December 31 and the continued assessment, review and development of the Company’s goals given the uniqueness and novel nature of Sphere in Las Vegas, The Sphere Experience, and the Sphere business model, based on management’s recommendation, the Compensation Committee determined that the incentive awards for the Company (including the Sphere and MSG Networks reportable segments and the Corporate business unit) for the six-month 2024 Transition Period be granted on a discretionary basis based on a number of factors, including performance on strategic initiatives and financial performance. Following the 2024 Transition Period, the Company’s annual incentive program is expected to provide for performance-based incentives tied to achievement of key predetermined financial and strategic measures.
Prior to the spin-off of the Company’s traditional live entertainment business, our long-term incentive program historically consisted of a mix of restricted stock units and performance stock units with financial performance targets set by the Compensation Committee based on the Company’s long-range plan, as reviewed by the Board. During the 2024 Transition Period, given the uniqueness and novel nature of the Sphere business, a long-range plan had not been finalized, which would have been used as the basis for determining long-term financial performance targets. As a result, the Compensation Committee adjusted the design of the long-term incentive awards granted to our NEOs other than Mr. Dolan during the 2024 Transition Period to consist of a mix of 50% cliff-vesting and 50% ratable vesting restricted stock units. For the 2025 fiscal year, the Company’s long-term incentive program consists of a mix of restricted stock units and performance stock units (consistent with historical practice), with financial performance targets expected to be set upon finalization of the Company’s long-range plan.
The value of the restricted stock units granted during the 2024 Transition Period remains tied to the performance of the market value of Class A Common Stock, which we believe directly aligns the NEOs with stockholders’ interests to increase stockholder value and provides the NEOs with a continuing stake in the long-term success of the Company. In addition, a portion of the restricted stock units vest in their entirety following a three-year period after the grant date (i.e., cliff vesting), which provides a strong retention element that encourages long-term service by the Company’s executives.
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan received the following:

Performance Vesting Option Awards to Executive Chairman & Chief Executive Officer
	First Performance Vesting Option Award			Second Performance Vesting Option Award
	Granted on July 1, 2024			Granted on January 8, 2025
	(During 2024 Transition Period)			(During Fiscal Year 2025)
Stock Price Hurdle for Options to Vest(1)	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Securities Underlying Options (#)	Exercise Price(2)	Stock Price Hurdle as % of Exercise Price	Total Securities Underlying Options (#)
$75.00	450,000	$34.62	217%	246,175	$41.37	181%	696,175
$100.00	450,000	$34.62	289%	246,175	$41.37	242%	696,175
$125.00	450,000	$34.62	361%	246,175	$41.37	302%	696,175
$150.00	450,000	$34.62	433%	246,175	$41.37	363%	696,175

Total	1,800,000	--	--	984,700	--	--	2,784,700
_______________
(1)The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the stock price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions); measurement of the achievement of the stock price hurdles shall be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the NYSE.
(2)Exercise price is equal to the closing price of the Class A Common Stock on the NYSE on the respective date of grant.
We believe these performance vesting options create significant alignment between our Executive Chairman and Chief Executive Officer and stockholders’ interests to increase stockholder value as awards only vest upon the achievement of the price hurdles noted above and provide him with incremental value from the award only if there is significant stock price appreciation (i.e., first tranche vests at $75 average stock price). On vested options, Mr. Dolan will only share in the incremental value created above the respective option exercise prices outlined above.
The table below summarizes the elements of our general compensation program for the 2024 Transition Period and how each element was linked to Company performance.

Component		Performance Link	Description
Base Salary	Cash
•Fixed level of compensation determined primarily based on the role, job performance and experience
•Reviewed annually to assess alignment with market practices
•Intended to compensate NEOs for day-to-day services performed

2024 Transition Period Incentive (Corporate Business Unit)	Cash	Sphere Segment Results (80%)
•Performance-based discretionary cash incentive opportunity
•Based on a weighted blend of Sphere reportable segment and MSG Networks reportable segment results, including performance on strategic initiatives and financial performance

MSG Networks Segment Results (20%)
2024 Transition Period Incentive (Sphere Segment)	Cash	Sphere Segment Results	•Performance-based discretionary cash incentive opportunity •Based on review of Sphere reportable segment performance, including performance on strategic initiatives and financial performance

2024 Transition Period Incentive (MSG Networks Segment)	Cash	MSG Networks Segment Results	•Performance-based discretionary cash incentive opportunity •Based on review of MSG Networks reportable segment performance, including performance on strategic initiatives and financial performance

Long- Term Incentive	Cliff-Vesting Restricted Stock Units (50%)(1)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Cliff-vest after three years

	Ratable-Vesting Restricted Stock Units (50%)(1)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •Vest ratably over three years
	Performance Vesting Options (Executive Chairman and CEO)	Stock Price Performance	•Stock-based award establishes direct alignment with our stock price performance and stockholder interests •No vesting if rigorous stock price goals are not met during five-year performance period
_______________
(1)For NEOs other than Executive Chairman and CEO.

2024 Transition Period Compensation Opportunities Mix
As described above, the Company’s compensation program is designed with at-risk components. For the 2024 Transition Period, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman and Chief Executive Officer	Average NEO Pay Mix(2)(3)(4)
Pay Mix(1)	(Excluding Executive Chairman and Chief Executive Officer)

______________
(1)Reflects the allocation of base salary, annual target bonus opportunity, as well as long-term incentive awards outlined in Mr. Dolan's employment agreement, as described in more detail below under “Executive Compensation Tables — Employment Agreements — James L. Dolan.” The long-term incentive awards include Mr. Dolan's two performance vesting option awards he received in July 2024 (First Performance Vesting Option Award) and January 2025 (Second Performance Vesting Option Award), provided in lieu of annual grants over the three-year employment agreement term, as well as the FY24 premium priced performance options. The amount includes the annualized intended target value of the First Performance Vesting Option Award and the Second Performance Vesting Option Award (annualized over the three-year employment agreement term), and the annualized grant date fair value of the FY24 premium priced performance options (annualized over the three-year vesting period). The Second Performance Vesting Option Award was granted after the end of the 2024 Transition Period but is included above to reflect the intended annualized compensation to Mr. Dolan as considered by the Compensation Committee.
(2)Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value (for NEOs other than Mr. Dolan), as set forth in each current NEO’s employment agreement for the 2024 Transition Period (amounts reflect 50% of target annual values, as the 2024 Transition Period represents six months rather than a full year). For Ms. Koester, also reflects 50% of the annualized grant date fair value of the FY24 premium priced performance options (annualized over the three-year vesting period).
(3)As described below under “Executive Compensation Tables — Employment Agreements — Andrea Greenberg,” if Ms. Greenberg terminates her employment prior to September 1, 2025 for any reason on at least three months’ prior written notice, then, subject to timely execution and non-revocation of a separation agreement, the time-based restrictions on each of Ms. Greenberg’s outstanding restricted stock units and performance stock units will immediately be eliminated. Since the value of Ms. Greenberg’s long-term incentive awards for the 2024 Transition Period is subject to our stock price performance, such awards have been included in the “At-Risk” value shown.
(4)Sum of compensation elements or the “At-Risk” value shown may not add to 100% (or “At-Risk” value) due to rounding.
Sound Compensation Governance Practices
The Company’s executive compensation program is overseen by the wholly independent Compensation Committee, with the support of an independent compensation consultant and independent legal counsel. We maintain a compensation program with strong governance features, including:

Compensation Practices
✓	Substantial proportion of standard annual compensation is at risk (99% for the Executive Chairman and Chief Executive Officer and 73% on average for the other NEOs)
✓	Short-term incentives earned based on the achievement of financial and strategic initiatives and certain long-term incentives earned based on the achievement of financial goals
✓	Stockholder feedback considered in Compensation Committee review of compensation program
✓	Anti-hedging/pledging policies
✓	No excise tax gross-up provisions
✓	Clawback Policy
✓	Review of tally sheets for each current NEO by Compensation Committee at least annually
✓	Fully independent Compensation Committee oversight of compensation decisions
✓	Compensation Committee utilizes support of an independent compensation consultant and independent legal counsel

COMPENSATION PROGRAM PRACTICES AND POLICIES
The following discussion describes the practices and policies implemented by the Compensation Committee during the 2024 Transition Period.
In the Company’s most recent advisory “say-on-pay” proposal, which was held at the 2024 annual meeting of stockholders, around 93.7% of votes cast (including a majority of votes cast by holders of our Class A Common Stock) voted to approve, on an advisory basis, the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.
For the 2024 Transition Period, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”
In the 2024 Transition Period, the Company entered into a new employment agreement with the President and Chief Executive Officer of MSG Networks, effective as of September 1, 2024, in connection with the expiration of her prior employment agreement.
Role of the Compensation Committee
Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our equity-based compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”
Role of the Independent Compensation Consultant
The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.
The independent compensation consultant collaborates with independent legal counsel to the Compensation Committee and reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.
With respect to compensation matters for the 2024 Transition Period, the services provided by the independent compensation consultant to the Compensation Committee included:
•Attending all Compensation Committee meetings;
•Providing information, research, and analysis pertaining to our executive compensation program for the 2024 Transition Period;
•Regularly updating the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•Assisting the Compensation Committee in making pay determinations for the executive officers;
•Assisting the Compensation Committee in connection with the entry into (i) a new employment agreement with the President and Chief Executive Officer of MSG Networks, and (ii) the Executive Vice President, Chief Financial Officer and Treasurer;
•Advising on the design of the executive compensation program (including perquisites) and the reasonableness of individual compensation targets and awards;
•Conducting a compensation risk assessment;
•Preparing tally sheets for the Compensation Committee’s review, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for the 2024 Transition Period, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards;
•Providing advice and recommendations that incorporate both market data and Company-specific factors; and
•Assisting the Compensation Committee in connection with its periodic review of non-employee director compensation.
The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the 2024 Transition Period, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the 2024 Transition Period. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.
Role of Executive Officers in Determining Compensation
The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.
Role of MSG Networks Inc. Independent Directors in Determining MSG Networks Compensation
In connection with MSG Networks’ work-out of its indebtedness with its syndicate of lenders, the size of the board of directors of MSG Networks Inc. was increased to consist of four directors, two of which are independent (the “MSGN independent directors”). As part of their responsibilities, the MSGN independent directors (i) approved certain compensation decisions at MSG Networks, (ii) recommended to the Company’s Compensation Committee certain compensation decisions for the Chief Executive Officer and President of MSG Networks (who is an NEO of the Company), and (iii) ratified certain compensation decisions made by the Company’s Compensation Committee, including with respect to the Chief Executive Officer and President of MSG Networks.

Tally Sheets
The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the current NEOs for the 2024 Transition Period, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the current NEOs upon various termination scenarios.
Determining Compensation Levels; Benchmarking
As part of the Compensation Committee’s review of total compensation for the 2024 Transition Period, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (both industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.
For the 2024 Transition Period, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or specific target positioning in determining compensation given the limited number of comparable publicly-traded companies.
In addition to the market data listed above, the Compensation Committee considered internal information (job responsibility, experience, parity among executive officers, contractual commitments, attraction and retention of talent and historical compensation) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM
Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the 2024 Transition Period: base salary, 2024 Transition Period cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.
A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.
Mr. Dolan was employed by MSGS and MSGE as each company’s Executive Chairman and Chief Executive Officer during the 2024 Transition Period, and received separate compensation from MSGS and MSGE. While the Compensation Committee is aware that Mr. Dolan also receives compensation for services rendered to MSGS and MSGE, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company.
Mr. Granville-Smith was employed by MSGS and AMC Networks during the 2024 Transition Period, and received separate compensation from MSGS and AMC Networks. While the Compensation Committee is aware that Mr. Granville-Smith also receives compensation for services rendered to MSGS and AMC Networks, its own compensation decisions are based on its independent assessment and application of the compensation goals and objectives of the Company.

The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted. For more information regarding the compensation of Mr. Dolan by MSGS and MSGE, see MSGS’s and MSGE’s 2024 Definitive Proxy Statements, respectively. For more information regarding the compensation of Mr. Granville-Smith by MSGS, see MSGS’s 2024 Definitive Proxy Statement.
Base Salaries
Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains (or contained, in the case of former executives) a minimum base salary level. For information regarding these base salary levels, please see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.
The annual base salaries for each of Mr. Dolan, Mses. Koester and Greenberg, and Messrs. Granville-Smith and Brunner as of the end of the 2024 Transition Period were as follows: $230,000, $1,450,000, $1,350,000, $800,000, and $450,000, respectively. The annual base salary for Mr. Byrnes at the time of his separation from the Company was $1,000,000. For additional information regarding the base salaries and actual amounts earned during the Company’s 2024 Transition Period, see “Executive Compensation Tables — Summary Compensation Table”, which values reflect the 6-month length of the 2024 Transition Period. The Compensation Committee generally determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.
2024 Transition Period Cash Incentives
Overview
As a result of the change in the Company’s fiscal year-end from June 30 to December 31 and the continued assessment, review and development of the Company’s goals given the uniqueness and novel nature of Sphere in Las Vegas, The Sphere Experience, and the Sphere business model, based on management’s recommendation, the Compensation Committee determined that the incentive awards for the Company (including the Sphere and MSG Networks reportable segments and the Corporate business unit) for the six-month 2024 Transition Period be granted on a discretionary basis based on a number of factors, including performance on strategic initiatives and financial performance. Following the 2024 Transition Period, the Company’s annual incentive program is expected to provide for performance-based incentives tied to achievement of key predetermined financial and strategic measures.
Utilizing discretion for the 2024 Transition Period permitted the Compensation Committee to consider various aspects of performance, including both strategic and financial aspects, as well as actions taken to position the Company for long-term growth, and allowed the Committee to be flexible in its decision-making to ensure continued alignment of executive compensation with the Company’s goals and priorities following this transition period. Cash incentives earned by our NEOs for performance in the 2024 Transition Period were determined by the Compensation Committee in consultation with its independent compensation consultant and independent legal counsel following a comprehensive evaluation of reportable segment performance, and with respect to the 2024 Transition Period cash incentive for the President and Chief Executive Officer of MSG Networks, based on recommendations from the MSGN independent directors based on MSG Networks reportable segment results.
The Compensation Committee evaluated performance for the 2024 Transition Period based on reportable segment strategic and financial accomplishments. During the 2024 Transition Period, we had two reportable segments, Sphere (which includes the President and Chief Operating Officer of Sphere) and MSG Networks (which includes the President and Chief Executive Officer of MSG Networks). The payout results for the

Corporate business unit (including our NEOs other than the President and Chief Operating Officer of Sphere and the President and Chief Executive Officer of MSG Networks) were based 80% on Sphere reportable segment results and 20% on MSG Networks reportable segment results. The payout results continue to place importance on the achievement of strategic objectives to reflect the Company’s long-term goals for transformative strategic growth and development, including the growth of Sphere.
As discussed in “Performance Achievement Levels” below, the payout level of the 2024 Transition Period cash incentives was determined to be: 100.00% for the Sphere reportable segment; 97.90% for the MSG Networks reportable segment; and 99.58% for the Corporate business unit (based 80% on Sphere reportable segment results and 20% on MSG Networks reportable segment results).
Target Award Opportunities
Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary as of the conclusion of the applicable fiscal year (with potential payouts not to exceed 200% of target). Target values for our 2024 Transition Period were 50% of full-year values, reflecting the six-month duration of the 2024 Transition Period.
Target 2024 Transition Period incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains (or contained, in the case of former executives) a minimum target annual incentive award level. The Compensation Committee reviews the target annual incentive award levels of the NEOs at least annually, subject to the minimum target annual incentive award level set forth in each employment agreement between the Company and each of the NEOs. See “Executive Compensation Tables — Employment Agreements” below.
2024 Transition Period Incentive Payouts
The below table summarizes each NEO’s target incentive opportunity for the 2024 Transition Period (based on 50% of full-year annual incentive values, reflecting the six-month duration of the 2024 Transition Period) and actual 2024 Transition Period incentive payouts, as determined by the Compensation Committee.
The 2024 Transition Period incentive payouts are described in more detail below.

Name	2024 Transition Period Base Salary(1)	Target Incentive (% of Base Salary)	2024 Transition Period Incentive Award as a % of Target	2024 Transition Period Incentive Award
Current NEOs
James L. Dolan	$115,000	200%	99.58%	$229,034
Jennifer Koester	$725,000	150%	100.00%	$1,087,500
Andrea Greenberg	$675,000	150%	97.90%	$991,238
David Granville-Smith	$400,000	100%	99.58%	$398,320
Gregory Brunner	$225,000	40%	99.58%	$89,622
Former Executive
David F. Byrnes	$500,000	100%	99.58%	$497,900
______________
(1)Reflects 50% of the current NEOs’ annual base salaries as of the conclusion of the 2024 Transition Period and 50% of Mr. Byrnes’ annual base salary as of his separation date.

Performance Achievement Levels
Corporate Business Unit Achievement and Considerations:
The 2024 Transition Period incentive payout for our NEOs other than the President and Chief Operating Officer of Sphere and the President and Chief Executive Officer of MSG Networks was based on the Corporate business unit results, which were based 80% on Sphere reportable segment results and 20% on MSG Networks reportable segment results (consistent with the approach in fiscal year 2024). The achievements and considerations taken into account by the Compensation Committee in determining the Sphere and MSG Networks reportable segment results are described below. Based on this blended result, the Compensation Committee determined the payout result for the Corporate business unit to be 99.58% of target.
Sphere Reportable Segment Achievements and Considerations:
The 2024 Transition Period incentive payout for the President and Chief Operating Officer of Sphere was based on the performance of the Sphere reportable segment. During the 2024 Transition Period, the Sphere reportable segment successfully executed a number of strategic priorities and took certain actions with the goal of positioning the Company for long-term growth. Factors considered by the Compensation Committee included:
•Sphere Events and Venue Operations: During the six months ended December 31, 2024, the venue hosted over 1.7 million guests across more than 430 events, including:
◦The Sphere Experience ran 340 performances of Postcard from Earth and V-U2 An Immersive Concert Film. During the 2024 Transition Period, management continued to refine operational aspects of The Sphere Experience based on learnings since the venue’s opening, including with respect to schedule and pricing in order to maximize revenue and enhance the guest experience;
◦Sphere hosted 12 shows from Dead & Company (as part of their 30-concert total run through August 2024), 16 shows from the Eagles (as part of their 36-show run through September 2025) and five shows from Anyma, the venue’s first electronic dance music act (as part of its 12-show run through early March 2025);
◦Sphere hosted UFC 306, the first live sports event to take place at Sphere and the venue’s highest grossing single event to-date;
◦Formula 1’s Las Vegas Grand Prix returned to Sphere in November 2024 as part of its multi-year deal with the Company; and
◦The venue also welcomed two corporate keynote events and announced Delta Air Lines’ keynote address, which took place during the January 2025 Consumer Electronics Show.
•Exosphere and Sponsorship: The Company announced new marketing partnerships with Verizon, DCT Abu Dhabi, and Ticketmaster.
•Sphere Expansion: In October 2024, the Company and DCT Abu Dhabi announced that they will work together to bring the world's second Sphere to Abu Dhabi, United Arab Emirates under a franchise model.
•Corporate: Management continued to develop its leadership team with the goal of positioning the Sphere business for long-term growth.

Based on these factors, the Compensation Committee determined the payout result for the Sphere reportable segment to be 100.00% of target.
MSG Networks Reportable Segment Achievement and Considerations:
The 2024 Transition Period incentive payout for the President and Chief Executive Officer of MSG Networks was based on the performance of the MSG Networks reportable segment. The MSGN independent directors, in consultation with their independent compensation consultant, reviewed and evaluated the 2024 Transition Period performance of the MSG Networks segment and provided a recommendation to the Compensation Committee with respect to the payout for the President and Chief Executive Officer of MSG Networks. In their performance assessment, the MSGN independent directors followed the fiscal year 2024 MSG Networks annual incentive design, basing the payout 50% on financial performance achievements and 50% on strategic achievements. The financial component result was based 50% on MSG Networks reportable segment revenue and 50% on MSG Networks reportable segment AOI. Based on MSG Networks reportable segment performance during the 2024 Transition Period budget against the MSG Networks budget for the period, the calculated payout result recommended by the MSGN independent directors was as follows for the financial component:

Financial Metrics (Weighting)		2024 Transition Period Financial Component Calculated Results
MSG Networks Reportable Segment Financial Results	MSG Networks Reportable Segment Net Revenue (50%)	90.6% of target	94.04% of target
	MSG Networks Reportable Segment AOI (50%)	97.5% of target
The strategic component for the MSG Networks reportable segment results and the President and Chief Executive Officer of MSG Networks’ payout was based on the achievement of certain strategic objectives with different weightings and accompanied by discrete tactics and measurable metrics. Taking into account the weighted rating of each goal and underlying tactic and metric, the strategic score recommended by the MSGN independent directors for the President and Chief Executive Officer of MSG Networks’ payout was 101.75%. This was based on the achievement of certain objectives, including:
•Launching The Gotham Sports App in October 2024, which houses both MSG+ and the YES App, through MSG Networks’ joint venture with YES;
•Continuing to lead the work-out of its indebtedness with various stakeholders, including entering into a forbearance agreement with certain of its lenders;
•Driving growth in advertising sales; and
•Continuing to focus on operating and cost efficiencies.
Based on the combined financial and strategic achievements described above, the MSGN independent directors recommended the Compensation Committee approve a payout for the President and Chief Executive Officer of MSG Networks of 97.90% of target. The Compensation Committee reviewed the recommendation and supporting materials and determined the payout result for the President and Chief Executive Officer of MSG Networks to be 97.90% of target.
Long-Term Incentives
Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. Long-term incentive award values for our 2024 Transition Period were 50% of full-year values, reflecting the six-month duration of the 2024 Transition Period. For the 2024 Transition Period, standard long-term incentives for our NEOs other than Mr. Dolan were comprised of a mix of cliff-vesting restricted stock units (50%) and ratable-vesting restricted stock units (50%). See “— Elements of the 2024 Transition Period Compensation,” for further information on the Company’s long-term incentive program design for the 2024 Transition Period. The shift for the 2024 Transition Period is not intended to represent a change from the Company’s plan design for the equity mix comprising long-term compensation.
The Compensation Committee believes this equity mix:
•Establishes strong alignment between executive officers and the interests of the Company’s stockholders;
•Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and
•Supports the Company’s objectives of attracting and retaining the best executive officer talent.
The following table summarizes our 2024 Transition Period standard long-term incentive awards to our NEOs other than Mr. Dolan:

Element	Weighting	Summary
Cliff-Vesting Restricted Stock Units	50%
✓Stock-based award establishes direct alignment with our stock price performance and stockholder interests
✓Cliff-vest after three years, mirroring traditional vesting schedule of performance stock units historically granted by the Compensation Committee

Ratable-Vesting Restricted Stock Units	50%	✓Stock-based award establishes direct alignment with our stock price performance and stockholder interests ✓Vests ratably over three years
Additional information regarding long-term incentive awards granted to NEOs during the 2024 Transition Period is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.
Pursuant to Mr. Dolan’s employment agreement, effective July 1, 2024, in lieu of participating in the Company’s long-term incentive program and subject to his continued employment by the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions), Mr. Dolan (i) was granted on July 1, 2024, non-qualified performance vesting options to purchase 1,800,000 shares of Class A Common Stock, and (ii) was granted on January 8, 2025, non-qualified performance vesting options to purchase 984,700 shares of Class A Common Stock. See “— Performance Vesting Options” below for further details.
Restricted Stock Units
Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.
The Compensation Committee approved the awards of restricted stock units shown in the table below to the NEOs for the 2024 Transition Period pursuant to the Company’s 2020 Employee Stock Plan, as amended (the “Employee Stock Plan”) and, in the case of Ms. Greenberg, the MSG Networks Inc. 2010 Employee Stock Plan, as amended and assumed by the Company in the Networks Merger (“MSGN’s Employee Stock Plan”).

Name	Cliff-Vesting Restricted Stock Units	Grant Date Fair Value(1)	Ratable-Vesting Restricted Stock Units	Grant Date Fair Value(1)
Current NEOs
James L. Dolan	—	—	—	—
Jennifer Koester	24,808	$1,216,584	24,808	$1,216,584
Andrea Greenberg	14,318	$702,155	14,318	$702,155
David Granville-Smith	9,640	$472,746	9,640	$472,746
Gregory Brunner	1,872	$91,803	1,872	$91,803
Former Executive
David F. Byrnes(2)	10,207	$500,551	10,207	$500,551
_______________
(1)The grant date fair value listed above is calculated in accordance with Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of approval by the Compensation Committee. As noted above, long-term incentive award values for our 2024 Transition Period were 50% of full-year values, reflecting the six-month duration of the 2024 Transition Period.
(2)All vestings were subject to the terms of Mr. Byrnes’ separation agreement. See “Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Mr. Byrnes as a Result of Separation.”
Cliff-vesting restricted stock units vest on September 15th following a three-year cliff-vesting period after the date of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically settle on the same timeframe as cliff-vesting restricted stock units granted that fiscal year.
Ratable-vesting restricted stock units vest over three years on September 15th of each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). Mid-year grants in respect of an out-of-cycle promotion, increase in compensation or new-hire typically vest on the same timeframe as ratable-vesting restricted stock units granted that fiscal year.
Converted Performance Stock Units Vested During the 2024 Transition Period
As previously disclosed, the performance stock units granted in August 2021, excluding certain performance stock units granted to certain employees of MSGE, and the mid-year grant of performance stock units in April 2022 to Messrs. Dolan and Byrnes (collectively, the “August 2021 Converted PSUs”), were determined to be earned at 100% of target and no longer subject to performance-based vesting requirements. The August 2021 Converted PSUs settled in shares on September 15, 2024 in accordance with their terms.
Performance Vesting Options
In lieu of participating in the standard annual long-term incentive program described above, in accordance with his employment agreement, Mr. Dolan, the Company’s Executive Chairman and Chief Executive Officer, was granted long-term incentive awards in the form of non-qualified performance vesting options to purchase shares of Class A Common Stock that vest based on the achievement of rigorous stock price hurdles. The stock price hurdles outlined below represent significant appreciation from the exercise prices (i.e., the respective closing stock price on the date of grant). Specifically, Mr. Dolan was granted: (i) the First Performance Vesting Option Award on July 1, 2024, consisting of non-qualified performance vesting options to purchase 1,800,000 shares of our Class A Common Stock, with a grant date fair value of $17.48 million, and (ii) the Second Performance Vesting Option Award on January 8, 2025, consisting of non-qualified performance vesting options to purchase 984,700 shares of our Class A Common Stock, with a grant date fair value of $13.03 million. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting

Option Award, and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: $75 per share, $100 per share, $125 per share and $150 per share, with 25% of each option award subject to each respective performance price hurdle. Measurement of the achievement of the hurdles shall be based on a rolling thirty (30) consecutive trading day average of the closing price of the Class A Common Stock on the NYSE. The exercise price of the performance vesting options granted to Mr. Dolan on July 1, 2024 is $34.62 per share and the exercise price of the performance vesting options granted to Mr. Dolan on January 8, 2025 is $41.37 per share. The closing market price of our Class A Common Stock on the NYSE as of July 1, 2024 and January 8, 2025 was $34.62 and $41.37, respectively.
Compensation Committee Policies Related to Certain Compensation Matters
The Compensation Committee’s charter sets forth certain provisions relating to the consideration and granting of annual equity-based awards and other compensation.
The Compensation Committee is required to establish a schedule for the consideration and granting of annual equity-based and other compensation, and the meeting to approve any annual equity-based awards and incentive compensation awards shall promptly follow the announcement of the Company’s year-end earnings (except as the Compensation Committee may otherwise agree). The Compensation Committee also has the authority in its discretion to approve equity-based awards at other times during the year for other reasons, including to provide compensation to new employees. Generally, the Compensation Committee does not take material non-public information into account when determining the timing of the grant of equity awards, including options. However, the Company’s employment agreement with Mr. Dolan provided the Compensation Committee the discretion to delay the grant of the 2025 non-qualified performance vesting option grant while there was material non-public information. When the Compensation Committee has had the discretion to delay the grant of an equity award because of material non-public information, the Compensation Committee has considered (i) the nature of material non-public information, (ii) the length of time until the material non-public information will be disclosed, and (iii) the lack of certainty surrounding the material non-public information and the potential impact the material non-public information could have on the Company’s stock price. The timing of the release of material non-public information is not based on affecting the value of executive compensation.
In addition, the Compensation Committee’s charter sets forth certain procedural matters relating to the granting of stock options.
Insider Trading Policy
We have an insider trading policy that governs the purchase, sale and other disposition of our securities by the Company itself and our employees, directors and consultants. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and the exchange listing standards applicable to us. Among other things, our insider trading policy prohibits us, our employees, directors and consultants from trading in our securities while in possession of material non-public information. The foregoing summary of our insider trading policy does not purport to be complete and is qualified by reference to the full text of our insider trading policy, a copy of which can be found as an exhibit to our Transition Report on Form 10-KT.
Hedging and Pledging Policies
The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families or any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Clawback Policy
The Company’s Clawback Policy, which was established in accordance with the listing requirement of the NYSE, provides for the recovery or “clawback” of certain erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement. The policy applies to incentive-based compensation received by current and former executive officers of the Company during the three fiscal years preceding an accounting restatement and after the effective date of the NYSE’s listing requirement, October 2, 2023.
Vesting and Holding Requirements
Under our executive compensation program for the 2024 Transition Period, 50% of the restricted stock units granted to each recipient will vest ratably over three years and 50% of the restricted stock units granted to each recipient will cliff-vest after three years, in each case, so long as the recipient is continuously employed by the Company, MSGE, MSGS, or any of their respective subsidiaries, until the applicable vesting date (and subject to any applicable terms of the award agreements and their employment agreement, which may supersede any continued employment obligations). As noted above, the performance vesting options granted pursuant to Mr. Dolan’s employment agreement are also subject to cliff-vesting after three years. With respect to our non-employee directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after the director incurs a separation from service (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the three-year cliff vesting and three-year ratable vesting, as the case may be (with respect to our NEOs and eligible employees), and the holding requirements (with respect to our non-employee directors), is to require each of our non-employee directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS
Benefits offered by the Company to its executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, following the MSGE Distribution, Mr. Dolan ceased participating in certain Company benefit plans, including the Company’s medical, dental and vision plans, as he began receiving such benefits from MSGE.
Defined Benefit Plans
Prior to the MSGE Distribution, the Company sponsored a cash balance pension plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan for participating employees, including certain executive officers. The Cash Balance Pension Plan is currently sponsored by MSGE. All benefits under the Cash Balance Pension Plan are provided by MSGE.
The Company sponsors the MSGN Holdings, L.P. Excess Cash Balance Plan (the “MSGN Excess Cash Balance Plan”), a nonqualified deferred compensation plan under which the Company provides additional benefits to certain employees, including Ms. Greenberg, who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation under the Cash Balance Pension Plan. Each of the Cash Balance Pension Plan and MSGN Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015 (for the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan, accrued benefits continue to earn interest credits).
More information regarding the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.
Defined Contribution Plans
Prior to the MSGE Distribution, the Company sponsored the Madison Square Garden 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. Following the MSGE Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN), MSGS and their respective subsidiaries contribute as participating employers. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401k after-tax basis by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
In addition, the Company offers the MSGN Holdings, L.P. Excess Savings Plan and the Sphere Entertainment Excess Savings Plan (together, the “Excess Savings Plans”), nonqualified deferred compensation plans, to certain employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the income deferral limitation. Prior to the MSGE Distribution, the Company offered the MSG Entertainment Group, LLC Excess Savings Plan to employees but sponsorship of this plan was transferred to MSGE following the MSGE Distribution. More information regarding the Excess Savings Plans is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.
Matching contributions and discretionary contributions made by the Company in the 2024 Transition Period in respect of the NEOs under the Savings Plan and the Excess Savings Plans are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Executive Deferred Compensation Plan
The Company sponsors the Sphere Entertainment Co. Executive Deferred Compensation Plan (the “EDCP”), in which certain employees, including executive officers, may elect to participate. Pursuant to the EDCP, participants may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.
Executive Wellness Program
The Company sponsors an executive wellness program (the “Wellness Program”), pursuant to which certain employees, including certain of our NEOs, may elect to participate and receive certain health and wellness benefits. The cost of participating in the Wellness Program is considered a perquisite for any executive officers who elect to participate.
MSG Cares Charitable Matching Gift Program
Since the 2020 fiscal year, our employees, including our NEOs, have also been eligible to participate in the MSG Cares Charitable Matching Gifts Program. Under this program, the Company matches charitable contributions made by our employees, including the NEOs, to eligible 501(c)(3) organizations of the employee’s choice in an aggregate amount of up to $1,000 per employee or $5,000 per employee for members of management (including certain of our NEOs) for each fiscal year.

PERQUISITES
The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. The perquisites described below are provided pursuant to arrangements between the Company and MSGE.
Car and Driver
Mr. Dolan and Ms. Koester have regular access to cars and drivers, which they are permitted to use for personal use in addition to business purposes. In the case of Mr. Dolan, such costs are shared equally by the Company, MSGE and MSGS. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.
Aircraft Arrangements
During the 2024 Transition Period, the Company had access to certain aircraft through timesharing arrangements with a subsidiary of MSGE (such subsidiary having access to leased aircraft, including through arrangements with various Dolan family entities) and with a subsidiary of MSGS (such subsidiary having access to leased aircraft). Mr. Dolan is permitted to use such aircraft for personal use and is not required to reimburse the Company for such use. Additionally, Mr. Dolan has access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and he is not required to reimburse the Company for such use. Such costs are shared equally by the Company, MSGE and MSGS (so that the Company is responsible for 33.3% of such costs). See “Transactions with Related Parties — Aircraft Arrangements.” Ms. Koester is also permitted to use aircraft, including helicopters, for personal use for up to 25 hours annually and is not required to reimburse the Company for such use.
The Company reimburses MSGE and MSGS for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.
Executive Security
Mr. Dolan participates in MSGE’s executive security program, including services related to cybersecurity and connectivity. Such costs are shared equally by the Company, MSGE and MSGS. See “Transactions with Related Parties — Relationship Between Us, MSGE, MSGS and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.
Other
From time to time certain employees, including the NEOs (and their guests), have access at no cost to tickets to Company events, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites. In addition, certain employees, including NEOs (and their guests), may have access at no cost to tickets to events at venues operated by MSGE, which are deemed to be perquisites, and may also purchase tickets to such events at face value. Tickets provided to employees, including the NEOs, are not available for resale.

POST-TERMINATION COMPENSATION
We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.
Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction.
With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are generally governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and “— Termination and Severance” below.
AWARDS ISSUED IN CONNECTION WITH THE MSGE DISTRIBUTION

Stock Options
In connection with the MSGE Distribution, for every Company stock option held on April 14, 2023 (the “Distribution Record Date”), one stock option of MSGE was issued with the same vesting period pursuant to MSGE’s Employee Stock Plan. The one-for-one distribution ratio is consistent with the treatment of Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date. The existing exercise price was allocated between the existing Company stock options and the new MSGE stock options based upon the volume-weighted average prices of our Class A Common Stock and MSGE’s Class A common stock over the ten trading days immediately following the MSGE Distribution as reported by Bloomberg Business, and the underlying share count took into account the one-for-one distribution ratio. The terms of each employee’s applicable MSGE option award agreement are substantially similar to the terms of the Company’s award agreement, which governs our options. On the Distribution Record Date, our only NEO that held Company stock options was Mr. Dolan.

Restricted Stock Units and Performance Stock Units
In connection with the MSGE Distribution, each holder of a Company restricted stock unit received one MSGE restricted stock unit in respect of every one Company restricted stock unit held on the Distribution Record Date and continues to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company restricted stock unit in accordance with the Company award agreement. Additionally, each holder of a Company performance stock unit received one MSGE performance stock unit in respect of every one Company performance stock unit held on the Distribution Record Date and continues to be entitled to a share of Company Class A Common Stock (or cash or other property) for each Company performance stock unit in accordance with the Company award agreement. The one-for-one distribution ratio is consistent with the treatment of Company stockholders’ Class A or Class B Common Stock held on the Distribution Record Date.
As discussed above, during the 2024 fiscal year, the Compensation Committee deemed the Company’s outstanding performance stock units earned at 100% of target and no longer subject to performance-based vesting requirements (excluding certain performance stock units granted to certain employees of MSGE, as discussed in the subsequent paragraph). The MSGE performance stock units with a performance period ending in 2024 or 2025 were amended by the MSGE compensation committee to reflect performance conditions specific to MSGE following the MSGE Distribution (excluding certain performance stock units granted to certain employees, as discussed in the subsequent paragraph).
For individuals employed solely by the Company as of the MSGE Distribution, their Company and MSGE performance stock units with a performance period ending in 2024 or 2025 were (or will be) deemed earned at target. For individuals employed solely by MSGE as of the MSGE Distribution (other than Mr. Byrnes), the payout multiplier for their Company and MSGE performance stock units with a performance period ending in 2024 or 2025 were (or will be) determined based on the performance of MSGE. For individuals employed by both companies as of the MSGE Distribution, their Company performance stock units with a performance period ending in 2024 or 2025 were earned at target and the payout multiplier for their MSGE performance stock units with a performance period ending in 2024 or 2025 was (or will be) determined based on the performance of MSGE. With respect to Mr. Byrnes, the Compensation Committee amended his Company performance stock units with a performance period ending in 2024 or 2025 such that they were deemed earned at target. For more information on the payout of MSGE’s 2022 fiscal year performance stock units payout level, see MSGE’s Definitive Proxy Statements.
Other Terms
With respect to outstanding equity awards, the Company, MSGE and MSGS are not regarded as competitive entities of each other for purposes of any non-compete provisions contained in the applicable award agreements.
With respect to all outstanding Company awards (and MSGE awards issued in connection with such awards), other than the FY24 premium priced performance options and Mr. Dolan’s performance vesting options granted pursuant to his employment agreement, holders of such awards will continue to vest so long as they remain employed by the Company, MSGE, MSGS or any of their respective subsidiaries, provided that an employee who moves between the Company (or one of its subsidiaries), MSGE (or one of its subsidiaries) or MSGS (or one of its subsidiaries) at a time when the applicable entities are no longer affiliates will not continue to vest in such awards and such change will constitute a termination of employment for purposes of the award agreement. In the case of Mr. Dolan, his FY24 premium priced performance options and the performance vesting options granted to him in connection with his employment agreement vest based on his continued employment with the Company (or any of its subsidiaries). In the case of Ms. Koester, her FY24 premium priced performance options vest based on her continued employment with the Company (or any of its subsidiaries).

REPORT OF COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.
Members of the Compensation Committee
Joseph J. Lhota
John L. Sykes (Chair)
Carl E. Vogel

EXECUTIVE COMPENSATION TABLES
The tables below reflect the compensation of the Company’s NEOs. See “Compensation Discussion & Analysis” for an explanation of our compensation philosophy and program.
CERTAIN COMPENSATION DISCLOSURE CONSIDERATIONS

Our Executive Chairman and Chief Executive Officer is a shared employee of the Company, MSGE and MSGS and our Executive Vice President is a shared employee of the Company, MSGS and AMC Networks. The information set forth below only reflects the compensation for the shared NEOs paid by the Company for services rendered to the Company.
Mr. Byrnes served as the Company’s Executive Vice President, Chief Financial Officer and Treasurer from December 8, 2023 until December 9, 2024. Mr. Brunner, the Company’s Senior Vice President, Controller and Principal Accounting Officer, assumed the responsibilities of principal financial officer on an interim basis from December 9, 2024 until January 13, 2025, and as a result, is considered an NEO for the 2024 Transition Period. Effective January 13, 2025, Mr. Robert Langer was appointed Executive Vice President, Chief Financial Officer and Treasurer and became an executive officer. Mr. Langer’s compensation is not reflected herein because he was not an executive officer during the 2024 Transition Period.
For more information regarding the compensation of Mr. Dolan by MSGE and MSGS and the compensation of Mr. Granville-Smith by MSGS, see MSGE’s and MSGS’ 2024 Definitive Proxy Statements.

2024 TRANSITION PERIOD SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the 2024 Transition Period (referred to in the tables below as “TP 2024”), and the fiscal years ended June 30, 2024, June 30, 2023, and June 30, 2022, respectively.

Name and Principal Position	Year	Salary ($)(1)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Current NEOs
James L. Dolan	TP 2024	115,000	229,034	—	17,477,448	—	—	176,234	17,997,716
Executive Chairman and Chief Executive Officer	2024	1,000,000	751,600	6,923,923	17,160,987	1,248,400	—	356,283	27,441,193
	2023	1,823,077	—	10,973,100	—	3,064,000	—	450,028	16,310,205
	2022	1,937,500	—	11,148,811	—	5,566,000	—	591,368	19,243,679
Jennifer Koester(9)	TP 2024	725,000	1,087,500	2,433,169	—	—	—	204,220	4,449,889
President and Chief Operating Officer of Sphere	2024	488,462	823,400	3,188,311	7,880,231	482,850	—	149,579	13,012,833
Andrea Greenberg(10)	TP 2024	675,000	991,238	1,404,309	—	—	10,904	995	3,082,446
President and Chief Executive Officer, MSG Networks	2024	1,350,000	—	2,913,850	—	2,190,645	19,302	76,839	6,550,636
	2023	1,350,000	—	2,308,962	—	2,691,225	12,800	80,615	6,443,602
	2022	1,326,923	—	2,415,014	—	2,579,850	13,708	71,211	6,406,706
David Granville-Smith(11)	TP 2024	400,000	398,320	945,491	—	—	—	—	1,743,811
Executive Vice President	2024	800,000	300,640	2,308,032	—	499,360	—	22,323	3,930,355
	2023	21,538	925,000	3,903,864	—	—	—	—	4,850,402
Gregory Brunner(12)	TP 2024	225,000	89,622	183,606	—	—	—	1,051	499,279
Senior Vice President, Controller and Principal Accounting Officer	2024	450,000	67,644	380,825	—	112,356	—	18,366	1,029,191
	2023	25,962	150,000	—	—	—	—	92	176,054
Former Executive
David F. Byrnes(13)	TP 2024	500,000	497,900	1,001,103	—	—	—	4,000,979	5,999,982
Executive Vice President, Chief Financial Officer and Treasurer	2024	539,231	187,900	93,157	—	1,077,100	—	18,922	1,916,310
	2023	646,154	—	1,554,569	—	612,800	—	43,356	2,856,879
	2022	338,462	811,868	993,165	—	1,113,200	—	11,893	3,268,588
_______________
(1)For the 2024 Transition Period, this column reflects salaries earned by the NEOs during the six months in the 2024 Transition Period.
(2)For the 2024 Transition Period, salaries earned by the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 0.6%; Ms. Koester – 16.3%; Ms. Greenberg – 21.9%; Mr. Granville-Smith – 22.9%; Mr. Brunner – 45.1%; and Mr. Byrnes – 8.3%.
(3)For the 2024 Transition Period, this column reflects the value of the 2024 Transition Period incentive awards earned by each of the NEOs with respect to performance during the 2024 Transition Period. The 2024 Transition Period incentive awards were paid in March 2025. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Achievement Levels,” for further information. For 2024, this column reflects the value of the discretionary adjustments made by the Compensation Committee to the annual incentive award earned by each of the NEOs (except for Ms. Greenberg) with respect to performance during the fiscal year ended June 30, 2024 in recognition of the Sphere segment’s achievements during the 2024 fiscal year. The annual incentive awards, as adjusted, were paid in September 2024. With respect to Ms. Koester, this column also reflects a one-time special bonus paid outside of the management performance incentive plan to Ms. Koester in connection with forfeited compensation from her previous employer in connection with the commencement of her employment with the Company. For 2023, this column reflects a one-time special bonus paid to Mr. Granville-Smith in connection with forfeited compensation from his previous employer, and to Mr. Brunner in connection with the commencement of his employment with the Company. For 2022, this column reflects a one-time special bonus paid to Mr. Byrnes in connection with forfeited compensation from his previous employer.
(4)This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with Topic 718 on the date of grant. Under Topic 718, the date of grant for performance stock units is the date the performance targets are set for such awards. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Transition Report on Form 10-KT. The grant date fair value of the performance stock units is shown at target performance. The number of restricted stock units and performance stock units granted to the NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.
For the 2024 Transition Period period figures, this column reflects the value of restricted stock units granted in August 2024.
For the 2024 figures, this column reflects the value of restricted stock units approved and granted in September 2023 and April 2024, performance stock units approved in September 2023 and granted for purposes of Topic 718 in March 2024 (when the Compensation Committee determined to deem all then-outstanding performance stock units earned at 100% of target) and performance stock units approved and granted in April 2024 (deemed to be earned at 100% of target (excluding certain Company performance stock units granted to certain employees of MSGE)). With respect to Mr. Byrnes, such amounts reflect a mid-year long-term incentive award of restricted stock units and performance stock units granted in April 2024 under his employment agreement. With respect to Ms. Koester, such amounts reflect (i) an award of restricted stock units and performance stock units granted in April 2024 to reflect the long-term incentive opportunity (on a pro-rata basis) under her employment agreement and (ii) a one-time equity award of restricted stock units granted in April 2024 in accordance with the terms of her employment agreement and which was intended to compensate her for forfeited compensation from her previous employer.
For the 2023 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2022, May 2023 and June 2023, as applicable. The number of units and the grant date fair value of the awards from August 2022 are based on the stock price of the pre-MSGE Distribution Company. The number of units and the grant date fair value of the awards from May 2023 and June 2023 are based on the stock price of the post-MSGE Distribution Company. With respect to Mr. Granville-Smith, such amounts reflect a one-time equity award of restricted stock units granted in June 2023 in accordance with the terms of his employment agreement and which was intended to compensate him for forfeited compensation from his previous employer.
For the 2022 figures, this column reflects the value of restricted stock units approved and granted in August 2021 and April 2022 and performance stock units approved in August 2021 and April 2022 and granted for purposes of Topic 718 in June 2022. With respect to Mr. Dolan, such amounts include an award of restricted stock units granted and approved in April 2022 and an award of performance stock units approved in April 2022 and granted for purposes of Topic 718 in June 2022 to reflect the increased long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. Dolan’s new employment agreement effective August 2021. With respect to Mr. Byrnes, such amounts include an award of restricted stock units granted and approved in April 2022 and an award of performance stock units approved in April 2022 and granted for purposes of Topic 718 in June 2022, to reflect the long-term incentive opportunity (on a non-pro rata basis) under his employment agreement.
(5)For the 2024 Transition Period figures with respect to Mr. Dolan, this column reflects the First Performance Vesting Option Award. For the 2024 figures with respect to Mr. Dolan and Ms. Koester, this column reflects the FY24 premium priced performance options consisting of off-cycle performance stock options granted in fiscal year 2024 with premium priced exercise prices and three-year service-based cliff vesting. See the Company’s 2024 Definitive Proxy Statement for further information on the FY24 premium priced performance options and the Compensation Committee’s considerations at the time of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 16 to our financial statements included in our Transition Report on Form 10-KT.

(6)For the 2024 figures, this column reflects the calculated annual incentive award earned by each of the NEOs under the Company’s program with respect to performance during the fiscal year ended June 30, 2024 and paid in September 2024. For the 2023 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2023 and paid in September 2023. With respect to Mr. Byrnes, these amounts equal the portion of the MSGE annual cash incentive award paid by the Company, reflecting the Company’s obligation to pay 50% of the liability in accordance with the MSGE Employee Matters Agreement (as defined below). For the 2022 figures, this column reflects the annual incentive award earned by each NEO under the Company’s program with respect to performance during the fiscal year ended June 30, 2022 and paid in September 2022.
(7)For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account, accumulated MSGN Excess Retirement Plan account and accumulated MSGN Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.
(8)The table below shows the components of this column for the 2024 Transition Period figures:

Name	Year	401(k) Plan Match(a)	Life Insurance Premiums(b)	Perquisites(c)	Separation-Related Benefits(d)	Total
Current NEOs
James L. Dolan	TP 2024	$—	$—	$176,234	$—	$176,234
Jennifer Koester	TP 2024	$31	$1,224	$202,965	$—	$204,220
Andrea Greenberg	TP 2024	$—	$995	$—	$—	$995
David Granville-Smith	TP 2024	$—	$—	$—	$—	$—
Gregory Brunner	TP 2024	$500	$551	$—	$—	$1,051
Former NEOs
David F. Byrnes	TP 2024	$—	$979	$—	$4,000,000	$4,000,979
______________
(a)These columns represent, for each individual, the Company’s and MSGN’s share of the cost of a matching contribution by the Company or MSGN, as applicable, on behalf of such individual under the Savings Plan or Excess Savings Plans, as applicable. During the 2024 Transition Period there were no discretionary contributions by the Company or MSGN, as applicable, on behalf of the NEOs under the Savings Plan or Excess Savings Plans, as applicable.
(b)This column represents amounts paid for each individual to participate in the Company’s group life insurance program. Mr. Dolan receives these benefits from MSGE following the MSGE Distribution. Mr. Granville-Smith receives these benefits from MSGS.
(c)This column represents the following aggregate estimated perquisites, as described in the table below, excluding amounts reimbursed by MSGE and/or MSGS. The perquisites were provided pursuant to arrangements between the Company, MSGE and MSGS. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Other(IV)	Total
Current NEOs
James L. Dolan	TP 2024	$39,546	$136,526	*	*	176,234
Jennifer Koester	TP 2024	$138,526	$61,939	*	*	202,965
Andrea Greenberg	TP 2024	*	*	*	*	**
David Granville-Smith	TP 2024	*	*	*	*	**
Gregory Brunner	TP 2024	*	*	*	*	**
Former Executive
David F. Byrnes	TP 2024	*	*	*	*	**
______________
*Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.
**The aggregate value of the perquisites in the 2024 Transition Period for the individual is less than $10,000.
(I)Amounts in this column for Mr. Dolan and Ms. Koester represent the Company’s share of the cost for personal use by such executive of MSGE vehicles, which includes commutation.
(II)As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in this column reflect the Company’s share of the incremental cost for personal use of aircraft (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.
(III)The amounts in this column represent the Company’s share of the cost for Mr. Dolan’s participation in MSGE’s executive security program (including cybersecurity and connectivity).
(IV)The amounts in this column represent the Company’s share of the cost for Ms. Koester’s participation in the Company’s Executive Wellness Program.
(d)    Effective as of December 31, 2024, Mr. Byrnes separated from the Company. The amounts in this column reflect separation-related benefits paid in accordance with his employment agreement. See “—Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Mr. Byrnes as a Result of Separation” for a description of the benefits paid upon his separation from the Company.
(9)Effective February 5, 2024, Ms. Koester was appointed President of Sphere Business Operations and became an executive officer of the Company. She was promoted to President and Chief Operating Officer of Sphere effective June 10, 2024.
(10)Effective as of the closing of the Networks Merger on July 9, 2021, Ms. Greenberg (who has been President and Chief Executive Officer of MSG Networks since 2015) became an executive officer of the Company.
(11)Effective June 15, 2023, Mr. Granville-Smith was appointed Executive Vice President of the Company.
(12)Effective June 5, 2023, Mr. Brunner was appointed Senior Vice President, Controller and Principal Accounting Officer of the Company. Mr. Brunner assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023 until December 8, 2023 and from December 9, 2024 until January 13, 2025.
(13)Mr. Byrnes served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from December 8, 2023 until December 9, 2024. Mr. Byrnes previously served as the Executive Vice President and Chief Financial Officer of the Company from January 24, 2022 until the MSGE Distribution Date and served as Executive Vice President and Chief Financial Officer of MSGE from February 2023 until December 8, 2023.

2024 TRANSITION PERIOD GRANTS OF PLAN-BASED AWARDS
The table below presents information regarding Company equity awards granted under the Company’s plans that were granted during the 2024 Transition Period to each NEO, including equity incentive plan awards of restricted stock units and stock options. As discussed above, long-term incentive awards for our 2024 Transition Period were 50% of full-year values, reflecting the six-month duration of the 2024 Transition Period.

					Estimated Future Payouts Under Equity Incentive Plan Awards			All Stock Awards: Number of Shares of Stock or Units (#)(2)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Year	Grant Date(1)		Approval Date	Threshold (#)	Target (#)	Maximum (#)
Current NEOs
James L. Dolan	TP 2024	7/1/2024	(4)	6/30/2024	450,000	1,800,000	1,800,000		34.62	17,477,448
Jennifer Koester	TP 2024	8/27/2024	(5)	8/27/2024				24,808		1,216,584
	TP 2024	8/27/2024	(6)	8/27/2024				24,808		1,216,584
Andrea Greenberg	TP 2024	8/27/2024	(5)	8/27/2024				14,318		702,155
	TP 2024	8/27/2024	(6)	8/27/2024				14,318		702,155
David Granville-Smith	TP 2024	8/27/2024	(5)	8/27/2024				9,640		472,746
	TP 2024	8/27/2024	(6)	8/27/2024				9,640		472,746
Gregory Brunner	TP 2024	8/27/2024	(5)	8/27/2024				1,872		91,803
	TP 2024	8/27/2024	(6)	8/27/2024				1,872		91,803
Former Executive
David F. Byrnes	TP 2024	8/27/2024	(5)	8/27/2024				10,207		500,551
	TP 2024	8/27/2024	(6)	8/27/2024				10,207		500,551
______________
(1)The grant date is presented in accordance with Topic 718.
(2)The number of restricted stock units granted to the NEOs was determined based on the 20-trading day average closing market price on the day prior to the date such awards were approved by the Compensation Committee.
(3)This column reflects the aggregate grant date fair value of the restricted stock units and stock options, as applicable, granted to each NEO in the 2024 Transition Period without any reduction for risk of forfeiture as calculated in accordance with Topic 718 as of the date of grant.
(4)With respect to Mr. Dolan, this row reflects the number of shares underlying the First Performance Vesting Option Award. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027 and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: 25% of each option award vests at a stock price of $75 per share, 25% of each option award vests at a stock price of $100 per share, 25% of each option award vests at a stock price of $125 per share and 25% of each option award vests at a stock price of $150 per share. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
(5)This row reflects the number of Company cliff-vesting restricted stock units awarded in the 2024 Transition Period. These grants of cliff-vesting restricted stock units, which were made under the Employee Stock Plan (except in the case of Ms. Greenberg, whose grants of restricted stock units were made under MSGN’s Employee Stock Plan), will cliff-vest on September 15, 2027, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Cliff-Vesting Restricted Stock Units” and “—Employment Agreements.”
(6)This row reflects the number of Company ratable-vesting restricted stock units awarded in the 2024 Transition Period. These grants of restricted stock units, which were made under the Employee Stock Plan (except in the case of Ms. Greenberg, whose grants of restricted stock units were made under MSGN’s Employee Stock Plan), will vest in three equal installments on September 15, 2025, 2026 and 2027, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Ratable-Vesting Restricted Stock Units” and “—Employment Agreements.”

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024
The table below shows (i) each grant of Company stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested Company restricted stock units and performance stock units outstanding (at target performance) for each NEO, in each case, as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Current NEOs
James L. Dolan	146,349	(2)	—		—		58.06	03/01/2025	—		—
	108,630	(3)	—		—		67.33	02/25/2026	—		—
	191,110	(4)	—		—		38.49	02/26/2027	—		—
	—		408,164	(5)	—		42.23	10/20/2033	—		—
	—		408,164	(5)	—		45.60	10/20/2033	—		—
	—		408,164	(5)	—		50.67	10/20/2033	—		—
	—		—		1,800,000	(6)	34.62	07/01/2034	—		—
	—		—		—		—	—	266,149	(7)	10,731,128
Jennifer Koester	—		158,333	(8)	—		42.23	10/20/2033	—		—
	—		158,333	(8)	—		45.60	10/20/2033	—		—
	—		158,334	(8)	—		50.67	10/20/2033	—		—
	—		—		—		—	—	107,737	(9)	4,343,956
Andrea Greenberg	—		—		—		—	—	107,516	(10)	4,335,045
David Granville-Smith	—		—		—		—	—	157,593	(11)	6,354,150
Gregory Brunner	—		—		—		—	—	11,141	(12)	449,205
Former Executive
David F. Byrnes	—		—		—		—	—	40,942	(13)	1,650,781
______________
(1)Calculated using the closing market price of Class A Common Stock on the NYSE on December 31, 2024 of $40.32 per share.
(2)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on September 1, 2017, which have fully vested.
(3)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 28, 2018, which have fully vested.

(4)The amounts in this row represent Mr. Dolan’s time-based stock options granted in connection with the Networks Merger as a result of the conversion of Mr. Dolan’s MSGN time-based stock options and performance-based stock options granted as long-term incentive awards on August 29, 2019, which have fully vested.
(5)The amounts in these rows represent Mr. Dolan’s FY24 premium priced performance options, granted on October 20, 2023, which will cliff vest on October 20, 2026 if Mr. Dolan has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
(6)The amounts in this row represents the number of shares underlying Mr. Dolan’s First Performance Vesting Option Award. The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027 and (2) the date on which certain price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Performance Vesting Options.”
(7)With respect to Mr. Dolan, the total in this column includes 32,917 restricted stock units (from an original award of 98,750 restricted stock units) and 98,750 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on August 31, 2022, and 53,793 restricted stock units and 80,689 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on September 1, 2023. The restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Mr. Dolan received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(8)The amounts in these rows represent Ms. Koester’s FY24 premium priced performance options, granted on February 5, 2024, which will cliff vest on October 20, 2026 if Ms. Koester has remained employed by, or provided services to, the Company or any of its subsidiaries through such date (subject to certain limited exceptions).
(9)With respect to Ms. Koester, the total in this column includes 23,976 restricted stock units (from an original one-time special award of 35,964 restricted stock units), as well as 13,658 restricted stock units (from an original award of 20,487 restricted stock units) and 20,487 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on April 22, 2024, and 24,808 cliff-vesting restricted stock units and 24,808 ratable-vesting restricted stock units approved as long-term incentive awards on August 27, 2024. The restricted stock units/ratable-vesting restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(10)With respect to Ms. Greenberg, the total in this column includes amounts after FICA tax withholding obligations were satisfied as a result of certain vesting rights contained in Ms. Greenberg’s employment agreement, and consist of 6,594 restricted stock units (from an original award of 20,779 restricted stock units) and 19,781 performance stock units (deemed to be earned at 100% of target) (from an original award of 20,779 performance stock units) approved as long-term incentive awards on August 31, 2022, 21,552 restricted stock units (from an original award of 33,957 restricted stock units) and 32,327 performance stock units (deemed to be earned at 100% of target) (from an original award of 33,957 performance stock units) approved as long-term incentive awards on September 1, 2023, and 13,631 cliff-vesting restricted stock units (from an original award of 14,318 cliff-vesting restricted stock units) and 13,631 ratable-vesting restricted stock units (from an original award of 14,318 ratable-vesting restricted stock units) approved as long-term incentive awards on August 27, 2024. The restricted stock units/ratable-vesting restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Ms. Greenberg received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(11)With respect to Mr. Granville-Smith, the total in this column includes 93,484 restricted stock units (from an original award of 140,225 restricted stock units) granted on June 15, 2023 as a one-time special award in accordance with his new employment agreement and which was intended to compensate him for forfeited compensation from his previous employer, 17,932 restricted stock units (from an original award of 26,897 restricted stock units) and 26,897 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on September 1, 2023, and 9,640 cliff-vesting restricted stock units and 9,640 ratable-vesting restricted stock units approved as long-term incentive awards on August 27, 2024. The restricted stock units/ratable-vesting restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(12)With respect to Mr. Brunner, the total in this column includes 2,959 restricted stock units (from an original award of 4,438 restricted stock units) and 4,438 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on September 1, 2023, and 1,872 cliff-vesting restricted stock units and 1,872 ratable-vesting restricted stock units approved as long-term incentive awards on August 27, 2024. The restricted stock units/ratable-vesting restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units cliff-vest on September 15th of the applicable year following a three year-period. All vestings are subject to continued employment requirements and employment agreement and award terms (as applicable).
(13)With respect to Mr. Byrnes, the total in this column includes 4,664 restricted stock units (from an original award of 13,990 restricted stock units) and 13,990 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on August 31, 2022, 750 restricted stock units (from an original award of 1,124 restricted stock units) and 1,124 performance stock units (deemed to be earned at 100% of target) approved as long-term incentive awards on April 22, 2024, and 10,207 cliff-vesting restricted stock units and 10,207 ratable-vesting restricted stock units approved as long-term incentive awards on August 27, 2024. The restricted stock units/ratable-vesting restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units deemed to be earned at 100% of target and cliff-vesting restricted stock units cliff-vest on September 15th of the applicable year following a three year-period. In connection with the MSGE Distribution, Mr. Byrnes received one MSGE restricted stock unit and one MSGE performance stock unit for each Company restricted stock unit and Company performance stock unit, respectively, held on the Distribution Record Date. See “Compensation Discussion and Analysis — Awards Issued in Connection with the MSGE Distribution.” All vestings are subject to the terms of Mr. Byrnes’ separation agreement. See “Termination and Severance — Quantification of Termination and Severance — Benefits Payable to Mr. Byrnes as a Result of Separation.”

2024 TRANSITION PERIOD OPTION EXERCISES AND STOCK VESTED
The table below shows restricted stock unit awards that vested during the 2024 Transition Period. No Company stock options were exercised in the 2024 Transition Period.

	Restricted Stock Units
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Current NEOs
James L. Dolan	172,795	7,297,133
Jennifer Koester	18,817	794,642
Andrea Greenberg	42,125	1,788,296
David Granville-Smith	55,706	2,352,464
Gregory Brunner	1,479	62,458
Former Executive
David F. Byrnes	14,924	630,241
______________
(1)Calculated using the closing price of Class A Common Stock on the NYSE on the vesting dates, August 27, 2024 and September 13, 2024 of $49.04 and $42.23 per share, respectively.

2024 TRANSITION PERIOD PENSION BENEFITS
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of December 31, 2024.

Name	Plan Name(1)	Number of Years of Credited Service (#)		Present Value of Accumulated Benefit ($)(2)
Current NEOs
James L. Dolan	Cash Balance Pension Plan	—	(3)	—
	MSGN Excess Cash Balance Plan	—	(3)	—
Jennifer Koester	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Andrea Greenberg	Cash Balance Pension Plan	8	(4)	—
	MSGN Excess Cash Balance Plan	8	(4)	481,271
David Granville-Smith	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Gregory Brunner	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
Former Executive
David F. Byrnes	Cash Balance Pension Plan	—	(5)	—
	MSGN Excess Cash Balance Plan	—	(5)	—
_______________
(1)Accruals under both the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen as of December 31, 2015.
(2)Additional information concerning pension plans and other postretirement benefit plan assumptions is set forth in Note 15 to our financial statements included in our Transition Report on Form 10-KT.
(3)Mr. Dolan does not participate in the Cash Balance Pension Plan or the MSGN Excess Cash Balance Plan.
(4)Ms. Greenberg’s benefits under the MSGN Excess Cash Balance Plan were retained by the Company and the number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s excess cash balance plan prior to the Networks Merger. In connection with the MSGE Distribution, Ms. Greenberg’s accrued benefits under the Cash Balance Plan (which number of years of credited service reflect the period of Ms. Greenberg’s participation in MSGN’s cash balance plan prior to the Networks Merger) were transferred to MSGE, including the liability for such benefits.
(5)Ms. Koester and Messrs. Granville-Smith, Brunner, and Byrnes commenced employment with the Company after the Cash Balance Pension Plan and the MSGN Excess Cash Balance Plan were frozen and therefore are not eligible to participate in such plans.
The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.
Cash Balance Pension Plan
Prior to the MSGE Distribution, the Company sponsored the Cash Balance Pension Plan, a tax-qualified defined benefit plan. The sponsorship of the Cash Balance Plan was transferred to MSGE in connection with the MSGE Distribution. All benefits under the MSGE Cash Balance Pension Plan are provided by MSGE. The Cash Balance Pension Plan generally covers regular full-time and part-time non-union employees of the sponsoring company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Ms. Greenberg, which consists of (i) annual allocations made by the sponsoring company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.
A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.
MSGN Excess Cash Balance Plan
The MSGN Excess Cash Balance Plan is a nonqualified deferred compensation plan, which was retained by the Company following the Networks Merger and the MSGE Distribution, that is intended to provide eligible participants, including Ms. Greenberg, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Internal Revenue Code of 1986, as amended (“Code”) limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The MSGN Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.
Savings Plan
Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax or Roth 401k after-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan is a multiple employer plan and following the MSGE Distribution, sponsorship of the Savings Plan was transferred to MSGE and the Company (including MSGN) and MSGS contribute for their respective employees. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed on a pre-tax or Roth 401(k) after-tax basis, by participating employees and (b) a discretionary non-elective contribution by the applicable employer. In the event of a change in employment among the Company, MSGE, MSGS or any of their respective subsidiaries, the cost of the matching contribution or any discretionary contribution made to such individual during the applicable calendar year is equitably shared among the applicable companies to reflect the portion of the year such individual was employed by such company.
Excess Savings Plans
The Excess Savings Plans are unfunded, nonqualified deferred compensation plans that operate in conjunction with the Savings Plan. An employee is eligible to participate in the Excess Savings Plans for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($345,000 in calendar year 2024) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($23,000 for calendar year 2024) can continue to make pre-tax contributions under the Excess Savings Plans of up to 4% of his or her eligible pay. In addition, the Company provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. Account balances under the Excess Savings Plans are credited monthly with the rate of return determined by reference to a deemed investment fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.
Executive Deferred Compensation Plan
The Company sponsors the EDCP, pursuant to which certain employees, including executive officers, may make elective base salary or bonus deferral contributions. Participants may make individual investment elections that will determine the rate of return on their deferral amounts under the EDCP. The EDCP does not provide any above-market returns or preferential earnings to participants, and the participants’ deferrals and their earnings are always 100% vested. The EDCP does not provide for any Company contributions. Participants may elect at the time they make their deferral elections to receive their distribution either as a lump sum payment or in substantially equal annual installments over a period of up to five years.

2024 TRANSITION PERIOD NONQUALIFIED DEFERRED COMPENSATION
The table below shows (i) the contributions made by each NEO and the Company during the 2024 Transition Period, (ii) aggregate earnings on each NEO’s account balance during the 2024 Transition Period and (iii) the account balance of each of our NEOs under the Excess Savings Plans as of December 31, 2024.

Name	Plan Name	Executive Contributions in TP 2024 ($)(1)	Registrant Contributions in TP 2024 ($)(2)	Aggregate Earnings in TP 2024 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of TP 2024 ($)
Current NEOs
James L. Dolan	Excess Savings Plan	5,192	—	16,889	—	691,675
Jennifer Koester	Excess Savings Plan	29,000	—	470	—	35,219
Andrea Greenberg	Excess Savings Plan	27,000	—	37,399	—	1,540,824
David Granville-Smith	Excess Savings Plan	16,000	—	1,571	—	72,922
Gregory Brunner	Excess Savings Plan	8,308	—	265	—	15,717
Former Executive
David F. Byrnes	Excess Savings Plan	20,000	—	476	—	30,492
_______________
(1)These amounts represent a portion of the NEOs’ salaries and/or 2024 Transition Period cash incentives, which are included in the numbers reported in the “Salary” or “Bonus” columns, as applicable, of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plans.
(2)These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.
(3)These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS
Each of our NEOs had an employment agreement with the Company in the 2024 Transition Period. MSGN and the Company entered into a new agreement with Ms. Greenberg, effective September 1, 2024. Set forth below is a description of the agreements between the Company and each of Mr. Dolan, Mses. Koester and Greenberg, and Messrs. Granville-Smith, Brunner, and Byrnes.
As noted above in the Compensation Discussion & Analysis, Mr. Dolan also serves as an executive officer and employee of MSGE and MSGS pursuant to terms of employment agreements with each of MSGE and MSGS (which are not described herein). In addition, Mr. Granville-Smith also serves as an employee of MSGS and AMC Networks pursuant to terms of employment agreements with each of MSGS and AMC Networks (which are not described herein). For a description of Mr. Dolan’s employment agreements with each of the MSGE and MSGS and Mr. Granville-Smith’s employment agreement with MSGS, see MSGE’s and MSGS’s 2024 Definitive Proxy Statements.
James L. Dolan
In connection with the expiration of Mr. Dolan’s prior employment agreement, the Company entered into a renewal employment agreement with Mr. Dolan, effective July 1, 2024.
The agreement provides for an annual base salary of not less than $230,000 and eligibility to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to not less than 200% of his annual base salary.
In lieu of participating in any annual equity long-term incentive programs that are made available to similarly situated executives of the Company, subject to his continued employment by the Company, Mr. Dolan was granted (i) non-qualified performance vesting options on July 1, 2024 to purchase 1,800,000 shares of our Class A Common Stock (the First Performance Vesting Option Award) and (ii) non-qualified performance vesting options on January 8, 2025 to purchase 984,700 shares of our Class A Common Stock (the Second Performance Vesting Option Award). The performance vesting options (or the applicable portion thereof) will vest on the later of (1) June 30, 2027, with respect to the First Performance Vesting Option Award, or January 8, 2028, with respect to the Second Performance Vesting Option Award, and (2) the date on which any of the share price hurdles are achieved during the five-year performance period measured from the date of grant, in each case subject to Mr. Dolan’s continued employment with the Company (or any of its subsidiaries) through the applicable vesting date (subject to certain limited exceptions). The share price hurdles are as follows: 25% of each option award vests at a stock price of $75 per share, 25% of each option award vests at a stock price of $100 per share, 25% of each option award vests at a stock price of $125 per share and 25% of each option award vests at a stock price of $150 per share. The exercise price of the First Performance Vesting Option Award is $34.62 per share and the exercise price of the Second Performance Vesting Option Award is $41.37 per share.
Mr. Dolan is not eligible for our standard benefits program, with the exception of Mr. Dolan’s participation in the Company’s Excess Savings Plan and EDCP, with his full Company salary being used to determine applicable benefits under the Company’s Excess Savings Plan; provided that, if Mr. Dolan’s employment with MSGE terminates while he is employed by the Company, he will be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms and conditions of the plans.
If, on or prior to June 30, 2027, Mr. Dolan’s employment is either terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s timely execution and non-revocation of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will be immediately eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.
If Mr. Dolan’s employment is terminated due to his death or disability before June 30, 2027, and at such time cause does not exist, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be on the 90th day after the termination of his employment; provided, that if any such long-term cash award were subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after June 30, 2027 due to a Qualifying Termination, death or disability, then, subject to timely execution and non-revocation of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above. Following June 30, 2027, Mr. Dolan will no longer be entitled to the benefits and rights set forth in clauses (a) and (b) above in the event of a Qualifying Termination and certain provisions of Mr. Dolan’s employment agreement regarding annual cash and equity compensation will no longer been in effect with respect to services following such date.
The agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement restricting Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
The agreement also states that the FY24 premium priced performance options and the performance vesting options described above are governed solely by the terms of the applicable award agreements and not the termination treatment otherwise applicable to Mr. Dolan’s other equity-based awards.
Jennifer Koester
On January 5, 2024, the Company entered into an employment agreement with Ms. Koester, effective as of February 5, 2024, which provided for Ms. Koester’s employment as President of Sphere Business Operations. Effective June 10, 2024, Ms. Koester’s employment agreement was amended to provide for her employment as President and Chief Operating Officer of Sphere.
The employment agreement, as amended, provides for an annual base salary of not less than $1,450,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 150% of annual base salary; provided that her annual bonus in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date. Commencing with the Company’s fiscal year starting July 1, 2023, Ms. Koester is eligible, subject to her continued employment by the Company, to participate in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Ms. Koester will receive one or more annual long-term awards with an aggregate target value of not less than $4,375,000; provided that her award in respect of the fiscal year beginning July 1, 2023 was prorated to reflect Ms. Koester’s commencement date.
Ms. Koester received a one-time special award of restricted stock units with an aggregate grant date fair value of $1,600,000, which was granted at the same time mid-year long-term incentive grants were granted to active employees of the Company (in April 2024) and is subject to three-year vesting (with one-third vesting in each of September 2024, 2025 and 2026). Ms. Koester also received a one-time award of premium priced options to purchase 475,000 shares of our Class A Common Stock, which was granted on February 5, 2024, and vests on October 20, 2026. Ms. Koester also received a one-time special cash payment of $400,000, paid within 30 days after February 5, 2024. If Ms. Koester’s employment with the Company terminates prior to February 5, 2025, as a result of her resignation (other than for “good reason” as defined in the employment agreement or due to her death or disability) or an involuntary termination by the Company for “cause” (as defined in the agreement), then Ms. Koester will be required to refund to the Company a prorated amount of the special cash award.
Ms. Koester is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans. Pursuant to her amended employment agreement, Ms. Koester is also entitled to a maximum of 25 hours of personal flights on corporate provided aircraft, for which she will be imputed the standard industrial fare level rate.
If, on or prior to February 4, 2027, Ms. Koester’s employment is terminated (i) by the Company other than for “cause”, or (ii) by Ms. Koester for “good reason” and so long as “cause” does not then exist, then, subject to Ms. Koester’s execution of a separation agreement, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Koester’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Koester’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Ms. Koester to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Koester’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Ms. Koester subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Koester’s outstanding stock options and stock appreciation awards, if any, will immediately vest.
If Ms. Koester’s employment is terminated due to her death or disability before February 4, 2027, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria, and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If after February 4, 2027, Ms. Koester’s employment with the Company is terminated (i) by the Company other than for “cause”, (ii) by Ms. Koester for “good reason” or (iii) due to her death or disability, and at such time “cause” does not exist, then, subject to Ms. Koester (or in the case of death, her representative’s) execution of a separation agreement, she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the preceding paragraph.
The employment agreement contains certain covenants by Ms. Koester, including a non-competition agreement restricting Ms. Koester’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.
Prior to the employment agreement amendment (which was effective June 10, 2024), Ms. Koester’s title was President of Sphere Business Operations and her employment agreement provided for an annual base salary of $1,250,000.
Andrea Greenberg
Following the Networks Merger, in connection with Ms. Greenberg’s continued employment as President and Chief Executive Officer of MSG Networks, Ms. Greenberg and MSGN, a subsidiary of the Company, entered into an employment agreement on August 27, 2021, which was effective as of August 23, 2021 and had a scheduled expiration date of September 1, 2024. In connection with the expiration of Ms. Greenberg’s prior employment agreement, MSGN and the Company entered into a new employment agreement with Ms. Greenberg, effective September 1, 2024.

The employment agreement provides for an annual base salary of not less than $1,350,000. Ms. Greenberg is eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus equal to not less than 150% of her annual base salary, provided that for the 2024 Transition Period, Ms. Greenberg’s target bonus opportunity equaled not less than 50% of the annual target bonus opportunity otherwise contemplated under the employment agreement.
Ms. Greenberg is eligible to participate in such long-term incentive programs that are made available to similarly situated executives of MSGN, subject to Ms. Greenberg’s continued employment by MSGN, with an aggregate target value of not less than $2,525,000, provided that for the 2024 Transition Period, Ms. Greenberg’s long-term incentive awards had a target value of not less than 50% of the target value otherwise contemplated under the employment agreement.
Under the agreement, Ms. Greenberg is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to September 1, 2025, Ms. Greenberg’s employment with MSGN is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Greenberg for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Ms. Greenberg’s execution of a separation agreement with MSGN, MSGN will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of MSGN, but in no event less than two times the sum of Ms. Greenberg’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Greenberg’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Greenberg to the same extent that other similarly situated active executives received payment; (d) all of the time-based restrictions on each of Ms. Greenberg’s outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and will be payable or deliverable to Ms. Greenberg subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Greenberg’s outstanding stock options and stock appreciation awards under the plans of MSGN, if any, will immediately vest.
If Ms. Greenberg’s employment is terminated due to her death or disability prior to September 1, 2024, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable; provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Ms. Greenberg’s employment is terminated by Ms. Greenberg prior to September 1, 2025 for any reason on at least three months’ prior written notice, and at such time cause does not exist, then, subject to execution of a separation agreement, she will be provided with the benefits and rights set forth in clauses (b) through (e) of the preceding paragraph.
The employment agreement contains certain covenants by Ms. Greenberg, including a noncompetition agreement restricting Ms. Greenberg’s ability to engage in competitive activities until the first anniversary of a termination of her employment with MSGN.
David Granville-Smith
In connection with Mr. Granville-Smith’s appointment as Executive Vice President, the Company entered into an employment agreement with Mr. Granville-Smith dated June 15, 2023, which was effective as of June 15, 2023. The agreement recognizes that Mr. Granville-Smith is employed by MSGS and AMC Networks during his employment with the Company. As noted above, Mr. Granville-Smith’s MSGS and AMC Networks employment arrangements are pursuant to a separate written employment agreement with each of MSGS and

AMC Networks, respectively (for more information regarding Mr. Granville-Smith’s employment arrangements with MSGS, see MSGS’s 2024 Definitive Proxy Statement).
The employment agreement provides for an annual base salary of not less than $800,000 and, commencing with the Company’s fiscal year starting July 1, 2023, an annual target bonus opportunity equal to not less than 100% of annual base salary. Mr. Granville-Smith is eligible, subject to his continued employment by the Company, to participate, commencing with the Company’s fiscal year starting July 1, 2023, in future long-term incentive programs that are made available to similarly situated executives of the Company. It is expected that Mr. Granville-Smith will receive one or more annual long-term awards with an aggregate target value of not less than $1,700,000. Notwithstanding the foregoing, in connection with Mr. Granville-Smith’s continuing employment with the Company, the award granted to Mr. Granville-Smith in September 2023 had an annual target value of $2,000,000.
Mr. Granville-Smith received a one-time special award of restricted stock units with an aggregate grant date fair value of $3,500,000, which was granted on the effective date of his employment agreement and is subject to three-year vesting. Mr. Granville-Smith also received a one-time special cash payment of $925,000, paid within 30 days after the effective date of the employment agreement. If Mr. Granville-Smith’s employment with the Company had terminated prior to the first anniversary of the commencement of his employment as a result of (a) an involuntary termination by the Company for “cause” (as defined in the agreement) or (b) his resignation (other than for “good reason” (as defined in the agreement)), then Mr. Granville-Smith would have been required to refund to the Company the full amount of the special cash award.
Mr. Granville-Smith is not eligible for our standard benefits program, with the exception of Mr. Granville’s participation in the Company’s Excess Saving Plans and life insurance program; provided that if Mr. Granville-Smith’s employment with MSGS is terminated while Mr. Granville-Smith remains employed by the Company, then he would be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to June 15, 2028, Mr. Granville-Smith’s employment is either terminated by the Company for any reason other than “cause”, or is terminated by Mr. Granville-Smith for “good reason” and cause does not then exist, then, subject to Mr. Granville-Smith’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Granville-Smith’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Granville-Smith’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Granville-Smith to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Granville-Smith’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Granville-Smith subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Granville-Smith’s outstanding unvested stock options and stock appreciation awards will immediately vest.
If Mr. Granville-Smith’s employment is terminated due to his death or disability before June 15, 2028, and at such time “cause” does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and any long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Granville-Smith, including a non-competition agreement restricting Mr. Granville-Smith’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.
Gregory Brunner
In connection with Mr. Brunner’s appointment as Senior Vice President, Controller and Principal Accounting Executive of the Company, Mr. Brunner and the Company entered into an employment agreement on April 20, 2023, which was effective as of June 5, 2023. The employment agreement provides for an annual base salary of not less than $450,000. Commencing with the 2024 fiscal year, Mr. Brunner is eligible to participate in the Company’s discretionary annual incentive program with an annual target bonus equal to not less than 40% of his annual base salary. Commencing with the 2024 fiscal year, Mr. Brunner is eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available to similarly situated executives at the Company. It is expected that Mr. Brunner will receive one or more annual long-term awards with an aggregate target value of not less than $330,000. Mr. Brunner is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, prior to June 5, 2026, Mr. Brunner’s employment is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Brunner for “good reason” (as defined in the agreement) and so long as cause does not then exist, then, subject to Mr. Brunner’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. Brunner’s annual base salary and annual target bonus; and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred.
The employment agreement contains certain covenants by Mr. Brunner, including a noncompetition agreement restricting Mr. Brunner’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company, provided that the non-competition covenant will not apply following a termination of Mr. Brunner’s employment either by the Company other than for “cause” or by Mr. Brunner for “good reason” (if “cause” does not then exist) if Mr. Brunner (i) waives his entitlement to the severance benefits described above or (ii) transfers to an affiliated company such that there is no effective break in service and Mr. Brunner is subject to such affiliated company’s restrictive covenants.
David F. Byrnes
Mr. Byrnes served as the Executive Vice President, Chief Financial Officer and Treasurer of the Company until December 9, 2024. On February 6, 2025, Mr. Byrnes entered into a separation agreement with the Company consistent with the terms of his employment agreement.
Pursuant to his employment agreement dated December 8, 2023, Mr. Byrnes received an annual base salary of not less than $1,000,000 and an annual target bonus equal to not less than 100% of annual base salary. With respect to the fiscal year starting July 1, 2023, 50% of Mr. Byrnes’ annual bonus reflected the performance of his prior employer, MSGE, and 50% of his annual bonus reflected the performance of the Company.
Mr. Byrnes was eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that were made available to similarly situated executives of the Company. With respect to the fiscal year starting July 1, 2023, Mr. Byrnes received a mid-year long-term incentive grant of $100,000. Commencing with the fiscal year starting July 1, 2024, it was expected that Mr. Byrnes would receive one or more annual long-term awards with an aggregate target value of not less than $1,800,000. Mr. Byrnes was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.
If, on or prior to the December 8, 2026, Mr. Byrnes’ employment with the Company was terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Byrnes for “good reason” (as defined in the agreement) and so long as “cause” did not then exist, then, subject to Mr. Byrnes’ execution of a separation agreement with the Company, the Company would have provided him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Byrnes’ annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Byrnes’ outstanding long-term cash awards would have immediately vested in full and would have been payable to Mr. Byrnes to the same extent that other similarly situated active executives received payment; (d) all of the time-based restrictions on each of Mr. Byrnes’ outstanding unvested restricted stock or restricted stock units (including restricted stock units subject to performance criteria) would have immediately been eliminated and would have been payable or deliverable to Mr. Byrnes subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Byrnes’ outstanding stock options and stock appreciation awards, if any, would have immediately vested.
If Mr. Byrnes’ employment had been terminated due to his death or disability prior to December 8, 2026, and at such time “cause” did not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards would have immediately vested in full, whether or not subject to performance criteria, and would have been payable; provided, that if any such long-term cash award was subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount would have been at the target amount for such award, and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award would have been at the same time and to the same extent that other similarly situated executives received payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If after December 8, 2026, Mr. Byrnes’ employment with the Company had been terminated (i) by the Company other than for “cause”, (ii) by Mr. Byrnes for “good reason” or (iii) due to his death or disability, and at such time “cause” did not exist, then, subject to Mr. Byrnes (or in the case of death, his representative’s) execution of a separation agreement, he or his estate or beneficiary would have been provided with the benefits and rights set forth in clauses (b), (c), (d) and (e) of the preceding paragraph.
The employment agreement contained certain covenants by Mr. Byrnes, including a noncompetition agreement restricting Mr. Byrnes’ ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company in which Mr. Byrnes executes a separation agreement.

TERMINATION AND SEVERANCE
This section describes the payments that would be received by our NEOs who were employed by the Company as of December 31, 2024 upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of December 31, 2024 (the last business day of the 2024 Transition Period). This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.
Separation from the Company
Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.
Award Agreement Terms in the Event of a Change in Control or Going Private Transaction
The award agreements governing the restricted stock units of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested restricted stock units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly-traded company, a replacement restricted stock unit award from the successor entity with the same terms. Any such cash award as provided in clause (a) above would be payable, and any replacement restricted stock unit award as provided in clause (b) above would vest, upon the earliest of (i) the date the restricted stock units were originally scheduled to vest so long as the applicable NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) death, (iii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity, or (iv) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or the successor entity, that is at least six months, but no more than nine months, following the change in control or going private transaction.
The award agreements governing the performance stock units of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock units will vest at the target level and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated, or (ii) following a going private transaction, upon the earlier of (x) July 1, 2025 (in the case of 2023 fiscal year awards) or July 1, 2026 (in the case of fiscal year 2024 awards), if the applicable NEO is employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (y) death or (z) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or the successor entity. In March 2024, the Compensation Committee determined to deem (i) all then outstanding Company performance stock units (excluding certain Company performance stock units granted to certain employees of MSGE; for more information see “Awards Issued in Connection with the MSGE Distribution”) and (ii) any Company performance stock units granted during the remainder of the 2024 fiscal year (collectively, the “Converted PSUs”), earned at 100% of target and, accordingly, the Converted PSUs are no longer subject to performance-based vesting conditions.
The award agreements governing the stock options of the Company provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or any of their respective subsidiaries and if such entities remain affiliates of the Company, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company, a subsidiary or successor entity, that is at least six months, but no more than nine months following the change in control or going private transaction. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing the FY24 premium priced performance options provide that upon a change in control or going private transaction of the Company, the applicable NEO will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company (and in the case of Mr. Dolan, as Chief Executive Officer and/or Executive Chairman), (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company within three years following the change in control or going private transaction, or (iii) only if the successor entity elects clause (b) above, upon a resignation without “good reason” from the Company that is at least six months, but no more than nine months following the change in control or going private transaction. Any substitute stock options that vest in accordance with the foregoing sentence shall remain exercisable for the lesser of three years and the remaining term of the options. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing Mr. Dolan’s performance vesting options granted pursuant to his employment agreement provide that upon a change in control or going private transaction of the Company, (I) with respect to options that have achieved any of the applicable share price hurdles as of the date of the change in control or going private transaction of the Company (the “Achievement Options”) and (II) with respect to 25% of any remaining unvested options, Mr. Dolan will be entitled to either (a) cash equal to the number of options multiplied by the excess of the per share price paid in the change in control or going private transaction over the exercise price, or, with respect to the Achievement Options, the greater of the price paid in the change in control or going private transaction or the per stock price using the methodology in the award agreements, or (b) only if the successor entity is a publicly traded company, a replacement option award from the successor entity with the same terms. Any such cash award would be payable, or substitute unvested options would vest, upon the earliest of (i) the date the options were originally scheduled to vest so long as Mr. Dolan remains continuously employed by the Company, including, without limitation, as either Chief Executive Officer and/or Executive Chairman, (ii) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company within three years following the change in control or going private transaction, or (iii) upon a resignation without “good reason” from the Company that is at least six months, but no more than nine months following the change in control or going private transaction. Any substitute stock options that vest in accordance with the foregoing sentence shall remain exercisable for the remaining term of the options. Any stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
The award agreements governing all other performance stock options of the Company provide that upon a change in control or going private transaction of the Company, the unvested performance stock options will vest at the target level (or at actual performance if the going private transaction is effective following the applicable performance period) and be payable (i) upon a change in control, regardless of whether the applicable NEO’s employment is terminated or (ii) following a going private transaction, (x) if the options are not exercisable on the effective date, upon the earliest of (1) the date the options were originally scheduled to vest so long as the NEO remains continuously employed by the Company, MSGE, MSGS or affiliates of such entities and if such entities remain affiliates of the Company or (2) a termination without “cause” or a resignation for “good reason” (as each term is defined in the applicable award agreement) from the Company, a subsidiary or successor entity, within three years following the going private transaction, or (y) if the options are exercisable on the effective date, promptly following the going private transaction. Any performance stock options that have an exercise price greater than the per share price paid in the change in control or going private transaction may be cancelled for no consideration.
Quantification of Termination and Severance
The following tables set forth a quantification of estimated severance and other benefits payable by the Company to the NEOs who were employed by the Company as of December 31, 2024 under various circumstances regarding the termination of their employment. A discussion of the benefits payable to Mr. Byrnes as a result of his separation follows the tables set forth below. In calculating these amounts, we have taken into consideration or otherwise assumed the following:
•Termination of employment occurred after the close of business on December 31, 2024.
•We have valued equity awards (other than stock options) using the closing market price of our Class A Common Stock of $40.32 and MSGE Class A common stock of $35.60 on the NYSE on December 31, 2024.
•We have valued stock options at their intrinsic value equal to the closing market price of our Class A Common Stock of $40.32 and MSGE Class A common stock of $35.60 on the NYSE on December 31, 2024, less the per share exercise price, multiplied by the number of shares underlying the stock options.
•We have assumed that the per share price paid in a change in control or going private transaction is equal to the closing market price of our Class A Common Stock of $40.32 and MSGE Class A common stock of $35.60 on the NYSE on December 31, 2024.
•In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.
•We have assumed that all performance objectives for performance-based long-term awards are achieved (but not exceeded).
•We have assumed that on December 31, 2024, each NEO who was also simultaneously employed by MSGE, MSGS or both is simultaneously terminated from the Company, MSGE and MSGS, as applicable.
For the avoidance of doubt, the following tables do not disclose any severance or other benefits payable to any NEO by MSGE or MSGS as a result of their termination from the Company, MSGE or MSGS, as applicable, including any entitlement to the vesting of equity issued by MSGE or MSGS. For additional information regarding information payable to certain NEOs in connection with a termination as of June 30, 2024 from MSGE and MSGS, as applicable, see MSGE’s and MSGS’s 2024 Definitive Proxy Statements, as applicable, as well as such NEO’s employment agreement with MSGE and MSGS, as applicable.
Benefits Payable as a Result of Voluntary Termination of Employment by NEO, Termination of Employment by NEO Due to Retirement, or Termination of Employment by the Company for Cause
In the event of a voluntary termination of employment, a retirement, or termination by the Company for Cause, no NEO other than Ms. Greenberg would have been entitled to any payments at December 31, 2024, excluding any pension or other vested retirement benefits. With respect to Ms. Greenberg, if her employment was terminated for any reason on at least three months’ prior written notice, and at such time cause did not exist, then, subject to execution of a separation agreement, she would have been entitled to the benefits set forth in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table, excluding the severance amount.
Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner
Severance	$1,380,000	(1)	$7,250,000	(1)	$6,750,000	(1)	$3,200,000	(1)	$630,000	(2)
Pro rata bonus	$229,034	(3)	$1,087,500	(3)	$991,238	(3)	$398,320	(3)	$89,622	(3)
Unvested restricted stock	$3,496,147	(4)	$3,517,920	(4)	$2,234,051	(4)	$5,269,663	(4)	—
Unvested performance stock	$7,234,980	(5)	$826,036	(5)	$2,100,995	(5)	$1,084,487	(5)	—
Unvested stock options	—	(6)	—	(6)	—		—		—
_____________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(2)Represents severance equal to the sum of his annual base salary and annual target bonus.
(3)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(4)Represents the full vesting of the 2023 and 2024 fiscal year and 2024 Transition Period LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 32,917 units ($1,327,213) and 53,793 units ($2,168,934) (2023 and 2024 fiscal years only), respectively; Ms. Koester, 13,658 units ($550,691) and 49,616 units ($2,000,517) (2024 fiscal year and 2024 Transition Period only), respectively; Ms. Greenberg, 6,594 units ($265,870), 21,552 units ($868,977), and 27,262 units ($1,099,204), respectively; and Mr. Granville-Smith, 17,932 units ($723,018) and 19,280 units ($777,370) (2024 fiscal year and 2024 Transition Period only), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 93,484 units ($3,769,275) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 23,976 units ($966,712) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(5)Represents the full vesting of the 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 98,750 units ($3,981,600) and 80,689 units ($3,253,380), respectively; Ms. Koester, 20,487 units ($826,036) (2024 fiscal year only); Ms. Greenberg, 19,781 units ($797,570) and 32,327 units ($1,303,425), respectively; and Mr. Granville-Smith, 26,897 units ($1,084,487) (2024 fiscal year only). The Company did not issue LTIP grants of performance stock units during the 2024 Transition Period.
(6)With respect to Mr. Dolan and Ms. Koester, a prorata portion of all unexercised and outstanding FY24 premium priced performance options would become exercisable on October 20, 2026 (and would remain exercisable for three years), with such prorated portion calculated in accordance with their respective award agreements. For Mr. Dolan, such pro rata vesting would consist of (i) 163,266 options with an exercise price of $42.23, (ii) 163,266 options with an exercise price of $45.60 and (iii) 163,266 options with an exercise price of $50.67, and for Ms. Koester would consist of (i) 53,045 options with an exercise price of $42.23, (ii) 53,045 options with an exercise price of $45.60 and (iii) 53,046 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on December 31, 2024, and therefore had no reportable value as of such date. With respect to Mr. Dolan, the service condition applicable to all unvested performance vesting options granted pursuant to his employment agreement would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (none of which had been achieved as of December 31, 2024), such that no options would vest.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner
Severance	—		—		—		—		—
Pro rata bonus	$229,034	(1)	$1,087,500	(1)	$991,238	(1)	$398,320	(1)	—
Unvested restricted stock	$3,496,147	(2)	$3,517,920	(2)	$2,234,051	(2)	$5,269,663	(2)	$270,265	(2)
Unvested performance stock	$7,234,980	(3)	$826,036	(3)	$2,100,995	(3)	$1,084,487	(3)	$178,940	(3)
Unvested stock options	$2,565,000	(4)	—	(4)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.
(2)Represents the full vesting of the 2023 and 2024 fiscal year and 2024 Transition Period LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 32,917 units ($1,327,213) and 53,793 units ($2,168,934) (2023 and 2024 fiscal years only), respectively; Ms. Koester, 13,658 units ($550,691) and 49,616 units ($2,000,517) (2024 fiscal year and 2024 Transition Period only), respectively; Ms. Greenberg, 6,594 units ($265,870), 21,552 units ($868,977), and 27,262 units ($1,099,204), respectively; Mr. Granville-Smith, 17,932 units ($723,018) and 19,280 units ($777,370) (2024 fiscal year and 2024 Transition Period only), respectively; and Mr. Brunner, 2,959 units ($119,307) and 3,744 units ($150,958) (2024 fiscal year and 2024 Transition Period only), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 93,484 units ($3,769,275) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 23,976 units ($966,712) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(3)Represents the full vesting of the 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 98,750 units ($3,981,600) and 80,689 units ($3,253,380), respectively; Ms. Koester, 20,487 units ($826,036) (2024 fiscal year only); Ms. Greenberg, 19,781 units ($797,570) and 32,327 units ($1,303,425), respectively; Mr. Granville-Smith, 26,897 units ($1,084,487) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($178,940) (2024 fiscal year only). The Company did not issue LTIP grants of performance stock units during the 2024 Transition Period.
(4)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of death (and would be exercisable for three years following death). For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on December 31, 2024, and therefore had no reportable value as of such date. With respect to Mr. Dolan, in the event of death, 25% of all unvested performance vesting options granted pursuant to his employment agreement would become exercisable immediately and the service condition applicable to the remaining unvested performance vesting options would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (none of which had been achieved as of December 31, 2024), such that 450,000 of his performance vesting options would vest.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner(1)
Severance	—		—		—		—		—
Pro rata bonus	$229,034	(2)	$1,087,500	(2)	$991,238	(2)	$398,320	(2)	—
Unvested restricted stock	$3,496,147	(3)	$3,517,920	(3)	$2,234,051	(3)	$5,269,663	(3)	$270,265	(3)
Unvested performance stock	$7,234,980	(4)	$826,036	(4)	$2,100,995	(4)	$1,084,487	(4)	$178,940	(4)
Unvested stock options	$—	(5)	—	(5)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)With respect to Mr. Brunner, a termination by the Company due to disability would be treated under his employment agreement as a termination by the Company without cause and, therefore, Mr. Brunner would be entitled to the amounts reflected in the table above, as well as those reflected in the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause or Termination of Employment by NEO for Good Reason” table.
(2)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program but without regard to personal performance objectives.
(3)Represents the full vesting of the 2023 and 2024 fiscal year and 2024 Transition Period LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 32,917 units ($1,327,213) and 53,793 units ($2,168,934) (2023 and 2024 fiscal years only), respectively; Ms. Koester, 13,658 units ($550,691) and 49,616 units ($2,000,517) (2024 fiscal year and 2024 Transition Period only), respectively; Ms. Greenberg, 6,594 units ($265,870), 21,552 units ($868,977), and 27,262 units ($1,099,204), respectively; Mr. Granville-Smith, 17,932 units ($723,018) and 19,280 units ($777,370) (2024 fiscal year and 2024 Transition Period only), respectively; and Mr. Brunner, 2,959 units ($119,307) and 3,744 units ($150,958) (2024 fiscal year and 2024 Transition Period only), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 93,484 units ($3,769,275) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 23,976 units ($966,712) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(4)Represents the full vesting of the 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 98,750 units ($3,981,600) and 80,689 units ($3,253,380), respectively; Ms. Koester, 20,487 units ($826,036) (2024 fiscal year only); Ms. Greenberg, 19,781 units ($797,570) and 32,327 units ($1,303,425), respectively; Mr. Granville-Smith, 26,897 units ($1,084,487) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($178,940) (2024 fiscal year only). The Company did not issue LTIP grants of performance stock units during the 2024 Transition Period.
(5)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable on October 20, 2026 in the event of termination by the Company due to disability (and would be exercisable for three years following the vesting date). For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on December 31, 2024, and therefore had no reportable value as of such date. With respect to Mr. Dolan, in the event of disability, the service condition applicable to all unvested performance vesting options granted pursuant to his employment agreement would be deemed satisfied but such options would remain subject to the vesting requirements relating to the achievement of the applicable share price hurdles (none of which had been achieved as of December 31, 2024), such that no options would vest.

Benefits Payable as a Result of Termination of Employment by the Company without Cause or for Good Reason Following a Change in Control or Going Private Transaction(1)(2)*

Elements	James L. Dolan		Jennifer Koester		Andrea Greenberg		David Granville- Smith		Gregory Brunner
Severance	$1,380,000	(3)	$7,250,000	(3)	$6,750,000	(3)	$3,200,000	(3)	$630,000	(4)
Pro rata bonus	$229,034	(5)	$1,087,500	(5)	$991,238	(5)	$398,320	(5)	$89,622	(5)
Unvested restricted stock	$3,496,147	(6)	$3,517,920	(6)	$2,234,051	(6)	$5,269,663	(6)	$270,265	(6)
Unvested performance stock	$7,234,980	(7)	$826,036	(7)	$2,100,995	(7)	$1,084,487	(7)	$178,940	(7)
Unvested stock options	$2,565,000	(8)	—	(8)	—		—		—
______________
*The amounts in this table do not include any pension or other vested retirement benefits.
(1)The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.
(2)The amounts in this table assume that the applicable NEO has either been terminated without “cause” or resigned for “good reason” following such a change in control or going private transaction. The award agreements applicable to stock awards held by the NEOs dictate the terms of the vesting of those awards and any severance or bonus reflected in this table is provided as a result of the terms of the applicable NEO’s employment agreement and its terms related to termination without “cause” or resigned for “good reason,” and such severance is not enhanced by the change of control or going private transaction. For additional information, see “—Award Agreement Terms in the Event of a Change in Control or Going Private Transaction” above.
(3)Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.
(4)Represents severance equal to his annual base salary and annual target bonus.
(5)Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs under the Company’s program without regard to personal performance objectives.
(6)Represents the full vesting of the 2023 and 2024 fiscal year and 2024 Transition Period LTIP grants of restricted stock units (ratable- and cliff-vesting), as applicable, which are: Mr. Dolan, 32,917 units ($1,327,213) and 53,793 units ($2,168,934) (2023 and 2024 fiscal years only), respectively; Ms. Koester, 13,658 units ($550,691) and 49,616 units ($2,000,517) (2024 fiscal year and 2024 Transition Period only), respectively; Ms. Greenberg, 6,594 units ($265,870), 21,552 units ($868,977), and 27,262 units ($1,099,204), respectively; Mr. Granville-Smith, 17,932 units ($723,018) and 19,280 units ($777,370) (2024 fiscal year and 2024 Transition Period only), respectively; and Mr. Brunner, 2,959 units ($119,307) and 3,744 units ($150,958) (2024 fiscal year and 2024 Transition Period only), respectively. With respect to Mr. Granville-Smith, the amount also includes the full vesting of 93,484 units ($3,769,275) granted in June 2023 in connection with Mr. Granville-Smith’s commencement of employment with the Company, which was intended to compensate him for forfeited compensation from his previous employer, and with respect to Ms. Koester the amount also includes the full vesting of 23,976 units ($966,712) granted in April 2024 in connection with Ms. Koester’s commencement of employment with the Company, which was intended to compensate her for forfeited compensation from her previous employer.
(7)Represents the full vesting of the 2023 and 2024 fiscal year LTIP grants of performance stock units (Converted PSUs), as applicable, which are: Mr. Dolan, 98,750 units ($3,981,600) and 80,689 units ($3,253,380), respectively; Ms. Koester, 20,487 units ($826,036) (2024 fiscal year only); Ms. Greenberg, 19,781 units ($797,570) and 32,327 units ($1,303,425), respectively; Mr. Granville-Smith, 26,897 units ($1,084,487) (2024 fiscal year only); and Mr. Brunner, 4,438 units ($178,940) (2024 fiscal year only). The Company did not issue LTIP grants of performance stock units during the 2024 Transition Period.

(8)With respect to Mr. Dolan and Ms. Koester, all unexercised and outstanding FY24 premium priced performance options would become exercisable immediately in the event of a termination without “cause” or a resignation for “good reason” within three years following a change in control or going private transaction. For Mr. Dolan, such vesting would consist of (i) 408,164 options with an exercise price of $42.23, (ii) 408,164 options with an exercise price of $45.60 and (iii) 408,164 options with an exercise price of $50.67, and for Ms. Koester, such vesting would consist of (i) 158,333 options with an exercise price of $42.23, (ii) 158,333 options with an exercise price of $45.60 and (iii) 158,334 options with an exercise price of $50.67. Each of the options has an exercise price greater than the closing market price of Class A Common Stock on the NYSE on December 31, 2024, and therefore had no reportable value as of such date. With respect to Mr. Dolan, any performance vesting options granted pursuant to his employment agreement for which the applicable share prices hurdles were achieved as of the date of a change in control or going private transaction (none of which had been achieved as of December 31, 2024) and 25% of any remaining unvested performance vesting options would become exercisable immediately in the event of a termination without “cause” or a resignation for “good” reason within three years following a change of control or going private transaction, such that 450,000 of his performance vesting options would vest.

Benefits Payable to Mr. Byrnes as a Result of Separation
Mr. Byrnes received the following severance benefits in accordance with his employment agreement: (i) a payment of $4,000,000 (equal to two times the sum of Mr. Byrnes’ annual base salary and annual target bonus) and (ii) a prorated annual bonus for the 2024 Transition Period of $497,900. In addition, as of December 31, 2024, all of the service conditions and time-based restrictions were eliminated on each of his outstanding: (i) 25,828 restricted stock units (valued at $1,041,385 as of his separation date) and (ii) 15,114 performance stock units (Converted PSUs) (valued at $609,396 as of his separation date), which performance stock units had been previously deemed earned at target by the Compensation Committee. He received payment and delivery with respect to all such equity awards on March 31, 2025.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information with respect to compensation plans in effect as of December 31, 2024 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	7,120,919	$42.62	3,744,536
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	7,120,919	$42.62	3,744,536
______________
(1)Includes the following plans: Employee Stock Plan, MSGN’s Employee Stock Plan and the Director Stock Plan. Consists of 156,426 restricted stock units, 90,697 Converted PSUs and 93,826 outstanding stock options. Does not reflect the gross number of shares underlying awards issued in connection with the Networks Merger as a result of the assumption of the MSG Networks stock options and restricted stock unit awards (both time-vesting and target performance-vesting), which were converted into stock options or restricted stock units, respectively, denominated in shares of Class A Common Stock. The number of stock options issued in connection with such assumption and conversion was 630,239 and the weighted average exercise price of such converted stock options was $109.77 per share of Class A Common Stock.
(2)In March 2025 the Compensation Committee granted awards of restricted stock units and target performance stock units under the Company’s Employee Stock Plan covering an aggregate of 733,144 shares, and restricted stock units under MSGN’s Employee Stock Plan covering an aggregate of 43,548 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.
(3)Represents the weighted average exercise price of the $42.62 outstanding stock options.
In connection with the closing of the Networks Merger, we assumed MSGN’s Employee Stock Plan and may grant awards covering shares of Class A Common Stock under that plan. The material terms of MSGN’s Employee Stock Plan are described below.

MSGN’s Employee Stock Plan is administered by the Compensation Committee. Awards may be granted under MSGN’s Employee Stock Plan to certain employees of the Company (non-overlap MSG Networks employees at the time of the Networks Merger) and its affiliates as the Compensation Committee may determine. The total number of shares of MSGN Class A Common Stock that were originally eligible to be issued pursuant to awards under MSGN’s Employee Stock Plan was 12,500,000. To the extent that (i) an award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason, in whole or in part, without the issuance of shares, (ii) any shares under an award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Compensation Committee may also grant awards with respect to such shares or restricted shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which awards may be made under MSGN’s Employee Stock Plan and shares relating to any other awards that are settled in cash or property other than shares, when settled, will be added back to the aggregate remaining number of shares with respect to which awards may be made under the plan.
Under the MSGN Employee Stock Plan, the Company may grant options and stock appreciation rights, which will be exercisable at a price determined by the Compensation Committee on the date of grant, which price will be no less than the fair market value of a share of Class A Common Stock on the date the option or stock appreciation right is granted. MSGN’s Employee Stock Plan prohibits, in each case without the approval of the Company’s stockholders (1) repricing options and stock appreciation rights (other than in connection with Adjustment Events, as defined under the plan), (2) repurchasing options or stock appreciation rights for cash when the exercise price equals or exceeds the fair market value of a share of Class A Common Stock or (3) option or stock appreciation right automatic reload provisions. The Company may also grant restricted shares and restricted stock units. The participant of a restricted share will have the rights of a stockholder, subject to any restrictions and conditions specified by the Compensation Committee in the participant’s award agreement. Notwithstanding the previous sentence, unless the Compensation Committee determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting will be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant. The Compensation Committee may grant other equity-based or equity-related awards to participants subject to terms and conditions it may specify. These awards may entail the transfer of shares or payment in cash based on the value of shares.
The Board or the Compensation Committee may discontinue MSGN’s Employee Stock Plan at any time and from time to time may amend or revise the terms of MSGN’s Employee Stock Plan or any award agreement, as permitted by applicable law, except that it may not (a) make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or (b) make any amendment or revision without the approval of the stockholders of the Company if such approval is required by the rules of the stock exchange on which the Company’s shares are listed.

CEO PAY RATIO
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. James L. Dolan, our Executive Chairman and Chief Executive Officer as of December 31, 2024, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402(u)”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.
To identify our median employee, we first determined our employee population as of December 31, 2024, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of December 31, 2024, and total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2024 Transition Period) was annualized. The Company did not otherwise make any adjustments under Item 402(u).
Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.
Given the nature of our business, approximately 66% of our employee population consists of part-time, seasonal and temporary employees. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402(u) does not permit annualized or full-time equivalent adjustments to the compensation of seasonal or temporary employees when identifying our median employee or calculating the pay ratio.
Using these guidelines, during the 2024 Transition Period, our Executive Chairman and Chief Executive Officer had total compensation of $17,997,716 and the median-compensated employee, a Ticketseller, had total compensation of $15,704. The resulting ratio was 1,146:1.
Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and Item 402(v) of Regulation S-K, the table below sets forth information about the relationship between compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and Non-PEO NEOs and certain financial performance measures of the Company and how the Company aligns executive compensation with the Company’s performance.
CAP represents an amount calculated in accordance with the SEC’s prescribed formula pursuant to Dodd-Frank and does not represent compensation actually paid to or earned by our NEOs in any reporting period. Neither the Compensation Committee nor the Company directly used this information when making compensation-related decisions for any reporting period. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with Company performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.

					Value of Initial Fixed $100 Investment Based on:			Company Selected Performance Measure
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid for PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid for Non-PEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)(6)	(GAAP) Net Income (Loss) ($000s)(7)	Adjusted Operating Income (Loss) ($000s)(8)
TP 2024	17,997,716	27,631,283	3,155,081	3,655,625	116.44	150.86	(231,233)	22,662
2024	27,441,193	29,168,063	4,625,131	4,492,357	101.25	145.28	(200,649)	80,731
2023	16,310,205	12,079,152	3,038,025	2,642,673	79.10	144.03	505,680	(122,520)
2022	19,243,679	9,274,510	3,756,214	2,727,399	70.16	121.64	(190,147)	133,555
2021	8,323,840	(741,453)	3,228,102	3,411,600	111.96	230.15	(395,560)	(271,012)
______________
(1)The dollar amounts reported for the PEO, Mr. Dolan, under “Summary Compensation Table Total” are the amounts of total compensation reported for Mr. Dolan for each corresponding reporting period in the “Total” column of the Summary Compensation Table.
(2)The dollar amounts reported for Mr. Dolan under “Compensation Actually Paid” represent the amount of CAP to Mr. Dolan, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Dolan’s total compensation for the 2024 Transition Period to determine CAP:

James L. Dolan
TP 2024
Total Compensation as reported in Summary Compensation Table	17,997,716
Subtract change in pension value as reported in Summary Compensation Table	—
Add pension value attributable to covered reporting period’s service and any change in such value attributable to plan amendments made in covered reporting period	—
Subtract value of equity awards as reported in Summary Compensation Table	(17,477,448)
Add reporting period-end fair value of equity awards granted in covered reporting period that were unvested at end of covered reporting period	21,852,000
Add change in fair value from end of prior reporting period to vesting date for awards made in prior reporting period that vested during covered reporting period	1,238,940
Add vesting date fair value of equity awards granted in covered reporting period that vested during covered reporting period	—
Add change in fair value from end of prior reporting period to end of covered reporting period for awards granted in prior reporting periods that were unvested at end of covered reporting period(a)	4,020,075
Subtract fair value of awards forfeited in covered reporting period determined at end of prior reporting period	—
Add dividends or other earnings paid on stock or option awards in covered reporting period that are not otherwise included in total compensation for covered reporting period	—
Compensation Actually Paid to PEO*(a)	27,631,283
______________
*    Note: Numbers in rows may not sum due to rounding.
(a)Includes change in fair value of Company awards granted prior to the MSGE Distribution.
(3)The dollar amounts reported under “Average Summary Compensation Total for Non-PEO NEOs” represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Dolan) in the “Total” column of the Summary Compensation Table in each applicable reporting period. The NEOs included for purposes of calculating the average amounts in each applicable reporting period are as follows: (i) for the 2024 Transition Period, Jennifer Koester, Andrea Greenberg, David Granville-Smith, Gregory Brunner and David F. Byrnes; (ii) for 2024, David F. Byrnes, Jennifer Koester, Andrea Greenberg, David Granville-Smith, Gregory Brunner, and Gautam Ranji; (iii) for 2023, Andrea Greenberg, David Granville-Smith, Gautam Ranji, Gregory Brunner, David F. Byrnes, Jamal H. Haughton, and Philip G. D’Ambrosio; (iv) for 2022, Andrea Greenberg, David F. Byrnes, Jamal H. Haughton, Philip G. D’Ambrosio, Andrew Lustgarten, Mark H. FitzPatrick, and Scott S. Packman; and (v) for 2021, Andrew Lustgarten, Mark H. FitzPatrick, Scott S. Packman, and Philip G. D’Ambrosio.
(4)The dollar amounts reported under “Average Compensation Actually Paid for Non-PEO NEOs” represent the average amount of CAP to the NEOs as a group (excluding Mr. Dolan), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to the Non-PEO NEOs’ total compensation for the 2024 Transition Period determine the CAP:

NEO Averages
TP 2024
Total Compensation as reported in Summary Compensation Table	3,155,081
Subtract change in pension value as reported in Summary Compensation Table	(2,181)
Add pension value attributable to covered reporting period’s service and any change in such value attributable to plan amendments made in covered reporting period	—
Subtract value of equity awards as reported in Summary Compensation Table	(1,193,536)
Add reporting period-end fair value of equity awards granted in covered reporting period that were unvested at end of covered reporting period	970,228
Add change in fair value from end of prior reporting period to vesting date for awards made in prior reporting period that vested during covered reporting period	188,825
Add vesting date fair value of equity awards granted in covered reporting period that vested during covered reporting period	13,476
Add change in fair value from end of prior reporting period to end of covered reporting period for awards granted in prior reporting periods that were unvested at end of covered reporting period(a)	523,731
Subtract fair value of awards forfeited in covered reporting period determined at end of prior reporting period	—
Add dividends or other earnings paid on stock or option awards in covered reporting period that are not otherwise included in total compensation for covered reporting period	—
Compensation Actually Paid to Non-PEO NEOs*(a)	3,655,625
______________
*    Note: Numbers in rows may not sum due to rounding.
(a)Includes change in fair value of Company awards granted prior to the MSGE Distribution.
(5)Cumulative Total Shareholder Return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the company’s share price at the end and the beginning of the measurement period by the company’s share price at the beginning of the measurement period.
(6)As permitted by SEC rules, the peer group referenced for purposes of “Peer Group Total Shareholder Return” is that of the Bloomberg Americas Entertainment Index, which is the industry index reported in our Transition Report on Form 10-KT in accordance with Regulation S-K Item 201(e).
(7)Reflects Net Income as reported in our Transition Report on Form 10-KT or Annual Report on Form 10-K for the relevant reporting period, as applicable. Net Income (Loss) Attributable to Sphere Stockholders was $(231,233) in the 2024 Transition Period, $(200,649) in fiscal year 2024, $502,772 in fiscal year 2023, $(194,395) in fiscal year 2022, and $(377,192) in fiscal year 2021.
(8)Reflects adjusted operating income as defined in our Transition Report on Form 10-KT or Annual Report on Form 10-K for the relevant reporting period, as applicable.

Financial Performance Measures
As described in greater detail in the “Compensation Discussion & Analysis” section of this proxy statement, our approach to executive compensation is designed to directly link pay to performance, recognize both corporate and individual performance, promote long-term stock ownership, attract, retain and motivate talented executives, and balance risk and reward while taking into consideration stakeholder feedback as well as market trends and practices. The most important performance measures used by the Company to link CAP to the Company’s NEOs for the 2024 Transition Period to the Company’s performance are:
•AOI;
•Revenue; and
•Company strategic objectives.
Analysis of the Information Presented in the Pay versus Performance Table
While we utilize several performance measures to align executive compensation with performance, all of those measures are not presented in the Pay versus Performance Table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP for a particular reporting period. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay versus Performance Table.

Compensation Actually Paid vs. Net Income (Loss)
Compensation Actually Paid ($000s)
Net Income (Loss) ($000s)
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$3,000,000
$2,700,000
$2,400,000
$2,100,000
$1,800,000
$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$0
-$300,000
-$600,000
2021
2022
2023
2024
TP 2024
PEO CAP
Non-PEO NEO CAP
Net Income (Loss)

Compensation Actually Paid vs. Adjusted Operating Income (Loss)
Compensation Actually Paid ($000s)
Adjusted Operating Income (Loss) ($000s)
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
$1,500,000
$1,350,000
$1,200,000
$1,050,000
$900,000
$750,000
$600,000
$450,000
$300,000
$150,000
$0
-$150,000
-$300,000
2021
2022
2023
2024
TP 2024
PEO CAP
Non-PEO NEO CAP
Adjusted Operating Income (Loss)

Compensation Actually Paid vs. Company TSR
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$6,000
$3,000
$0
-$3,000
-$6,000
Compensation Actually Paid ($000s)
$180
$165
$150
$135
$120
$105
$90
$75
$60
$45
$30
$15
$0
Company TSR (Value of $100 Investment Made on 6/30/2020)
2021
2022
2023
2024
TP 2024
PEO CAP
Non-PEO NEO CAP
Company TSR

Company TSR vs. Peer Group TSR
(Value of $100 Investment Made on 6/30/2020)
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
TP 2024
Company TSR
Peer Group TSR

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
We are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. The Company’s stockholders previously approved, in an advisory vote held at the 2020 annual meeting of stockholders, holding an advisory vote to approve the compensation of our NEOs once every three years. Notwithstanding the foregoing, the Company has determined to hold an advisory vote to approve the compensation of our NEOs this year, in advance of 2027’s required vote. At the 2024 annual meeting of stockholders, approximately 93.7% of votes cast (including a majority of votes cast by holders of our Class A Common Stock) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders of Sphere Entertainment Co. (“SPHR”) approve, on an advisory basis, the compensation of SPHR’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in SPHR’s Proxy Statement for the 2025 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”
While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.
Vote Required for Approval
Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.
The Board unanimously recommends that you vote FOR this proposal.

PROPOSAL 4 — APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF NEVADA BY CONVERSION
Our Board has approved, and recommends that stockholders approve, a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”), and adopt the resolutions of the Board approving the redomestication (the “Nevada Redomestication Resolution”), included as Annex B to this proxy statement, as more fully described in this Proposal 4 (the “Nevada Redomestication Proposal”). We call the proposed conversion of the Delaware Corporation into the Nevada Corporation the “Nevada Redomestication.”
Principal Terms of the Nevada Redomestication
The Nevada Redomestication, if approved by our stockholders, will be effected through a conversion pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex C to this proxy statement. Approval of this Proposal 4 will constitute approval of the Plan of Conversion.
Through the adoption of the Plan of Conversion, upon the effectiveness of the Nevada Redomestication:
•The Company will continue in existence as a Nevada corporation and will continue to operate our business under the current name, “Sphere Entertainment Co.”
•The internal affairs of the Company will cease to be governed by Delaware law and will instead be subject to Nevada law. See “What Changes After the Nevada Redomestication?—Certain Differences in Stockholder Rights Under Delaware and Nevada Law” below.
•The Company will cease to be governed by our existing amended and restated certificate of incorporation (the “Delaware Charter”) and amended bylaws (the “Delaware Bylaws”) and will instead be subject to the provisions of the proposed Nevada articles of incorporation (the “Nevada Charter”) and the proposed Nevada bylaws (the “Nevada Bylaws”), forms of which are included as Annex D and Annex E, respectively, to this proxy statement. See “What Changes After the Nevada Redomestication?—Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws” below.
•The Nevada Redomestication will not result in any immediate change in headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Nevada Redomestication).
•Each outstanding share of Class A common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class A Common Stock”) will be automatically converted into one outstanding share of Class A common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class A Common Stock”) pursuant to the Plan of Conversion.
•Each outstanding share of Class B common stock, par value $0.01 per share, of the Delaware Corporation (the “Delaware Corporation Class B Common Stock” and together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”) will be automatically converted into one outstanding share of Class B common stock, par value $0.01 per share, of the Nevada Corporation (the “Nevada Corporation Class B Common Stock” and together with the Nevada Corporation Class A Common Stock, the “Nevada Corporation Common Stock”) pursuant to the Plan of Conversion.
•Stockholders will not need to exchange their existing stock certificates for new stock certificates.

•Each outstanding warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock, as applicable, will continue in existence and automatically become a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions.
•Our outstanding convertible notes will remain outstanding and will be convertible into an equal number of shares of Nevada Corporation Class A Common Stock under the same terms and conditions.
•Our Class A common stock will continue to be traded on the NYSE under the symbol “SPHR”. We do not expect any interruption in the trading of our Class A common stock as a result of the Nevada Redomestication.
If our stockholders approve the Nevada Redomestication, we anticipate that the Nevada Redomestication will become effective (the “Effective Time”) as soon as practicable following the annual meeting.
In connection with the Nevada Redomestication, the Company intends to make filings with the Nevada Secretary of State and the Delaware Secretary of State and does not anticipate making any other filings to effect the Nevada Redomestication.
The Nevada Redomestication may be delayed by our Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our stockholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders, as the case may be.
Background of the Proposal
General
As part of their ongoing oversight, direction and management of the Company’s business, our Board and management have, from time to time, reviewed the Company’s jurisdiction of incorporation. These discussions have been in response to a number of factors, including, most recently, views regarding the legal landscape in Delaware.
Like many corporations, Sphere Entertainment Co. was originally incorporated in Delaware. A large portion of U.S. corporations have historically chosen Delaware as their state of incorporation due to its reputation for having a well-defined legal environment. Because of the extensive experience of the Delaware courts and considerable body of judicial decisions, Delaware has garnered the reputation of offering corporations greater guidance on matters of corporate governance and transaction liability issues.
However, the increasingly litigious environment facing corporations, especially ones with controlling stockholders, has created unpredictability in decision-making. For example, in 2024, the Delaware Supreme Court determined in In re Match Group, Inc. Derivative Litigation, 315 A.3d 446 (Del. 2024) that all transactions involving a controlling stockholder receiving a non-ratable benefit are presumptively subject to entire fairness review (i.e., Delaware’s most stringent standard) unless the transaction complies with the strictures set out in Kahn v. M&F Worldwide Corporation, 88 A.3d 635 (Del. 2014) (“MFW”). The Match Group decision confirmed what corporate and legal communities had viewed in recent years as an expansion in Delaware of the application of MFW, a case originally establishing the requirements that must be followed to lower the standard of review for freeze-out merger transactions between a controlled corporation and its controlling stockholder from entire fairness to the deferential business judgment standard. In March 2025, Delaware lawmakers amended the DGCL to provide that a controlling stockholder transaction that does not constitute a “going private transaction” is entitled to statutory safe harbor protection if it is approved in good faith by a committee consisting of a majority of disinterested directors or approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to the committee approving, or the disinterested stockholders voting on, the transaction. Although these amendments are intended to enable boards of directors and controlling stockholders to negotiate and structure transactions with more legal certainty, interpretative questions will remain as prior doctrines are reconciled with the new statutory mandates.
Sphere Entertainment Co. has experienced this trend in Delaware courts. Most recently, despite having the transaction negotiated, approved and recommended by committees of independent directors for both transaction parties, the merger of a subsidiary of the Company with MSGN (the “Networks Merger”) in 2021 was subject to lengthy and costly litigation from our stockholders as well as stockholders of MSGN. The complaints alleged, among other matters, that the Company and MSGN board members and majority stockholders violated their fiduciary duties in agreeing to the Networks Merger and that the disclosures relating to the merger were misleading or incomplete. After two years, during which the lack of ability to pursue summary judgment led to extensive and costly discovery, (i) the derivative litigation brought by Company stockholders was settled for a payment to the Company of approximately $85 million, which was fully funded by the defendants’ insurers, and (ii) the litigation against members of the MSGN board and majority stockholders for breaches of their fiduciary duties in negotiating and approving the Networks Merger was settled for approximately $48.5 million.
Since Sphere Entertainment Co. was initially incorporated, the Company has developed a significant presence in the State of Nevada with the construction and opening of Sphere in Las Vegas. As a result, approximately 90% of the Company’s property, plant and equipment is comprised of the Sphere in Las Vegas, and the majority of the Company’s revenues for the six-month period ended December 31, 2024 were generated by the Company’s Sphere segment. By contrast, the Company does not have any meaningful nexus to Delaware, other than Delaware being its state of incorporation. In addition, the Company’s franchise tax obligations to Delaware have become significant, amounting to $250,000 in the most recent year, whereas annual business license and filing fees in Nevada are approximately $1,500.
By redomesticating the Company from Delaware to Nevada, we believe we will be better suited to take advantage of business opportunities and that Nevada law can better provide for our ever-changing business needs and lowers our ongoing administrative expenses. Accordingly, our Board believes that it is in our and our stockholders’ best interests that our state of incorporation be changed from Delaware to Nevada and has recommended the approval of the Nevada Redomestication to our stockholders.
The Board of Directors’ Evaluation of the Nevada Redomestication
At a meeting held on January 29, 2025, our Board discussed the Company’s potential redomestication. As part of this discussion, management outlined reasons for considering a redomestication from Delaware to Nevada, including:
•More predictability and certainty in decision-making; and
•Reducing risk of opportunistic litigation against the Company, and its directors and officers, which can be time-consuming, burdensome and expensive.
For additional detail on each of the above points considered by the Board, see “Reasons for the Nevada Redomestication” section below.
At that meeting, management also outlined certain considerations associated with a redomestication from Delaware to Nevada, including:
•Extensive Delaware case law and its established court system; and
•Certain differences between Delaware and Nevada law.
On April 3, 2025, our Board again met to discuss and evaluate the Company’s potential redomestication to Nevada, including discussion of (i) the factors described above, (ii) transaction costs, including legal and transactional costs, potential media scrutiny and litigation costs if there are challenges to the redomestication and (iii) the fact that a redomestication from Delaware to Nevada would align our legal incorporation with the location of a significant portion of our operations, including a majority of our revenue and would result in expected savings from not having to pay a franchise tax in Delaware. The Board also reviewed with management and discussed recent developments, including (i) the recent decision of the Delaware Supreme Court in Maffei v. Palkon holding that the decision of the Tripadvisor, Inc. board of directors to redomesticate the company from Delaware to Nevada is subject to the deferential business judgment rule standard of review and not the significantly more onerous entire fairness standard and (ii) the recent adoption by the Delaware General Assembly of amendments to the DGCL to address some of the recent developments under Delaware law described above with an intention of creating more certainty in Delaware corporate law.
Recommendation of the Board of Directors
Following its meetings and discussions, our Board determined the Nevada Redomestication is in the best interests of the Company and its stockholders. On April 3, 2025, our Board approved the Nevada Redomestication, adopted the Nevada Redomestication Resolution, directed that the Nevada Redomestication be submitted for consideration by our stockholders at the 2025 annual meeting and recommended that our stockholders approve the Nevada Redomestication (including the Plan of Conversion, Nevada Charter and Nevada Bylaws) and adopt the Nevada Redomestication Resolution. Pursuant to Section 266 of the DGCL, the Nevada Redomestication Resolution is hereby submitted for adoption by the stockholders of the Company, with the recommendation of the Board that stockholders vote for the Nevada Redomestication Resolution.
Reasons for the Nevada Redomestication
Our Board believes that there are several reasons the Nevada Redomestication is in the best interests of the Company and its stockholders.
The Nevada Redomestication Aligns our Legal Incorporation with the Location of a Significant Portion of our Operations, Including a Majority of our Revenue
When Sphere Entertainment Co. was initially incorporated, the Company had a limited presence in the state of Nevada. With the construction and opening of Sphere in Las Vegas in September 2023, that presence has changed significantly. As a result:
•Approximately 90% of our property, plant and equipment is comprised of the Sphere in Las Vegas;
•The majority of our revenues for the six-month period ended December 31, 2024 were generated by our Sphere segment; and
•The majority of our employees are based in Nevada.
By contrast, the Company does not have any meaningful nexus to Delaware, other than Delaware being its state of incorporation.
As a result, the Nevada Redomestication will align our legal incorporation with the location of a significant portion of our operations, including a majority of our revenue.
Nevada Law Provides More Predictability and Certainty in the Underlying Laws that Impact Decision-Making
We believe that Nevada can offer more predictability and certainty in decision-making because of its statutory regime. Unlike in Delaware, where corporate law regarding fiduciary duties is significantly driven by case law, Nevada codifies the fiduciary duties of directors and officers and provides for a statutory business judgment rule. In turn, Nevada courts follow a more predictable statute-based approach to director and officer duties that is less dependent on judicial interpretation. Nevada’s statutory business judgment rule presumes that directors and officers acted in good faith and on an informed basis and allows for director or officer liability only when the plaintiff affirmatively rebuts the presumption and demonstrates that the fiduciary duty breach involved intentional misconduct, fraud, or a knowing violation of law. In contrast to Delaware, Nevada law does not impose situation-specific conditions, such as requiring that interested transactions be both recommended by a disinterested committee of independent directors and subject to a “majority of the minority” vote, in order to benefit from the protection of the statutory business judgment rule.
The Nevada Redomestication is expected to provide greater flexibility in connection with certain corporate transactions. It should be noted that the Nevada Redomestication is not being effected to prevent an ultimate sale of the company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Nevada Redomestication, the Nevada Corporation will (i) become subject to the Nevada business combination statutes in the same manner that the Delaware Corporation is subject to the Delaware business combination statute, with the same exemptive approval applied to members of the group of controlling stockholders that has the effect of making the statute inapplicable to transactions between the Company and current and future members of the Dolan family group, and (ii) opt out of the Nevada control share acquisition statutes, which have no counterpart in Delaware. Business combination statutes and control share acquisition statutes may discourage unsolicited takeovers. Nevertheless, certain effects of the proposed Nevada Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Certain Considerations Associated with the Nevada Redomestication — Certain Differences Between Delaware and Nevada Law” below.
The Nevada Redomestication Reduces the Risk of Opportunistic Litigation Against the Company, and its Directors and Officers, Which Can be Time-Consuming, Burdensome and Expensive
We believe the Nevada Redomestication will result in less opportunistic litigation against the Company and our directors and officers, which in turn will better allow our directors and officers to focus on the business and save the Company the costs of such litigation. Although the DGCL was recently amended to, among other things, increase protections for directors and officers of a corporation and provide more certainty in Delaware corporate law, we believe Nevada strikes a better balance between the benefits and costs of litigation to the Company and its stockholders than does Delaware. This is because Nevada has a statute-focused approach to corporate law whereas Delaware’s approach continues to depend significantly upon judicial interpretation and judge-made laws that has lent itself to greater uncertainty.
The increasing frequency of claims and litigation in Delaware brought against corporations and their directors and officers creates unnecessary distraction and costs for businesses. This risk is particularly acute for companies, such as ours, that have controlling stockholders. Historically, the absence of statutory bright-line standards in Delaware for transactions that involved a controlling stockholder has encouraged law firms to test new theories of liability and broaden the definition of what transactions should be deemed conflicted and how strict the standards should be for reviewing such transactions. The amount of time and money required to respond to and to defend these matters could be substantial. Indeed, over the last several years, our management spent significant time and the Company incurred substantial costs in connection with Delaware-related litigation. These costs are often borne by the Company’s stockholders through, among other things, indemnification obligations, distraction to Company management and employees and increased insurance premiums. Although recent amendments to the DGCL establish new standards for transactions involving controlling stockholders, as discussed above under “Background of the Proposal—General,” interpretative questions will remain.
The DGCL permits a corporation to adopt provisions limiting or eliminating the liability of a director (or, based on more recent amendments to the DGCL that would require an amendment to the Delaware Charter in order to apply to the Company, an officer) to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Nevada’s statutes permit a broader exclusion of individual liability of both officers and directors to a company and its stockholders. Nevada law provides for an exclusion of damages as a result of any director’s or officer’s act or failure to act, unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company has been rebutted and it is proven that the director’s or officer’s act or failure to act constituted a breach of their fiduciary duties in that capacity and such breach involved intentional misconduct, fraud or a knowing violation of law. Because the Nevada exculpation statutes do not distinguish between different types of fiduciary duties (unlike the DGCL, which excludes breaches of the duty of loyalty), Nevada law permits a corporation to eliminate liability of directors or officers for a breach of the duty of loyalty unless it is proven that such breach involved intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers.
As a result of reducing the risk of lawsuits being filed against us and our directors and officers, our Board believes that the Nevada Redomestication may help us attract and retain qualified directors and officers for the Company.
As discussed below, Nevada law also takes a different approach than Delaware with respect to stockholder inspection rights. Although the DGCL was recently amended to narrow the scope of materials that corporations may be required to provide to stockholders and establish additional procedural requirements for stockholder inspections, we believe Nevada law has a better balance between stockholder rights to accountability and mitigating the unmeritorious use of inspection rights.
Expected Savings From Not Having to Pay a Franchise Tax in Delaware
We anticipate state tax savings of almost $250,000 as a Nevada corporation instead of a Delaware corporation. For the most recent franchise tax period, the Company paid $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Redomestication is completed. If the Nevada Redomestication is completed, our current annual fees in Nevada will consist of an annual state business license fee of $500 plus the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $950, for a total of $1,450.
Certain Considerations Associated with the Nevada Redomestication
Although our Board believes that the Nevada Redomestication is in the best interests of the Company and its stockholders, there can be no assurance that the Nevada Redomestication will result in the benefits described in this proxy statement, including the benefits of or resulting from incorporation under Nevada or the application of Nevada law to the internal affairs of the Company.
For the Company’s comparison of stockholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Nevada law, see “What Changes After Nevada Redomestication?—Certain Differences in Stockholder Rights Under Delaware and Nevada Law” below.
In considering the Nevada Redomestication, our Board also considered certain associated risks.
Extensive Delaware Case Law and Established Court System
The Delaware Court of Chancery and the Delaware Supreme Court are experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law. Delaware statutory law is regularly updated by the legislature, which meets every year. The Delaware system has long been noted for its expertise.
While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is limited. As a result, we and our stockholders would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, particularly on any matters as to which Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination as a matter of first impression.
Certain investors may be less willing to invest in a corporation incorporated in a jurisdiction other than Delaware, whose corporate laws may be less understood or perceived to be less responsive to stockholder rights or demands.

Certain Differences Between Delaware and Nevada Law
Although our Board believes that the rights of stockholders under the DGCL and the NRS are substantially equivalent, at least on balance of the relevant considerations against one another and as relevant to the Company, the DGCL and Delaware case law collectively are different in certain respects than the NRS and existing Nevada case law in ways that may affect the rights of our stockholders. Please see the Company’s summary of certain differences in the section titled “What Changes After Nevada Redomestication? — Certain Differences in Stockholder Rights Under Delaware and Nevada Law.” For instance, as further explained below, under the NRS, a stockholder may inspect a Nevada corporation’s articles of incorporation, bylaws, and ledger of record stockholders, subject to certain limitations, if such stockholder holds (or has been authorized by the holders of) at least 5% of the outstanding shares of stock of the Nevada corporation, or has been a stockholder of record for at least six months immediately preceding the demand. In addition, the NRS provides that a stockholder of record may inspect the books of account and financial statements of a Nevada corporation if such stockholder holds (or has been authorized by the holders of) at least 15% of the outstanding shares of stock of the Nevada corporation; however, these additional inspection rights may not be available for stockholders of publicly traded companies. The DGCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, many of our stockholders entitled to make a books and records demand today (as stockholders of a Delaware corporation) will not be able to make a similar demand following the Nevada Redomestication.
Our Board has identified a handful of other areas where the rule in Nevada differs in some respect from the rule in Delaware. These are generally procedural in nature. The potentially most important area is related to antitakeover protections. Both Delaware and Nevada permit a range of antitakeover defenses, including poison pills. Both states have prohibitions (unless statutorily mandated conditions are met) on business combinations with “interested” stockholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% of the voting power of the outstanding voting stock for three years in Delaware and 10% of the voting or investment power of the outstanding voting stock for up to four years in Nevada. The Nevada Corporation will become subject to the Nevada business combination statutes in the same manner that the Delaware Corporation is subject to the Delaware business combination statute, with the same exemptive approval applied to members of the group of controlling stockholders that has the effect of making the statute inapplicable to transactions between the Company and current and future members of the Dolan family group.
Transaction Costs and Litigation Risk
We will also incur certain non-recurring costs in connection with the Nevada Redomestication, including certain filing fees and legal and other transaction costs. We may face legal challenges in connection with the Nevada Redomestication, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the submission of the Nevada Redomestication Proposal to stockholders regardless of whether the Nevada Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Nevada Redomestication.
What Changes After the Nevada Redomestication?
The Nevada Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Nevada Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the Nevada Charter and the Nevada Bylaws. Approval of this Proposal 4 will constitute approval of the Nevada Charter and Nevada Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Nevada Redomestication. Copies of the Delaware Charter and Delaware Bylaws are included as Annex F and Annex G, respectively, to this proxy statement.

Certain Differences in Stockholder Rights Under Delaware and Nevada Law
The rights of our stockholders are currently governed by the DGCL, Delaware case law, the Delaware Charter and the Delaware Bylaws. Following completion of the Nevada Redomestication, the rights of our stockholders will be governed by the NRS, Nevada case law, the Nevada Charter and the Nevada Bylaws.
The statutory corporate laws of Nevada, as set forth in the NRS, are similar in many respects to those of Delaware, as set forth in the DGCL. However, there are certain differences that may relate to your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of stockholders of a Delaware corporation and the stockholders of a Nevada corporation and the corporate governance of a company in Delaware and in Nevada.
The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and the DGCL, the Delaware Charter and the Delaware Bylaws, the Nevada Charter and the Nevada Bylaws, and the body of case law in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Nevada Charter and Nevada Bylaws, which opt in to or out of certain determinations as permitted under the NRS.

Issue	Delaware	Nevada
Increasing or Decreasing Authorized Capital Stock
Delaware law does not have a provision permitting the board of directors of a corporation to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders.

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Classified Board of Directors
The DGCL permits a Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If a board of directors is classified, the stockholders elect only one class each year and each class would have a term of office of up to three years.

The NRS permits a Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually.

Removal of Directors
Under the DGCL, the holders of a majority of shares of each class entitled to vote in an election of directors may vote to remove any director or the entire board with or without cause unless (i) the board of directors is classified, in which case directors may be removed only for cause (unless the certificate of incorporation provides otherwise), or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her.

The NRS requires the vote of the holders of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote in an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removal for cause and removal without cause.

Issue	Delaware	Nevada
Director Independence for Corporate Acts and Transactions
Under the recent amendments to the DGCL, a disinterested director is defined as a director who is not party to the act or transaction being considered and who does not have a material interest in that act or transaction or a material relationship with a person that has a material interest in the act or transaction. A material relationship is defined as a familial, financial, professional, employment or other relationship that would be reasonably expected to impair the objectivity of the director’s judgment when participating in the authorization or approval of the act or transaction at issue.
In addition, under the DGCL, any director of a corporation that has a class of stock listed on a national securities exchange is presumed to be a disinterested director with respect to an act or transaction to which that director is not a party if the board of directors has determined that the director satisfies the relevant criteria for determining director independence from the corporation and, if applicable, the controlling stockholder or control group, under any rules promulgated by the applicable exchange. This presumption may only be rebutted by substantial and particularized facts that the director has a material interest in the act or transaction or has a material relationship with a person with a material interest in the act or transaction.

The NRS does not have counterparts to the disinterested director provisions under the DGCL. However, NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” below.

Fiduciary Duties
Under Delaware law, the standards of conduct for directors and officers have mostly developed through Delaware court case law. Generally, directors and officers must exercise a duty of care and a duty of loyalty to the corporation and its stockholders.
In addition, under Delaware law, controlling stockholders of a corporation may owe fiduciary duties to the corporation and its minority stockholders in certain circumstances, including when the controlling stockholder is selling its shares or seeking to change the status quo using its voting power, although the recent amendments to the DGCL do provide that controlling stockholders and control groups, in their capacity as such, cannot be liable for monetary damages for breach of the duty of care. See “—Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups” below.

Fiduciary duties of directors and officers are codified in the NRS. Nevada law requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation. The NRS also provides as a matter of law that directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions.
While the express provisions of the NRS do not specify the fiduciary duties of controlling stockholders, the Nevada Supreme Court has acknowledged, without clear delineation, that controlling stockholders do have limited fiduciary duties to minority stockholders, at least in the context of a merger transaction.

Issue	Delaware	Nevada
Reliance
Members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation.

In performing their duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted. Nevada law extends the statutory protection for reliance on such persons to corporate officers.

Issue	Delaware	Nevada
Standard of Judicial Review of Board Decisions
So long as directors properly discharge their fiduciary duties of care and loyalty when managing a corporation, under Delaware case law, their decisions will generally be protected by the presumption of the business judgment rule, under which a court will not second guess an unconflicted business decision made by the board of directors unless such decision cannot be attributed to “any rational business purpose.”
However, in certain circumstances, Delaware courts may instead apply different heightened levels of scrutiny, including in the case of: (i) conflicted transactions, which include transactions involving a controlling stockholder or other related party; (ii) adoption of defensive measures; (iii) actions infringing on the stockholder franchise (i.e., stockholder voting); and (iv) change of control transactions. In those cases, a court will scrutinize not only the board of directors’ decision-making process but also the substance of the decision.
Section 144 of the DGCL provides that a transaction between a corporation and a director or officer who has an interest in that transaction (but that is not a controlling stockholder transaction) is entitled to statutory safe harbor protection if (a) the transaction is approved in good faith and without gross negligence by a majority of disinterested directors on the board or a committee of the board and the material facts regarding the director’s or officer’s relationship with or interest in transaction have been disclosed to the board or board committee approving the transaction or (b) the transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders.
Under the recent amendments to Section 144 of the DGCL, a controlling stockholder transaction that does not constitute a “going private transaction” is entitled to statutory safe harbor protection if it is (a) approved in good faith by a committee consisting of a majority of disinterested directors or (b) approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to the committee approving, or the disinterested stockholders voting on, the transaction.
The “entire fairness” standard of judicial review under Delaware law applies to transactions involving a controlling stockholder for which the safe harbors under amended Section 144 of the DGCL are not available. The entire fairness standard places the burden on the board of directors to demonstrate both fair dealing (i.e., process) and fair price.

NRS 78.138 provides for a statutory business judgment rule, which presumes that directors and officers acted in good faith and on an informed basis and allows for director or officer liability only when the plaintiff affirmatively rebuts the business judgment rule presumption and proves (i) a breach of fiduciary duty and (ii) that the fiduciary breach involved intentional misconduct, fraud or a knowing violation of law.
The statutory business judgment rule is generally the sole standard for any analysis involving fiduciary duty claims against corporate directors and officers in Nevada, regardless of the circumstances or the parties involved in the transactions (including the presence of a controlling stockholder). However, in the narrow circumstances of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. The NRS also expressly provides that this precondition to the application of the business judgment rule does not apply to poison pills or actions that only affect the time of the exercise of stockholders’ voting rights. Neither the NRS nor Nevada case law has precisely delineated the scope or extent of the fiduciary duties of controlling stockholders.
NRS 78.140 provides a statutory framework for the approval of a transaction between a corporation and a director or officer who has an interest in that transaction. Under the framework, an interested transaction will not be void or voidable if: (a) the interest is disclosed to the board of directors or a committee thereof, and the disinterested directors or committee members approve the transaction in good faith; (b) the interest is disclosed to the stockholders of the corporation, and the stockholders holding a majority of the voting power approve or ratify the transaction in good faith; (c) the interest is not known to the interested director or officer at the time the transaction is brought before the board of directors for action; or (d) the transaction is fair to the corporation at the time it is authorized or approved.

Issue	Delaware	Nevada
Considerations by Directors Permitted by Statute
The DGCL does not provide directors with statutory authority to consider any constituencies other than stockholders in making decisions. Delaware case law provides that fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on relevant corporate constituencies. The NRS includes a nonexclusive list of such constituencies, which include the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and of the stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

Issue	Delaware	Nevada
Standard of Review for Change of Control Transactions
Under Delaware case law, a decision to seek to sell, or not to sell, a corporation is generally a business decision protected by the business judgment rule.
However, once a board of directors decides to proceed with a sale of the corporation or such a sale becomes inevitable, then under Delaware case law the primary responsibility of the board of directors becomes to obtain the best price reasonably available for stockholders and the board of directors must prioritize this over other goals.
Under the recent amendments to the DGCL, a controlling stockholder transaction constituting a “going private transaction” is entitled to statutory safe harbor protection if it is approved in good faith by a committee consisting of a majority of disinterested directors and approved or ratified by a majority of the votes cast by the disinterested stockholders and the material facts regarding the transaction have been disclosed to both the committee approving, and the disinterested stockholders voting on, the transaction.

Under the NRS, director actions taken in response to a change or potential change in control are generally granted the benefits of the business judgment rule, except with respect to an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, in which case there is a precondition to the application of the business judgment rule, as described above.
The NRS does not have counterparts to the provisions of the DGCL relating to controlling stockholder “going private transactions.” However, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “—Standard of Judicial Review of Board Decisions” above.
In addition, the NRS provides a framework for approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” above.

Issue	Delaware	Nevada
Limitation on Personal Liability of Directors, Officers, Controlling Stockholders and Control Groups
The DGCL permits a corporation to adopt a provision in its certificate of incorporation limiting or eliminating the monetary liability of a director or officer to a corporation or its stockholders, except with regard to breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, unlawful repurchases or dividends, or improper personal benefit. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a corporation’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
Under the recent amendments to the DGCL, no person who is a controlling stockholder or a member of a control group will be liable in that capacity to a corporation or its stockholders for monetary damages for breach of fiduciary duty other than for (i) a breach of the duty of loyalty to the corporation or the other stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) any transaction for which the person derived an improper personal benefit.
A “controlling stockholder” is defined under the DGCL to mean any person who, together with that person’s affiliates and associates, either (i) owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or (ii) has the power functionally equivalent of that of a stockholder that owns or controls a majority in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors by virtue of ownership or control of at least one-third in voting power of the outstanding stock of the corporation entitled to vote generally in the election of directors or for the election of directors who have a majority in voting power of the votes of all directors on the board of directors and power to exercise managerial authority over the business and affairs of the corporation. A “control group” is defined under the DGCL to mean two or more persons who are not controlling stockholders who, by virtue of an agreement, arrangement or understanding between or among those persons, constitute a controlling stockholder.

Under the NRS, a director or officer is not liable unless the presumption that such person acted in good faith, on an informed basis and with a view to the interests of the corporation has been rebutted. In addition, it must be proven both (i) that the act or failure to act constituted a breach of a fiduciary duty as a director or officer and (ii) that such breach involved intentional misconduct, fraud or a knowing violation of law, which is arguably a more stringent burden than a breach of the duty of loyalty or deriving an improper personal benefit under the DGCL. In addition, the NRS provision limiting the personal liability of directors and officers applies to individual liability of directors and officers to the corporation, its stockholders and creditors. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors as this limitation is provided by statute. Thus, the NRS provides broader protection from personal liability for directors and officers than the DGCL.
The NRS does not have counterparts to the provisions of the DGCL relating to the liability of controlling stockholders and control groups for breaches of fiduciary duties. However, Nevada’s codified business judgment rule applies to judicial review of director and officer actions in the context of a transaction with a controlling stockholder. See “—Standard of Judicial Review of Board Decisions” above.
In addition, the NRS provides a framework for approval of a transaction between a corporation and a director or officer who has an interest in that transaction, as described in more detail under “—Standard of Judicial Review of Board Decisions” above.

Issue	Delaware	Nevada
Indemnification
Under the DGCL, a Delaware corporation is permitted to indemnify any person who is a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party or threatened to be made a party, provided such person acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation (and in the case of a criminal proceeding, that he or she had no reasonable cause to believe his or her conduct was unlawful).
In connection with any threatened, pending or completed action by or in the right of the corporation involving a person who is or was a director, officer, employee or agent, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a Delaware corporation has the power to indemnify such a person who is a party or is threatened to be made a party for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit: (i) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (ii) if such person is found liable to the corporation, only to the extent the Court of Chancery or the court in which such action or suit was brought determines that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper. This is not exclusive of any other indemnification rights, which may be granted by a Delaware corporation to its directors, officers, employees or agents.

The NRS generally permits a corporation to indemnify any director or officer who acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of an action involving a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful). Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for his or her actions under NRS 78.138. Under the statutory indemnification regime under the NRS, the corporation through its stockholders, directors or independent legal counsel must determine that the indemnification is proper.
Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Issue	Delaware	Nevada
Advancement of Expenses
The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Director Compensation	The DGCL does not have a specific statute on the fairness of director compensation.
The NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors (or a committee thereof), without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Actions by Written Consent of Stockholders
The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

The NRS provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the meeting, the holders of outstanding stock having at least a majority of the voting power of the capital stock of the corporation, or a different proportion of voting power if required for such action at the meeting, consent to the action in writing. Unlike the DGCL, the NRS does not impose notice requirements in connection with stockholder action by written consent.

Dividends and Distributions
Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of a corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Issue	Delaware	Nevada
Restrictions on Business Combinations
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of a corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns at least 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66⅔ %) of the outstanding voting stock not owned by the interested stockholder. Companies are entitled to opt out of the business combination provisions.

Unlike Delaware’s three-year moratorium on business combinations, the Nevada combinations statutes impose a two-year moratorium that extends to prohibit a business combination for up to four years, unless certain conditions are met. NRS 78.411 to 78.444, inclusive, regulate combinations more stringently that Section 203 of the DGCL. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by (i) advance approval of the combination, or the transaction by which such person first becomes an interested stockholder, by the corporation’s board of directors, (ii) approval of the combination by the board of directors and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, or (iii) the combination meets specified fair value requirements. Finally, after the two-year period, a combination remains prohibited unless (i) the combination or the transaction by which the person first became an interested stockholder is approved in advance by the board of directors as described above, (ii) the combination is approved by a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (iii) the combination meets specified fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.
Companies are entitled to opt out of the business combination provisions. Any opt-out of the business combinations provisions of the NRS must be contained in the original articles of incorporation, or an amendment to the articles of incorporation approved by a majority of the outstanding voting power not then beneficially owned by interested stockholders or their affiliates and associates, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Issue	Delaware	Nevada
Acquisition of Controlling Interests	Delaware law does not have similar provisions.
Pursuant to Nevada’s “acquisition of controlling interest” statutes (NRS 78.379 – 78.3793), any person who acquires a “controlling interest” in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.
NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.
Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

Issue	Delaware	Nevada
Stockholder Vote for Mergers and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling all or substantially all of its assets must authorize such merger or sale of assets by vote of a majority of outstanding shares (or voting power of the outstanding shares) entitled to vote. The corporation’s board of directors must also approve such transaction.
The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.
The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances as under the DGCL, as described in the opposite column.

Issue	Delaware	Nevada
Appraisal or Dissenters’ Rights
Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation in a merger if the merger did not require their approval.
In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the action giving rise to appraisal rights.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) accordance of full voting rights under certain circumstances in connection with certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (v) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (vi) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
Holders of covered securities (generally those that are listed on a national securities exchange) or shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000 are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof.
The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent.

Issue	Delaware	Nevada
Special Meetings of the Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.
The NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.
Special Meetings Pursuant to Petition of Stockholders for Election of Directors
The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Meetings
Under the DGCL, if a meeting of stockholders is adjourned and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.
Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum
The DGCL provides that the certificate of incorporation or bylaws may establish quorum requirements, but in no event will a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum requirements: (a) a majority of the shares or voting power of the shares entitled to vote will constitute a quorum at a meeting of stockholders; and (b) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series will constitute a quorum entitled to take action with respect to that vote on that matter.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business.

Issue	Delaware	Nevada
Voting
The DGCL provides that the certificate of incorporation or bylaws may establish voting requirements. If the certificate of incorporation and bylaws are silent as to specific voting requirements: (a) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter will be the act of the stockholders; (b) directors will be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (c) where a separate vote by a class or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting will be the act of such class or series or classes or series. Under the DGCL, if a corporation has classes of stock outstanding that have different voting rights, then references in the DGCL to a majority of other proportion of stock or shares are deemed to refer to such majority or other proportion of the votes of such stock or shares. A bylaw amendment adopted by stockholders which specifies the votes that will be necessary for the election of directors cannot be further amended or repealed by the board of directors.

Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote.

Issue	Delaware	Nevada
Stockholder Inspection Rights
Under the DGCL, any stockholder may inspect, and make copies and extracts from, a Delaware corporation’s books and records during normal business hours for any proper purpose upon written demand under oath if (i) the stockholder’s demand is made in good faith and for a proper purpose (i.e., a purpose reasonably related to a stockholder’s interest as a stockholder), (ii) the stockholder’s demand describes with reasonable particularity the stockholder’s purpose and the books and records the stockholder seeks to inspect and (iii) the books and records sought are specifically related to the stockholder’s purpose.
Books and records are defined under the DGCL to mean the certificate of incorporation; the bylaws; minutes of all meetings of stockholders and the signed consents evidencing all action taken by stockholders without a meeting, in each case for the three years preceding the date of the demand; all communications in writing or by electronic transmission to stockholders generally within the three years preceding the date of the demand; minutes of any meeting of the board of directors or any committee of the board of directors and records of any action of the board of directors or any such committee; materials provided to the board of directors or any committee of the board of directors in connection with actions taken by the board of directors or any such committee; annual financial statements of the corporation for the three years preceding the date of the demand; any agreements with current or prospective stockholders under Section 122(18) of the DGCL; and director and officer independence questionnaires.
If a Delaware corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are record stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is not for any purpose other than the business of the corporation.
In addition, the NRS grants certain stockholders the right to inspect, make copies of and audit the books of account and financial statements of a corporation for any purpose related to the requesting stockholders’ interest in the corporation as a stockholder. The right to inspect the books of account and financial statements of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder of record who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, this right does not apply with respect to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Issue	Delaware	Nevada
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Certain Differences Between the Delaware Charter and Bylaws and the Nevada Charter and Bylaws
Following completion of the Nevada Redomestication, the Company will be governed by the NRS instead of the DGCL, as well as by the Nevada Charter and the Nevada Bylaws. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Nevada Redomestication.
The Nevada Charter and Nevada Bylaws differ in certain respects from the Delaware Charter and Delaware Bylaws. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on those differences that we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter, the Delaware Bylaws, the DGCL and the NRS.

Provision	Delaware	Nevada
Charter Regarding Preferred Stock
The Delaware Charter provides that holders of shares of any preferred stock will not have any voting rights, except as provided in an applicable certificate of designations or as otherwise required by the laws of the State of Delaware.

The Nevada Charter provides that holders of shares of any preferred stock will not have any voting rights, except as provided in an applicable certificate of designation. Except as otherwise stated in an applicable certificate of designation, any right of holders of preferred stock to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) (which relate to reverse stock splits or charter amendments having an adverse effect on a particular series of preferred stock) is specifically denied.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability
The Delaware Charter provides that no director of the Company will be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except (a) for any breach of the director’s duty of loyalty to the Company or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction from which the director derived an improper personal benefit.

The Nevada Charter provides that the liability of both directors and officers of the Company will be eliminated or limited to the fullest extent permitted by the NRS. Under the NRS, this does not exclude exculpation for breaches of duty of loyalty.

Charter Regarding Dividends and Distributions	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Charter provides that the Company is allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b) (the Company may make a distribution even if its total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved immediately after the time of the distribution, to satisfy the preferential rights upon such dissolution of holders of shares of any class or series of the capital stock of the Company having preferential rights superior to those receiving the distribution).

Provision	Delaware	Nevada
Charter Regarding Business Opportunities of Overlap Persons
The Delaware Charter acknowledges that the Company may have overlapping directors and officers with MSG Sports, MSGN and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In the Delaware Charter, the Company renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG Sports, MSGN or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Delaware Charter also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG Sports, MSGN and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.
In connection with the Networks Merger, our Board adopted an overlap policy to broaden the specified Company business opportunities set forth in the Delaware Charter to also cover business opportunities that had been associated with the MSGN business. In connection with the MSGE Distribution, our Board further updated the overlap policy to extend similar provisions to overlapping directors and officers with MSG Entertainment and to update the specified Company business opportunities to account for the change in business following the MSGE Distribution.

The Nevada Charter updates the provisions of the Delaware Charter regarding overlapping directors and officers to address the corporate changes and matters set forth in the overlap policy adopted by our Board. In particular, the Nevada Charter (i) covers overlapping directors and officers with MSG Sports, MSG Entertainment and AMC Networks and their respective subsidiaries and (ii) specifies that the Company-specific business opportunities are opportunities that relate (x) primarily to a theatrical or arena venue (provided, that if such opportunity relates primarily to a theatrical or arena venue in the United States and the overlap person is also a director or officer of MSG Entertainment, then the overlap person may be required to alternate referring such opportunity to the Company and MSG Entertainment) or (y) exclusively to the business of owning and operating a regional professional sports programming service that features the live carriage of games of teams that compete in the National Hockey League, the National Basketball Association or Major League Baseball and that is targeted to, and made available to, multichannel video programming distributors in the New York, New Jersey and Connecticut tri-state area.

Provision	Delaware	Nevada
Charter Regarding Severability of Invalid, Illegal or Unenforceable Provisions	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Charter provides that if any provision(s) of the Nevada Charter are held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of the Nevada Charter will not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby; and (ii) to the fullest extent permitted by applicable law, the provisions of the Nevada Charter will be construed so as to permit the Company to protect its directors, officers, employees and agents from individual liability.

Charter Regarding Indemnification
The Delaware Charter provides that the Company will, to the fullest extent permitted by Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other matters referred to in or covered by Section 145 of the DGCL and that such right to indemnification will continue as to a person who has ceased to be a director, officer, employee or agent. The right to indemnification will inure to the benefit of a person’s heirs, executors and administrators.

The Nevada Charter provides that the Company will, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to therein or covered thereby. The right to indemnification will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of a person’s heirs, executors and administrators.

Bylaws Regarding Length of Proxies	Under the Delaware Bylaws, no proxy authorized by a stockholder will be valid after three years from the date of its execution unless the proxy provides for a longer period.
The Nevada Bylaws provide that no proxy will be voted or acted upon after six months from its date, unless the proxy provides for a longer period in accordance with the NRS. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Bylaws Regarding Irrevocability of Proxies
The Delaware Bylaws provide that a proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.
The Nevada Bylaws provide that a proxy may be made irrevocable for so long as it is coupled with an interest sufficient in law to support an irrevocable proxy.

Provision	Delaware	Nevada
Bylaws Regarding Removal of Directors
The Delaware Bylaws provide that any or all directors may be removed for cause or without cause by our stockholders by majority vote. However, as long as the Delaware Charter provides that each class of stock, voting separately as a class, elects a certain percentage of directors, a director may be removed without cause by stockholders only by the majority vote of the class of stock, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.

The Nevada Bylaws provide that any or all directors may be removed for cause or without cause by the vote of stockholders representing not less than two-thirds of the voting power of our issued and outstanding stock entitled to vote. However, as long as the Nevada Charter provides that each class of stock, voting separately as a class, elects a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the holders of the class of stock representing not less than two-thirds of the voting power of the issued and outstanding shares of such class of stock entitled to vote, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.

Bylaws Regarding Actions by Written Consent of the Board	Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee consent thereto in writing.
Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee consent thereto in writing, other than any director abstaining in writing pursuant to and in accordance with NRS 78.315(2).

Bylaws Regarding Officers
Under the Delaware Bylaws, the directors may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine.

Under the Nevada Bylaws, the directors are required to elect the officers required by the NRS (i.e., President, Secretary and Treasurer or the respective equivalents thereof; for example, a Chief Executive Officer in lieu of a President), and may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine.

Provision	Delaware	Nevada
Bylaws Regarding Controlling Interest Statutes	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
The Nevada Bylaws provide that, in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Company will not apply to the Company or to any acquisition of any shares of the Company’s capital stock.

Bylaws Regarding Exclusive Forum for Disputes	There is no corresponding provision in the Delaware Charter or Delaware Bylaws.
Under the Nevada Bylaws, the Eighth Judicial District Court of Clark County, Nevada will be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the Company or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee or agent of the Company to the Company or its stockholders, (c) any internal action (as defined in NRS 78.046), (d) to interpret, apply, enforce or determine the validity of the Nevada Charter or the Nevada Bylaws or (e) asserting a claim governed by the internal affairs doctrine. The foregoing forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction to the extent such application would be contrary to law.
In addition, the Nevada Bylaws provide that the federal district courts of the United States will be the exclusive forum for any actions, suits or proceedings brought under the Securities Act of 1933.

Franchise Tax Savings and Filing Fees
For the most recent franchise tax period, the Company paid approximately $250,000 in franchise taxes to the state of Delaware, which will no longer be required to be paid if the Nevada Redomestication is completed. If we redomesticate in Nevada, our annual fees will consist of an annual state business license fee of $500 plus the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $950, for a total of $1,450. Accordingly, the Nevada Redomestication will result in a net savings by the Company of approximately $248,000 annually.
The annual filing fees to qualify as a foreign jurisdiction in either jurisdiction are immaterial, and there are certain immaterial fees associated with effecting the Nevada Redomestication via conversion.
What Does Not Change After the Nevada Redomestication?
Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Nevada Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Nevada Redomestication, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

No Change in Business, Jobs or Physical Location
The Nevada Redomestication will not result in any immediate change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs related to the Nevada Redomestication).
Our management, including all directors and officers, will remain the same in connection with the Nevada Redomestication and will have the same positions with the Nevada Corporation. To the extent that the Nevada Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Nevada Redomestication. The Company does not expect that any such required consent will impede its ability to redomesticate to Nevada. The Nevada Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Nevada Corporation.
No Securities Act Consequences
We will continue to be a publicly held company following completion of the Nevada Redomestication, and our Nevada Corporation Class A Common Stock would continue to be listed on the NYSE and traded under the symbol “SPHR”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Nevada Corporation Class A Common Stock as a result of the Nevada Redomestication. Our outstanding convertible notes will remain outstanding and will be convertible into an equal number of shares of Nevada Corporation Class A Common Stock under the same terms and conditions. We and our stockholders will be in the same respective positions under the federal securities laws after the Nevada Redomestication as we and our stockholders were prior to the Nevada Redomestication.
No Material Accounting Implications
We expect that the Nevada Redomestication will have no effect from an accounting perspective. As such, our financial statements previously filed with the SEC will remain our financial statements following the Nevada Redomestication.
No Exchange of Stock Certificates Required
Stockholders will not be required to exchange their current stock certificates for new Nevada Corporation stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock will automatically be converted into one share of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, and your stock certificates will represent the same number of shares of the Nevada Corporation as they represented of the Delaware Corporation. Following the Effective Time, any current stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Nevada Corporation stock certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.
Certain Federal Income Tax Consequences
We believe that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company, the Nevada Corporation or the stockholders of the Company who receive the Nevada Corporation Common Stock for their Delaware Corporation Common Stock in connection with the Nevada Redomestication. The aggregate tax basis of the Nevada Corporation Common Stock received by a stockholder of the Company as a result of the Nevada Redomestication will be the same as the aggregate tax basis of the Delaware Corporation Common Stock converted into that Nevada Corporation Common Stock held by that stockholder as a capital asset at the time of the Nevada Redomestication. Each stockholder’s holding period of shares of Nevada Corporation Common Stock received in the Nevada Redomestication will include the holding period of the shares of Delaware Corporation Common Stock converted into those shares of Nevada Corporation Common Stock, provided the shares are held by such stockholder as a capital asset at the time of the Nevada Redomestication.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, stockholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and stockholders are urged to consult their own tax advisors as to the consequences to them of the Nevada Redomestication under all applicable tax laws.
This discussion is based on the U.S. Internal Revenue Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received rulings from the Internal Revenue Service regarding the consequences of the Nevada Redomestication. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the Nevada Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Additional Information
Regulatory Matters
The Nevada Redomestication will not be consummated until after stockholder approval is obtained. If stockholder approval is obtained, we will obtain all required consent of government authorities, including the filing of the Nevada Articles of Conversion, the Nevada Charter and the Delaware Certificate of Conversion.
Appraisal Rights
Holders of our Delaware Corporation Class A Common Stock are not entitled to appraisal rights with respect to the Nevada Redomestication described in this Proposal 4.
If the Nevada Redomestication is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) do not vote in favor of the approval of the Nevada Redomestication; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Nevada Redomestication under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to a record holder of Delaware Corporation Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of Delaware Corporation Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262, if the Nevada Redomestication is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) deliver a written demand for appraisal of such person’s shares of our Delaware Corporation Class B Common Stock to us prior to the vote on the approval of the Nevada Redomestication; (2) do not vote, in person or by proxy, in favor of the proposal to approve the Nevada Redomestication; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Effective Time; and (4) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of our Delaware Corporation Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Nevada Corporation Class B Common Stock set forth in the Plan of Conversion, for the “fair value” of their shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Redomestication, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Nevada Redomestication to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a proposed conversion is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes our notice to the holders of record and beneficial owners of our Delaware Corporation Class B Common Stock that appraisal rights are available in connection with the Nevada Redomestication, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Nevada Redomestication, any holder of record or beneficial owner of shares of our Delaware Corporation Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Nevada Corporation Class B Common Stock described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our Delaware Corporation Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of our Delaware Corporation Class B Common Stock must do ALL of the following:
•such person must not vote in favor of the proposal to approve the Nevada Redomestication;
•such person must deliver to us a written demand for appraisal before the vote on the Nevada Redomestication at the annual meeting; and
•such person must continuously hold of record or beneficially own the shares of our Delaware Corporation Class B Common Stock from the date of making the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time).

As described below, within 120 days after the Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock.
Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Redomestication, each person who votes by proxy and who wishes to exercise appraisal rights must vote against the approval of the Nevada Redomestication or abstain.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, before the vote on the approval of the Nevada Redomestication at the annual meeting, a written demand for the appraisal of such person’s shares. In addition, that person must not vote or submit a proxy in favor of the approval of the Nevada Redomestication. A vote in favor of the approval of the Nevada Redomestication, in person at the annual meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the approval of the Nevada Redomestication, and it will constitute a waiver of such person’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the approval of the Nevada Redomestication or abstain from voting on the approval of the Nevada Redomestication. Neither voting against the approval of the Nevada Redomestication nor abstaining from voting or failing to vote on the proposal to approve the Nevada Redomestication will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the approval of the Nevada Redomestication. A proxy or vote against the approval of the Nevada Redomestication will not constitute a demand. A person’s failure to make the written demand prior to the taking of the vote on the approval of the Nevada Redomestication at the annual meeting will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Delaware Corporation Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Sphere Entertainment Co.
Two Penn Plaza
New York, New York 10121
Attention: Corporate Secretary
At any time within 60 days after the Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Nevada Corporation Class B Common Stock within 60 days after the Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Nevada Corporation Class B Common Stock being offered pursuant to the Plan of Conversion.
Notice by the Converted Corporation
If the Nevada Redomestication is completed, within ten days after the Effective Time, the converted corporation will notify each stockholder (including any beneficial owner) who has submitted a demand for appraisal in accordance with Section 262, and who has not voted in favor of the approval of the Nevada Redomestication, that the Nevada Redomestication has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our Delaware Corporation Class B Common Stock. Accordingly, any persons who desire to have their shares of Delaware Corporation Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our Delaware Corporation Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Nevada Redomestication and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the converted corporation of the written request for such a statement or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our Delaware Corporation Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Nevada Redomestication, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Nevada Corporation Class B Common Stock they would receive pursuant to the Nevada Redomestication if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE NEVADA REDOMESTICATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE NEVADA CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE

NEVADA REDOMESTICATION. We do not anticipate offering more than the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our Delaware Corporation Class B Common Stock is less than the value of the Nevada Corporation Class B Common Stock to be issued in connection with the Nevada Redomestication. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of our Delaware Corporation Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our Delaware Corporation Class B Common Stock will be deemed to have been converted at the Effective Time into the right to receive shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Nevada Corporation Class B Common Stock in connection with the Nevada Redomestication in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of our Delaware Corporation Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of April 9, 2025, we had 14 holders of record of our Delaware Corporation Class B Common Stock and 6,866,754 shares of our Delaware Corporation Class B Common Stock outstanding.
Interest of Certain Persons
Our Board believes that the corporate laws of the state of Delaware and the state of Nevada are substantially equivalent as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board considered if redomestication to Nevada would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. Our Board noted that there is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as our directors or officers. However, others may allege, and stockholders should be aware in voting on the Nevada Redomestication Proposal, that our directors and executive officers may be considered to have interests in the Nevada Redomestication that are different from, or in addition to, the interests of the stockholders generally. Our Board has considered these potential interests, among other matters, in reaching the decision to approve the Nevada Redomestication and to recommend that our stockholders vote in favor of this proposal.
Vote Required
Assuming a quorum is present, Proposal 4 will be approved if a majority of the voting power of our outstanding shares of stock entitled to vote thereon is voted for Proposal 4 (i.e., for the approval of the Nevada Redomestication and the adoption of the Nevada Redomestication Resolution). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes will have the same effect as a vote against the proposal.
Recommendation of our Board of Directors
The Board unanimously recommends that you vote FOR the approval of the Nevada Redomestication and the adoption of the Nevada Redomestication Resolution.

OUR EXECUTIVE OFFICERS
The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
Robert Langer	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Koester	President and Chief Operating Officer of Sphere
Andrea Greenberg	President and Chief Executive Officer of MSG Networks
David Granville-Smith	Executive Vice President
Laura Franco	Executive Vice President and General Counsel
Gregory Brunner	Senior Vice President, Controller and Principal Accounting Officer
______________
(1)The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors.”

ROBERT LANGER, 61, has served as Executive Vice President, Chief Financial Officer and Treasurer since January 2025. He was previously employed by The Walt Disney Company (together with its subsidiaries and affiliates, “Disney”), a leading diversified international entertainment and media enterprise, where he most recently served as Global Leader of Enterprise - Wide Financial Planning (from 2019 to March 2024) and Corporate Strategy (from 2022 to March 2024). In that role, he led key finance processes and oversaw forecasts, annual budgets and long-range plans, directed the corporate strategy group, orchestrated mergers and acquisitions activities, explored strategic alternatives and oversaw a technology-focused incubator program. He also oversaw certain company-wide functions, including the data analytics group, sourcing and procurement functions and the international labor standards team. Prior to that, Mr. Langer held various financial leadership positions at Disney since 1999, including Chief Financial Officer - Disney ABC Television Group; Country Manager & GM - Germany / Switzerland / Austria (GSA); General Manager - Disney Consumer Products, Europe; Chief Financial Officer - Disney Consumer Products; and Chief Financial Officer - Disneyland Resort. Prior to his time at Disney, Mr. Langer was a Senior Case Leader at The Boston Consulting Group. Mr. Langer currently serves on the advisory board of the German American Business Association.
JENNIFER KOESTER, 51, has served as President and Chief Operating Officer of Sphere since June 2024. Prior to that, she served as President, Sphere Business Operations of the Company from February to June 2024. Before joining the Company, Ms. Koester served as the Managing Director, Americas Strategic Alliances, Global Partnerships of Google LLC (“Google”), a subsidiary of Alphabet Inc. (“Alphabet”), from June 2020 to January 2024. Ms. Koester also served as a member of the Go-to-Market Advisory Board of CapitalG, Alphabet’s independent growth fund, from May 2021 to January 2024. Also at Google, Ms. Koester served as Director, Telecommunications and Video Distributors, Global Partnerships from 2016 to 2020. Prior to joining Google, Ms. Koester served as Senior Vice President, Advanced Advertising Product Development, Data Analytics and Ad Operations from 2014 to 2016, and as Vice President, Law-Privacy, Product Management and Subpoena Compliance from 2005 to 2014, of Cablevision Systems Corporation. Prior to that, she served as Associate Attorney, Intellectual Technology, Privacy, Advertising and Entertainment from 1999 to 2005 at Manatt, Phelps & Phillips, LLP and as Associate Attorney, Intellectual Property and Information Technology from 1997 to 1999 at Thelen Reid Brown Raysman & Steiner LLP.
ANDREA GREENBERG, 65, has served as President and Chief Executive Officer of MSG Networks since 2015, and has been an executive officer of the Company since the Networks Merger in July 2021. She has more than 40 years of experience in the sports, entertainment and media industries. Ms. Greenberg served as the Executive Vice President of the Media business segment of The Madison Square Garden Company from 2010 to 2015. As Executive Vice President of MSG Media, Ms. Greenberg was responsible for all aspects of the media division, including programming, marketing, sales and operations, and directed all major transactional activities of the division. Ms. Greenberg previously served as the Executive Vice President of the MSG Entertainment business segment from 2008 to 2009 while such business was owned by Cablevision Systems Corporation before The Madison Square Garden Company was spun-off from Cablevision in 2010. Prior to that, Ms. Greenberg spent more than 25 years at Rainbow Media Corp., the former Cablevision programming subsidiary that spun-off from Cablevision in 2011 to become AMC Networks, last serving as President of

Rainbow Media Ventures from 2004 to 2008. Ms. Greenberg has served as a director of the Garden of Dreams Foundation since 2015.
DAVID GRANVILLE-SMITH, 57, has served as the Executive Vice President of the Company, MSGS and AMC Networks, since June 2023. Previously, Mr. Granville-Smith served as the Chief Operating Officer and Chief Financial Officer of A&E Television Networks, LLC (“A+E Networks”), a global media and entertainment brand portfolio, from December 2016 to June 2023, and as A+E Networks’ Executive Vice President and Chief Financial Officer from July 2014 to December 2016. As Chief Financial Officer of A+E Networks, Mr. Granville-Smith led all key financial functions across the company, including Finance and Accounting, Financial Planning and Analysis, Treasury and Tax, and as Chief Operating Officer, Mr. Granville-Smith oversaw Technology, Media Production and Operations, Engineering and Broadcast Operations, Digital Product Technology and Office Services and Facilities. Mr. Granville-Smith was also responsible for the Corporate Development & Strategy Group. During his tenure at A+E Networks, he provided strategic, financial, and operational leadership across all divisions of the company, including the Brand Portfolio Group, Ad Sales, Distribution, Digital and International, in order to drive the company’s overall growth and value creation. While at A+E Networks, Mr. Granville-Smith served on the boards of A+E Networks Latin America, Propagate Content, Vice TV and Vice Media. Prior to joining A+E Networks, Mr. Granville-Smith held various positions at J.P. Morgan Chase & Co. (“J.P. Morgan”) and The Bear Stearns Companies, Inc., which was acquired by J.P. Morgan in 2008, from 1991 to 2014, including Managing Director and Head of the Media Group in the Investment Banking Division at J.P. Morgan from 2008 to 2014. Prior to that, he worked in the Mergers & Acquisitions Group at Smith Barney from 1989 to 1991. Throughout his career in banking, Mr. Granville-Smith worked on a multitude of significant strategic and financing transactions for companies in the diversified media and entertainment, television network, content distribution and telecommunications industries. Mr. Granville-Smith serves as a trustee of the Parrish Art Museum in Water Mill, New York.
LAURA FRANCO, 62, has served as Executive Vice President and General Counsel of the Company since February 2024. Ms. Franco has also served as Executive Vice President and General Counsel of MSGE since February 2024. Previously, Ms. Franco served as Chief Legal and Compliance Officer at Bumble Inc. (“Bumble”), a social networking company, from November 2020 to February 2024. Prior to joining Bumble, Ms. Franco served in various positions at Paramount Global Inc. (previously ViacomCBS) (as well as CBS Corporation and Viacom Inc. prior to their merger in 2019), a media and entertainment company, since 1995, including Executive Vice President, General Counsel of the CBS business of ViacomCBS from December 2019 to November 2020 and Executive Vice President and General Counsel of CBS Corporation from March 2019 to December 2019. Prior to joining Viacom Inc. in 1995, Ms. Franco began her career at Simpson Thacher & Bartlett LLP where she practiced mergers and acquisitions and securities law. Currently, Ms. Franco serves on the board of directors of Virgin Voyages.
GREGORY BRUNNER, 42, has served as the Senior Vice President, Controller and Principal Accounting Officer of the Company since June 2023 (and assumed the responsibilities of principal financial officer on an interim basis from November 3, 2023, until December 8, 2023, and from December 9, 2024, until January 13, 2025). Previously, from October 2018 to June 2, 2023, Mr. Brunner served as Partner at KPMG LLP (“KPMG”), a U.S. professional services firm providing audit, tax and advisory services. In that role, he was primarily responsible for the global coordination and execution of financial statement audits and audits of internal control over financial reporting under US Generally Accepted Accounting Principles. He coordinated and was responsible for the service delivery of multiple global teams within multiple disciplines, including audit, tax, transaction advisory and information technology practices, and also led the resolution of highly technical, complex accounting and financial reporting issues and provided strategic input to senior executives, audit committees and board members with respect to regulatory updates and risk oversight. Prior to his role as Audit Partner, Mr. Brunner served in numerous roles at KPMG since 2005. Mr. Brunner has also served on the New York City Executive Leadership Team of the American Heart Association and as a student mentor for buildOn and the National Retail Federation.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSGE, MSGS AND AMC NETWORKS
The Company, MSGE, MSGS and AMC Networks are all under the control of the Dolan Family Group. The Company, on the one hand, and MSGE, MSGS or AMC Networks, on the other hand, are party to the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our Transition Report on Form 10-KT, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSGE, MSGS and AMC Networks is set forth in Note 19 to our financial statements included in our Transition Report on Form 10-KT.
Agreements with MSGE
For purposes of governing the ongoing relationship between the Company and MSGE and to provide for our orderly transition of MSGE from a wholly-owned subsidiary of the Company to a separate, publicly traded company, we have entered into several agreements with MSGE.
Distribution Agreement
On March 29, 2023, we entered into a Distribution Agreement (the “MSGE Distribution Agreement”) with MSGE as part of a series of transactions pursuant to which MSGE acquired the subsidiaries, business and other assets of ours that now constitute MSGE’s business.
Under the MSGE Distribution Agreement, we distributed approximately 67% of MSGE’s common stock to our common stockholders. Pursuant to the MSGE Distribution Agreement, MSGE provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of: (i) MSGE’s business (other than businesses of ours); (ii) certain identified claims or proceedings; (iii) any breach by MSGE of its obligations under the Distribution Agreement; (iv) any untrue statement or omission in the registration statement or in the information statement for the MSGE Distribution relating to MSGE and its subsidiaries (excluding the Company and our subsidiaries); and (v) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of MSGE. We provide MSGE with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses; (ii) any breach by us of our obligations under the Distribution Agreement; (iii) any untrue statement or omission in the registration statement or in the information statement for the MSGE Distribution other than any such statement or omission relating to MSGE and its subsidiaries (excluding the Company and our subsidiaries) and (iv) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of the Company.
In the MSGE Distribution Agreement, MSGE released the Company from any claims MSGE might have arising out of:
•the management of the businesses and affairs of the MSGE business segment (excluding Sphere) on or prior to the MSGE Distribution;
•the terms of the MSGE Distribution, our amendment to the amended and restated certificate of incorporation, our amended by-laws and the other agreements entered into in connection with the MSGE Distribution; and
•any decisions that have been made, or actions taken, relating to the MSGE business segment (excluding Sphere) or the MSGE Distribution.
Additionally, in the MSGE Distribution Agreement, the Company released MSGE from any claims the Company might have arising out of:
•the management of the businesses and affairs of the Company’s MSG Networks business segment, the formerly owned Tao Group Hospitality segment or related to the Sphere business on or prior to the MSGE Distribution;

•the terms of the MSGE Distribution and the other agreements entered into in connection with the MSGE Distribution; and
•any decisions that have been made, or actions taken, relating to the MSGE Distribution.
The MSGE Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.
Transition Services Agreement
On March 29, 2023, we entered into a Transition Services Agreement with MSGE (as may be amended from time to time, the “MSGE TSA”), with a term of two years, under which, in exchange for the fees specified in such agreement, MSGE has agreed to provide certain corporate and other services to the Company, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, government affairs, investor relations, corporate communications, benefit plan administration and reporting, and internal audit functions as well as certain marketing functions. The Company similarly agreed to provide certain transition services to MSGE. The Company and MSGE, as parties providing services under the MSGE TSA, agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party receiving services under the agreement agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s receipt of services under the agreement if such losses result from the receiving party’s gross negligence, willful misconduct or breach of its obligations under the agreement.
Tax Disaffiliation Agreement
On March 29, 2023, we entered into a Tax Disaffiliation Agreement (the “MSGE Tax Disaffiliation Agreement”) with MSGE that governs MSGE’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.
MSGE and its eligible subsidiaries previously joined with the Company in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the MSGE Distribution, MSGE generally does not join with the Company or any of its subsidiaries in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.
Under the MSGE Tax Disaffiliation Agreement, with certain exceptions, the Company is generally responsible for all of MSGE’s U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the MSGE Distribution Date. MSGE is generally responsible for all taxes that are attributable to it or one of its subsidiaries after the MSGE Distribution Date.
For any tax year, we are generally responsible for filing all separate company tax returns that relate to us or one of our subsidiaries and that do not also include MSGE or any of its subsidiaries. MSGE is generally responsible for filing all separate company tax returns that relate to MSGE or its subsidiaries (other than tax returns that will be filed by us), and for filing consolidated, combined or unitary returns that include (i) one or more of MSGE and its subsidiaries and (ii) one or more of us and our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the MSGE Distribution Date, however, if we cannot waive the right, we are entitled to receive the resulting refund or credit, net of any taxes incurred by MSGE with respect to the refund or credit.
Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax MSGE Disaffiliation Agreement, and MSGE has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSGE is responsible for filing a return under the MSGE Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party has the authority to conduct such proceeding. The MSGE Tax Disaffiliation Agreement further provides for cooperation between MSGE and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.
Finally, the MSGE Tax Disaffiliation Agreement requires that neither MSGE nor any of its subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSGE Distribution from qualifying as a tax-free transaction to the Company and to its stockholders under Section 355 of the Code, or would otherwise cause holders of SPHR stock that received MSGE stock in the MSGE Distribution to be taxed as a result of the MSGE Distribution and certain transactions undertaken in connection with the MSGE Distribution. Additionally, for the two-year period following the MSGE Distribution, MSGE is restricted from engaging in certain activities that may jeopardize the tax-free treatment of the MSGE Distribution to the Company and its stockholders, unless MSGE receives the Company’s consent or otherwise obtains a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to the Company, that the activity will not alter the tax-free status of the MSGE Distribution to the Company and its stockholders. Such restricted activities include:
•entering into any transaction pursuant to which all or a significant portion of MSGE’s shares or assets would be acquired, whether by merger or otherwise, unless certain tests are met;
•issuing equity securities, if any such issuances would, together with certain other transactions, constitute 50% or more of the voting power or value of MSGE’s capital stock;
•certain repurchases of MSGE’s common shares;
•ceasing to actively conduct MSGE’s business;
•amendments to MSGE’s organizational documents (i) affecting the relative voting rights of MSGE’s stock or (ii) converting one class of MSGE’s stock to another;
•liquidating or partially liquidating; and
•taking any other action that prevents the MSGE Distribution and certain related transactions from being tax-free.
Moreover, MSGE is required to indemnify the Company and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the MSGE Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 29, 2023, we entered into an employee matters agreement (the “MSGE Employee Matters Agreement”) with MSGE that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSGE Distribution. Following the MSGE Distribution Date, we and MSGE generally each have responsibility for our respective employees and compensation plans.
Agreements with MSGS
As a result of the 2020 Distribution, we entered into several agreements with MSGS.
Distribution Agreement
On March 31, 2020, the Company entered into a Distribution Agreement with MSGS (the “2020 Distribution Agreement”) in connection with the 2020 Distribution.

Under the 2020 Distribution Agreement, the Company and MSGS provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the 2020 Distribution.
The 2020 Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.
Tax Disaffiliation Agreement
On March 31, 2020, the Company entered into a Tax Disaffiliation Agreement with MSGS (the “2020 Tax Disaffiliation Agreement”) that governs the Company’s and MSGS’ respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters.
The 2020 Tax Disaffiliation Agreement requires that neither us nor any of our subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the 2020 Distribution from qualifying as a tax-free transaction to MSGS and to its stockholders under Section 355 of the Code, or would otherwise cause holders of the MSGS’ stock receiving SPHR stock in the 2020 Distribution to be taxed as a result of the 2020 Distribution and certain transactions undertaken in connection with the 2020 Distribution.
Moreover, each party must indemnify the other party and its subsidiaries, directors and officers for any taxes, resulting from action or failure to act, if such action or failure to act precludes the 2020 Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).
Employee Matters Agreement
On March 31, 2020, we entered into an employee matters agreement with MSGS that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the 2020 Distribution. Following the 2020 Distribution Date, we and MSGS generally each have responsibility for our respective employees and compensation plans.
Media Rights Agreements
The media rights agreements between MSGN and MSGS covering the Knicks and the Rangers provide MSGN exclusive media rights to team games in their local markets. Each of the media rights agreements became effective July 2015 with a stated term of 20 years, with a stated annual rights fee in the fiscal year ended June 30, 2024 of $138.1 million for the Knicks and $41.5 million for the Rangers. The rights fee in each media rights agreement increases annually. For the year ending June 30, 2025, the stated rights fee increased to $143.6 million for the Knicks and $43.1 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if MSGS does not make available a minimum number of games in any year. MSGN has certain rights to match third-party offers received by the Knicks or the Rangers, as the case may be, for the media rights following the term of the agreement.
Other Arrangements and Agreements with MSGE, MSGS and/or AMC Networks
The Company shares certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman and Chief Executive Officer with MSGE and MSGS, for Gregg G. Seibert, the Company’s Vice Chairman, with MSGE, MSGS and AMC Networks, for David Granville-Smith, the Company’s Executive Vice President, with MSGS and AMC Networks. The Company’s portion of such executive support expenses for the 2024 Transition Period was approximately $377,985. The Company’s subsidiary, MSG Networks, is party to an agreement with AMC Networks, pursuant to which AMC Networks provides MSG Networks with certain origination, master control and technical services.
The Company has also entered into a number of commercial and other arrangements and agreements with MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the 2024 Transition Period, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology, certain licensing agreements, sponsorship agreements, certain trademark licensing arrangements and lease of suites and sponsorship assets of the Company.
In addition, the Company and each of MSGE, MSGS and AMC Networks are party to aircraft arrangements described below. See “— Aircraft Arrangements.”

AIRCRAFT ARRANGEMENTS
The Company has various arrangements with a subsidiary of MSGE and a subsidiary of MSGS, pursuant to which the Company has the right to lease on a “time-sharing” basis certain aircraft leased by MSGE and lease on a non-exclusive dry lease basis certain aircraft leased by MSGS, and pursuant to which MSGE provides certain aircraft support services. The three companies have agreed to allocate expenses in connection with the use by each company (or their executives) of aircraft leased by MSGE and MSGS. Pursuant to these arrangements, the Company made payments to MSGE of $3.1 million and MSGS of $1.2 million during the 2024 Transition Period. In calculating the amounts payable under these agreements, the parties allocate in good faith the treatment of any flight that is for the benefit of both companies.
The Company has agreed to an allocation of the costs of (i) personal helicopter use (including commutation) with MSGE, MSGS and AMC Networks and (ii) personal aircraft use with MSGE and MSGS, in each case, for certain executives. The Company’s portion of such expenses during the 2024 Transition Period was $283,136. See “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements.”

DOLAN FAMILY ARRANGEMENTS
From time to time, certain services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.
Since March 2016, Ryan Dolan, a director and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, has been employed by Sphere Entertainment Group, LLC in a non-executive officer position. During the 2024 Transition Period, Mr. Ryan Dolan earned $401,074.
In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER
Allie Greenberg, the daughter of Ms. Andrea Greenberg, President and Chief Executive Officer of MSG Networks, has been employed by a subsidiary of the Company in a non-executive officer position since December 2023, and previously provided services to the Company on a consulting basis. During the six-month 2024 Transition Period, Ms. Allie Greenberg earned $104,829.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST
Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman and Chief Executive Officer of MSGE and MSGS and as Non-Executive Chairman of AMC Networks. Furthermore, eight of our director nominees (including James L. Dolan) also serve as directors of MSGE, nine of our director nominees (including James L. Dolan) also serve as directors of MSGS, and five of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, Kristin A. Dolan serves as Chief Executive Officer of AMC Networks concurrently with her service on our Board. In addition, David Granville-Smith, the Company’s Executive Vice President, also serves as Executive Vice President of MSGS and AMC Networks, Gregg G. Seibert, the Company’s Vice Chairman, also serves as Vice Chairman of MSGE, MSGS and AMC Networks, Laura Franco, the Company’s Executive Vice President and General Counsel, also serves as Executive Vice President and General Counsel of MSGE, and Mark C. Cresitello, the Company’s Senior Vice President, Deputy General Counsel and Secretary, also serves as Senior Vice President, Deputy General Counsel and Secretary of MSGS and MSGE. Therefore, these individuals may have or have had actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSGE, MSGS or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSGE, MSGS and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSGE, MSGS and/or AMC Networks and us. In addition, certain of our officers and directors own MSGE, MSGS and/or AMC Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSGE, MSGS, or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.
Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSGS, MSGN and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSGS, MSGN or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSGS, MSGN and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders. In connection with the Networks Merger, our Board adopted an Overlap policy to broaden the specified Company business opportunities to also cover business opportunities that had been associated with the MSGN business. In connection with the MSGE Distribution, we further updated the policy to extend similar provisions to overlapping directors and officers with MSGE and to update the specified Company business opportunities to account for the change in business following the MSGE Distribution.

RELATED PARTY TRANSACTION APPROVAL POLICY
The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.
In addition, our Board has adopted a special approval policy for transactions with MSGE, MSGS and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds a $1,000,000 threshold. In addition, an Independent Committee receives a quarterly update from the Company’s Internal Audit Department of all related party transactions, including transactions and arrangements between the Company and its subsidiaries on the one hand, and each of MSGE and its subsidiaries, MSGS and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, regardless of value. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of $1,000,000, as well as the handling and resolution of any disputes involving amounts in excess of $1,000,000. Our executive officers and directors who are also senior executives or directors of MSGE, MSGS and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSGE, MSGS and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSGE, MSGS and/or AMC Networks, as applicable.
Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the Company to identify anyone who failed to file a required report or filed a late report during the 2024 Transition Period. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is not aware of any such failure.

STOCK OWNERSHIP TABLE
The table sets forth, to the best of the Company’s knowledge and belief, certain information as of April 9, 2025 (the “Reference Date”) with respect to the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person that beneficially owns more than 5% of any class of the outstanding shares of the Company based on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	1,760,650	6.0%	71.8%
	Class B Common Stock	6,866,754	100.0%
James L. Dolan (3)(4)(5)(6)(7)(10)(13)(18)(23) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,264,597	4.3%	23.6%
	Class B Common Stock	2,187,357	31.9%
Kristin A. Dolan (3)(4)(5)(6)(7)(10)(13)(18)(23) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	1,264,597	4.3%	23.6%
	Class B Common Stock	2,187,357	31.9%
Thomas C. Dolan (3)(5)(8)(13)(15)(19)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	56,229	*	11.5%
	Class B Common Stock	1,120,913	16.3%
Brian G. Sweeney (3)(5)(9)(12)(13)(14)(21)(26) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	67,165	*	10.6%
	Class B Common Stock	1,025,922	14.9%
Paul J. Dolan (3)(5)(10)(17)(18)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	115,136	*	17.7%
	Class B Common Stock	1,722,232	25.1%
Marianne Dolan Weber (3)(5)(11)(13)(15)(20)(25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	91,831	*	11.3%
	Class B Common Stock	1,096,578	16.0%
Charles P. Dolan (5)	Class A Common Stock	11,830	*	*
	Class B Common Stock	—	—
Ryan T. Dolan (4)	Class A Common Stock	2,495	*	*
	Class B Common Stock	—	—
Quentin F. Dolan (5)	Class A Common Stock	5,405	*	*
	Class B Common Stock	—	—
Joseph J. Lhota (5)	Class A Common Stock	1,327	*	*
	Class B Common Stock	—	—
Joel M. Litvin (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Debra G. Perelman	Class A Common Stock	—	—	—
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
John L. Sykes (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Vincent Tese (5)	Class A Common Stock	6,335	*	*
	Class B Common Stock	—	—
Isiah L. Thomas III (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Carl E. Vogel (5)	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
Jennifer Koester (4)	Class A Common Stock	9,212	*	*
	Class B Common Stock	—	—
Andrea Greenberg (4)	Class A Common Stock	97,558	*	*
	Class B Common Stock	—	—
David Granville-Smith (4)	Class A Common Stock	25,612	*	*
	Class B Common Stock	—	—
Gregory Brunner (4)	Class A Common Stock	946	*	*
	Class B Common Stock	—	—
David F. Byrnes	Class A Common Stock	—	—	—
	Class B Common Stock	—	—
All current executive officers and directors as a group (4) – (11)	Class A Common Stock	1,715,953	5.8%	65.3%
	Class B Common Stock	6,236,846	90.8%
Deborah A. Dolan-Sweeney (3)(5)(9)(12)(13)(14)(21)(26) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	67,165	*	10.6%
	Class B Common Stock	1,025,922	14.9%
Kathleen M. Dolan (3)(10)(13)(18) – (22)(27) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	196,412	*	34.9%
	Class B Common Stock	3,393,423	49.4%
Mary S. Dolan (3)(14)(21)(23) – (27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	66,869	*	40.8%
	Class B Common Stock	3,985,993	58.0%
Matthew J. Dolan (3)(15)(19)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	46,357	*	9.4%
	Class B Common Stock	918,575	13.4%
Corby Dolan Leinauer (3)(16)(23) – (27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	36,313	*	36.0%
	Class B Common Stock	3,521,601	51.3%
Charles F. Dolan 2009 Revocable Trust (3)(10)(17) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	—	—	3.5%
	Class B Common Stock	341,684	5.0%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(6)(7)(10)(13)(18) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	44,342	*	9.4%
	Class B Common Stock	916,156	13.3%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(8)(13)(15)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	20,156	*	4.8%
	Class B Common Stock	468,423	6.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(11)(13)(15)(20) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.6%
	Class B Common Stock	450,152	6.6%
Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney (3)(9)(12)(13)(14)(21) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	24,187	*	4.8%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(10)(13)(22) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	24,187	*	4.8%
	Class B Common Stock	464,392	6.8%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(6)(14)(16)(23) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	10.7%
	Class B Common Stock	1,046,565	15.2%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(8)(14)(16)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock	6,718	*	6.7%
	Class B Common Stock	652,490	9.5%
Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber (3)(11)(14)(16)(25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.6%
	Class B Common Stock	646,426	9.4%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(12)(14)(16)(26) P.O. Box 509 Oyster Bay, NY 11771	Class A Common Stock	6,718	*	5.7%
	Class B Common Stock	561,530	8.2%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(13)(14)(16)(27) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock	6,718	*	6.3%
	Class B Common Stock	614,590	9.0%
Ariel Investments, LLC (28) 200 E. Randolph Street, Suite 2900 Chicago, IL 60601	Class A Common Stock	5,744,192	19.7%	5.9%
	Class B Common Stock	—	—
The Vanguard Group (29) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock	2,880,348	9.9%	2.9%
	Class B Common Stock	—	—
Jericho Capital Asset Management L.P. (30) 510 Madison Avenue, 27th Floor New York, NY 10022	Class A Common Stock	2,805,615	9.6%	2.9%
	Class B Common Stock	—	—

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Point72 Entities (31) 72 Cummings Point Road Stamford, CT 06902	Class A Common Stock	2,105,291	7.2%	2.2%
	Class B Common Stock	—	—
BlackRock, Inc. (32) 50 Hudson Yards New York, NY 10001	Class A Common Stock	1,988,885	6.8%	2.0%
	Class B Common Stock	—	—
Citadel Entities (33) Southeast Financial Center 200 S. Biscayne Boulevard, Suite 3300 Miami, FL 33131	Class A Common Stock	1,506,957	5.2%	1.5%
	Class B Common Stock	—	—
GAMCO Investors, Inc. (34) One Corporate Center Rye, NY 10580	Class A Common Stock	1,459,772	5.0%	1.5%
	Class B Common Stock	—	—
______________
*Less than 1%.
(1)Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share-based compensation in the aggregate, not by specific tranche or award.
(2)Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.
(3)Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as co-trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”) and as sole trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); the Dolan Children Trust FBO Kathleen M. Dolan; the Dolan Children Trust FBO Marianne Dolan Weber; the Dolan Children Trust FBO Deborah Dolan-Sweeney; the Dolan Children Trust FBO James L. Dolan; the Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; the Ryan Dolan 1989 Trust; and the Tara Dolan 1989 Trust. Individuals who are not Group Members but are trustees of trusts that are Group Members are Corby Dolan Leinauer, as co-trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as sole trustee of the CFD 2009 Trust and co-trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as co-

trustee of the Dolan Children Trust FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as co-trustee of the Dolan Children Trust FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 1,760,650 shares of Class A Common Stock and (ii) 6,866,754 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,866,754 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own 58,744 shares of Class A Common Stock that are not beneficially owned by Group Members.
(4)Does not include unvested restricted stock units or unvested performance stock units granted under the Employee Stock Plan or MSGN’s Employee Stock Plan, or the target amount of unvested performance-based stock options granted under the Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 86,710 units; David Granville-Smith, 150,810 units; Gregory Brunner, 10,608 units; and Ryan T. Dolan, 5,193 units; and Mses. Jennifer Koester, 139,013; and Andrea Greenberg, 83,846 units. The excluded number of unvested performance stock units for the following individuals are: Messrs. James L. Dolan, 179,439 units; David Granville-Smith, 47,011 units; Gregory Brunner, 8,343 units; and Ryan T. Dolan, 4,138 units; and Mses. Jennifer Koester, 72,250; Andrea Greenberg, 81,983 units. The excluded number of stock options for the following individuals are: Mr. James L. Dolan, 4,009,192 options; and Ms. Jennifer Koester, 475,000 options.
(5)Does not include restricted stock units granted under the Director Stock Plan (including restricted stock units assumed by the Company in connection with the Merger in respect of existing MSG Networks awards that were granted under the MSG Networks Director Stock Plan to Messrs. Paul J. Dolan, Thomas C. Dolan, Joseph J. Lhota, Joel M. Litvin, Brian G. Sweeney, John L. Sykes and Ms. Kristin A. Dolan prior to the Merger). The excluded number of restricted stock units for each of the following individuals is: Messrs. Charles P. Dolan, 14,757 units; Paul J. Dolan, 21,365 units; Quentin F. Dolan, 14,757 units; Thomas C. Dolan, 24,389 units; Joseph J. Lhota, 23,252 units; Joel M. Litvin, 19,686 units; Brian G. Sweeney, 24,389 units; John L. Sykes, 21,522 units; Vincent Tese, 14,757 units; Isiah L. Thomas III, 14,757 units; and Carl E. Vogel, 10,688 units; and Mses. Kristin A. Dolan, 18,817 units; and Marianne Dolan Weber, 14,757 units.
(6)James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,198,787 shares of Class A Common Stock (including 898,301 shares of Class A Common Stock owned of record personally, options owned of record personally to purchase 299,740 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date and 746 shares of Class A Common Stock held as custodian for one or more minor children) and 224,636 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 65,810 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with his spouse, 14,119 shares of Class A Common Stock owned of record personally by his spouse, 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,962,721 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 65,925 shares of Class A Common Stock (including 746 shares of Class A Common Stock held as custodian for one or more minor children, 14,119 shares of Class A common Stock owned of record personally by his spouse, 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,962,721 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit).
(7)Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 14,119 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 1,250,478 shares of Class A Common Stock (including 631 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 898,301 shares of Class A Common Stock owned of record personally by her spouse, options held personally by her spouse to purchase 299,740 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse) and an aggregate of 2,187,357 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record personally by her spouse, 916,156 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse). She disclaims beneficial ownership of an aggregate of 1,249,847 shares of Class A Common Stock (including 898,301 shares of Class A Common Stock owned of record personally by her spouse, options held personally by her spouse to purchase 299,740 shares of Class A Common Stock that are exercisable within 60 days of the Reference Date, 746 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 44,342 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse) and an aggregate of 2,187,357 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 224,636 shares of Class B Common Stock owned of record personally by her spouse, 916,156 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 1,046,565 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of her spouse).
(8)Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 29,355 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 26,874 shares of Class A Common Stock (including 20,156 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,120,913 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 468,423 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 652,490 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit). He disclaims beneficial ownership of an aggregate of 26,874 shares of Class A Common Stock (including 20,156 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for his benefit) and an aggregate of 1,120,913 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 468,423 shares of Class B Common Stock owned of record by the Dolan Children Trust for his benefit and 652,490 shares of Class B Common Stock owned of record by the 2009 Family Trust for his benefit).
(9)Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 22,427 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 44,738 shares of Class A Common Stock (including 10,419 shares of Class A Common Stock owned personally by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse) and an aggregate of 1,025,922 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 561,530 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse). He disclaims beneficial ownership of an aggregate of 44,738 shares of Class A Common Stock, (including 10,419 shares of Class A Common Stock owned personally by his spouse, 3,414 shares of Class A Common Stock held in trusts for his children, for which he serves as trustee, 24,187 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse) and an aggregate of 1,025,922 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of his spouse and 561,530 shares of Class B Common Stock owned of record by the 2009 Family Trust for the benefit of his spouse).
(10)Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 46,607 shares of Class A Common Stock (including 398 shares of Class A Common Stock owned of record personally and 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee) and 341,684 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD 2009 Trust, for which he serves as sole trustee, and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children

Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and an aggregate of 1,380,548 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 114,738 shares of Class A Common Stock (including 46,209 shares of Class A Common Stock owned of record by the CFD Trust No. 10, for which he serves as co-trustee and an aggregate of 68,529 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee) and an aggregate of 1,722,232 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 1,380,548 shares of Class B Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, for which he serves as co-trustee, and 341,684 shares of Class B Common Stock owned of record by the CFD 2009 Trust, for which he serves as sole trustee.
(11)Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 11,606 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 80,225 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,096,578 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 450,152 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit and 646,426 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of an aggregate of 80,225 shares of Class A Common Stock (including 49,320 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc., 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,096,578 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 450,152 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit and 646,426 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit).
(12)Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 10,419 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 56,746 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,025,922 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit and 561,530 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of an aggregate of 56,746 shares of Class A Common Stock (including 22,427 shares of Class A Common Stock owned of record personally by her spouse, 3,414 shares of Class A Common Stock held by trusts for her children, for which her spouse serves as trustee, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 1,025,922 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 owned of record by the Dolan Children Trust for her benefit and 561,530 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit).
(13)Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 3,314 shares of Class A Common Stock (including 2,378 shares of Class A Common Stock owned of record personally and 936 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 15,318 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 193,098 shares of Class A Common Stock (including 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 3,378,105 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 2,763,515 shares of Class B Common stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 614,590 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit). She disclaims beneficial ownership of an aggregate of 194,034 shares of Class A Common Stock (including 936 shares of Class A Common Stock held as custodian for one or more minor children, 49,321 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 137,059 shares of Class A Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 6,718 shares of Class A Common Stock owned of record by the 2009 Family Trust for her benefit) and an aggregate of 3,393,423 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 7,659 shares of Class B Common Stock owned of record by the Ryan Dolan 1989 Trust and 7,659 shares of Class B Common Stock owned of record by the Tara Dolan 1989 Trust, for which she serves as sole trustee, 2,763,515 shares of Class B Common Stock owned of record by the Dolan Children Trusts, for which she serves as co-trustee, and 614,590 shares of Class B Common Stock owned of record by the 2009 Family Trust for her benefit).
(14)Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 3,453 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 63,416 shares of Class A Common Stock (including 3,947 shares of Class A Common Stock owned jointly with her spouse, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 62,922 shares of Class A Common Stock (including 3,453 shares of Class A Common Stock held as custodian for one or more minor children, 24,187 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, for which she serves as co-trustee, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,985,993 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 464,392 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney, for which she serves as co-trustee, and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee).
(15)Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,206 shares of Class A Common Stock (including 619 shares of Class A Common Stock owned of record personally and 587 shares of Class A Common Stock held as custodian for one or more minor children) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 45,151 shares of Class A Common Stock (including 480 shares of Class A Common Stock owned jointly with his spouse, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee. He disclaims beneficial ownership of an aggregate of 45,258 shares of Class A Common Stock (including 587 shares of Class A Common Stock held as custodian for one or more minor children, 328 shares of Class A Common Stock held by his spouse as custodian for one or more minor children and an aggregate of 44,343 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee) and an aggregate of 918,575 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan, for which he serves as co-trustee.
(16)Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 192 shares of Class A Common Stock held as custodian for one or more minor children and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 36,121 shares of Class A Common Stock (including 154 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 36,159 shares of Class A Common Stock (including 192 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, an aggregate of 1,692 shares of Class A Common Stock (including 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne Rose Weber and 423 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, for which she serves as co-trustee) and an aggregate of 33,590 shares of Class A Common Stock owned of record by the 2009 Family Trusts, for which she serves as co-trustee) and an aggregate of 3,521,601 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts, for which she serves as co-trustee.
(17)Paul J. Dolan is the trustee of the Charles F. Dolan 2009 Revocable Trust and has the sole power to vote and dispose of the shares held by the trust.
(18)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(19)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(20)Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(21)Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(22)Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(23)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(24)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.
(25)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.
(26)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.
(27)Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)Based upon a Schedule 13G/A (Amendment No. 9) filed with the SEC on February 13, 2025, Ariel Investments, LLC (“Ariel”) beneficially owns 5,744,192 shares of Class A Common Stock. Ariel has sole voting power over 5,029,829 shares of Class A Common Stock and sole dispositive power over 5,744,192 shares of Class A Common Stock.
(29)Based upon a Schedule 13G/A (Amendment No. 4) filed with the SEC on June 10, 2024, The Vanguard Group, Inc. (“Vanguard”) beneficially owns 2,880,348 shares of Class A Common Stock. Vanguard has shared voting power over 18,540 shares of Class A Common Stock, sole dispositive power over 2,833,379 shares of Class A Common Stock and shared dispositive power over 46,969 shares of Class A Common Stock.
(30)Based upon a Schedule 13G/A (Amendment No. 1) filed with the SEC on November 14, 2024, Jericho Capital Asset Management L.P. and Josh Resnick, personally (together, “Jericho”), beneficially own 2,805,615 shares of Class A Common Stock. Jericho has shared voting and dispositive power over 2,805,615 shares of Class A Common Stock.
(31)Based upon a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 14, 2025, Point72 Asset Management, L.P. (“Point72 HoldCo”), Point72 Capital Advisors, Inc. (“Point72 GP”) and Steven A. Cohen, personally (together, the “Point72 Entities”), beneficially own an aggregate of 2,105,291 shares of Class A Common Stock. The 2,105,291 shares of Class A Common Stock beneficially owned by the Point72 Entities include 2,105,291 shares of Class A Common Stock directly held by Point72 Associates L.L.C. (“Point72 Associates”), inclusive of 840,000 shares of Class A Common Stock issuable upon exercise of options held by Point72 Associates. Pursuant to an investment management agreement, each of Point72 HoldCo, Point72 GP and Steven A. Cohen have shared voting power over 2,105,291 shares of Class A Common Stock and shared dispositive power over 2,105,291 shares of Class A Common Stock (each total inclusive of the 840,000 shares of Class A Common Stock issuable upon exercise of the options).
(32)Based upon a Schedule 13G/A (Amendment No. 2) filed with the SEC on January 26, 2024, BlackRock, Inc. (“BlackRock”) beneficially owns 1,988,885 shares of Class A Common Stock. BlackRock has sole voting power over 1,935,297 shares of Class A Common Stock and sole dispositive power over 1,988,885 shares of Class A Common Stock.
(33)Based upon a Schedule 13G filed with the SEC on July 22, 2024, Kenneth Griffin, personally, and certain Citadel entities, beneficially own an aggregate of 1,506,957 shares of Class A Common Stock. Each of Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC has shared voting and dispositive power over 1,122,190 shares of Class A Common Stock. Each of Citadel Securities Group LP and Citadel Securities GP LLC has shared voting and dispositive power over 384,767 shares of Class A Common Stock. Citadel Securities LLC has shared voting and dispositive power over 381,477 shares of Class A Common Stock. Kenneth Griffin, who is the President and Chief Executive Officer of Citadel GP LLC and owns a controlling interest in Citadel GP LLC and Citadel Securities GP LLC, is deemed to have beneficial ownership of the shares of Class A Common Stock beneficially owned by such entities. Kenneth Griffin has shared voting and dispositive power over an aggregate of 1,506,957 shares of Class A Common Stock.
(34)Amount reported in the table is based on information contained in separate Form 13Fs by GAMCO Investors, Inc. and Gabelli Funds, LLC, each filed with the SEC on February 13, 2025. Based upon a Schedule 13D filed with the SEC on April 27, 2020, Mario J. Gabelli, personally, and certain operating subsidiaries of GAMCO Investors, Inc. (collectively, “GAMCO”) beneficially own 1,044,793 shares of Class A Common Stock. Mario J. Gabelli, who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities. GAMCO Asset Management Inc. has sole voting power over 608,706 shares of Class A Common Stock and sole dispositive power over 645,240 shares of Class A Common Stock. Gabelli Funds, LLC has sole voting and dispositive power over 392,633 shares of Class A Common Stock. Gabelli & Company Investment Advisers, Inc. has sole voting and dispositive power over 700 shares of Class A Common Stock. Gabelli Foundation Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock. Mario J. Gabelli has sole voting and dispositive power over 1,720 shares of Class A Common Stock. MJG Associates, Inc. has sole voting and dispositive power over 2,500 shares of Class A Common Stock. GGCP, Inc. has sole voting and dispositive power over 1,000 shares of Class A Common Stock.
As a result of their ownership of all of the shares of Class B Common Stock, the “Dolan Family Group is able to collectively control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. The members of the Dolan Family Group holding Class B Common Stock are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block with respect to all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders

Agreement, the shares of Class B Common Stock owned by members of the Dolan Family Group (representing all of the outstanding Class B Common Stock) are to be voted on all matters in accordance with the determination of the Dolan Family Committee (as defined below), except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B Common Stock owned by certain Dolan family trusts that collectively own approximately 76.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The “Dolan Family Committee” consists of James L. Dolan, Thomas C. Dolan, Patrick F. Dolan, Kathleen M. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney. The Dolan Family Committee generally acts by majority vote, except that approval of a going-private transaction must be approved by a two-thirds vote and approval of a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by Excluded Trusts will on all matters be voted in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.
All holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), certain trusts for the benefit of members of the Dolan family and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Dolan Parties owned 4,103,239 shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 1,623,591 shares of Class A Common Stock (inclusive of exercisable options), which represented approximately 5.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 15.8% of our Common Stock and 43.5% of the aggregate voting power of our Common Stock.
The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of the Reference Date, the Children Trusts owned approximately 2,763,515 shares of Class B Common Stock (the “Children Trust Shares”), which represented 40.2% of our Class B Common Stock, as well as 137,059 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.1% of our Common Stock and 28.4% of the aggregate voting power of our Common Stock.
In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).
The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our Transition Report on Form 10-KT, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2026 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2026 annual meeting must submit their proposals to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before December 23, 2025. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2026 proxy statement.
In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2026 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to Sphere Entertainment Co., Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder, any material interest of such stockholder in the proposal (other than as a stockholder) and any additional information required under the rules of the SEC. Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any additional information required under the rules of the SEC.
In addition to satisfying the foregoing requirements under our Amended By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting must comply with all applicable requirements of Rule 14a-19 under the Exchange Act. The advance notice requirement under Rule 14a-19 does not override or supersede the longer advance notice requirement under our Amended By-Laws.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES
Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on May 27, 2025. Notices should be directed to Sphere Entertainment Co., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2024 TRANSITION REPORT ON FORM 10-KT
A copy of our Transition Report on Form 10-KT, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to Sphere Entertainment Co., Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.
You also may obtain our Transition Report on Form 10-KT at the SEC’s website, www.sec.gov, or at www.sphereentertainmentco.com by clicking on “Investors,” then “Financials” and following the link from our “SEC Filings” page.

Mark C. Cresitello
Secretary
New York, New York
April 22, 2025

ANNEX A — RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
The Company believes that presenting Adjusted Operating Income, a non-U.S. GAAP financial measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income (loss), which is a non-GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment, goodwill and intangible assets, (ii) amortization for capitalized cloud computing arrangement costs, (iii) share-based compensation expense, (iv) restructuring charges or credits, (v) merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries, (vi) gains or losses on sales or dispositions of businesses and associated settlements, (vii) the impact of purchase accounting adjustments related to business acquisitions, and (viii) gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan. The Company believes that given the length of the arena license agreements and resulting magnitude of the difference in leasing revenue recognized and cash revenue received, the exclusion of non-cash leasing revenue provides investors with a clearer picture of the Company’s operating performance. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the Company’s business without regard to the settlement of an obligation that is not expected to be made in cash. The Company eliminates merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries, when applicable, because the Company does not consider such costs to be indicative of the ongoing operating performance of the Company as they result from an event that is of a non-recurring nature, thereby enhancing comparability. In addition, management believes that the exclusion of gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan provides investors with a clearer picture of the Company’s operating performance given that, in accordance with U.S. GAAP, gains and losses related to the remeasurement of liabilities under the Company’s Executive Deferred Compensation Plan are recognized in Operating income (loss) whereas gains and losses related to the remeasurement of the assets under the Company’s Executive Deferred Compensation Plan, which are equal to and therefore fully offset the gains and losses related to the remeasurement of liabilities, are recognized in Other (expense) income, net, which is not reflected in Operating income (loss).
The Company believes adjusted operating income (loss) is an appropriate measure for evaluating the operating performance of its business segments and the Company on a consolidated basis. Adjusted operating income (loss) and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. The Company uses revenues and adjusted operating income (loss) measures as the most important indicators of its business performance, and evaluates management’s effectiveness with specific reference to these indicators. Adjusted operating income (loss) should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with GAAP. Since adjusted operating income (loss) is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies.
All dollar amounts included in this Annex A are represented in thousands, except as otherwise noted. The following is a reconciliation of operating income (loss) (GAAP) to adjusted operating income (loss) (non-GAAP) for the 2024 fiscal transition period ended December 31, 2024 as disclosed in our Transition Report on Form 10-KT and each of the fiscal years ended June 30, 2024, 2023 and 2022 as disclosed in our Annual Report on Form 10-K for the relevant fiscal year. See our Transition Report on Form 10-KT for the 2024 fiscal transition period ended December 31, 2024 and each of our Annual Reports on Form 10-K for the fiscal year ended June 30, 2024, June 30, 2023 and June 30, 2022 for additional information. The MSGE Distribution and Tao Group Hospitality both qualified for discontinued operations presentation under GAAP during the fiscal year ended June 30, 2023. As such, the Company’s fiscal year ended June 30, 2023 results exclude the operations of each disposed business.

Six Months Ended December 31,
2024 ($)
Operating loss	(260,560)
Share-based compensation	33,394
Depreciation and amortization	165,232
Restructuring charges	5,164
Impairment and other losses, net	65,233
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	12,377
Amortization for capitalized cloud computing costs	1,731
Remeasurement of deferred compensation plan liabilities	91
Adjusted operating income (loss)	22,662

Year Ended June 30, 2024 ($)
Operating loss	(341,241)
Share-based compensation	46,844
Depreciation and amortization	256,494
Restructuring charges	9,486
Impairment and other losses, net	121,473
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	(12,718)
Amortization for capitalized cloud computing costs	87
Remeasurement of deferred compensation plan liabilities	306
Adjusted operating income	80,731

Year Ended June 30, 2023 ($)
Operating loss	(273,042)
Share-based compensation(a)	42,607
Depreciation and amortization	30,716
Restructuring charges	27,924
Impairment and other gains, net	(6,120)
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	55,047
Amortization for capitalized cloud computing costs	161
Remeasurement of deferred compensation plan liabilities	187
Adjusted operating loss	(122,520)
_______________
(a)For periods through the MSGE Distribution, share-based compensation includes expenses related to corporate employees that the Company does not expect to incur in future periods, but which do not meet the criteria for inclusion in discontinued operations.

Year Ended June 30, 2022 ($)
Operating loss	(102,697)
Non-cash portion of arena license fees from MSGS	(27,754)
Share-based compensation expense	72,552
Depreciation and amortization(a)	124,629
Restructuring charges	14,690
Impairment and other gains, net	(3,045)
Merger, debt work-out, and acquisition-related costs, including merger-related litigation expenses, net of insurance recoveries	48,764
Amortization for capitalized cloud computing costs	271
Other purchase accounting adjustments	6,099
Remeasurement of deferred compensation plan liabilities	46
Adjusted operating income	133,555
_______________
(a)Depreciation and amortization included a purchase accounting adjustment of $12,037 for the fiscal year ended June 30, 2022.

ANNEX B — RESOLUTIONS OF THE BOARD PURSUANT TO SECTION 266 OF THE DELAWARE GENERAL CORPORATION LAW

Resolutions of the Board of Directors of Sphere Entertainment Co. Approving the Nevada Redomestication
NEVADA REDOMESTICATION
WHEREAS, the Board of Directors (the “Board”) of Sphere Entertainment Co. (the “Company”) is considering redomesticating the Company from the State of Delaware to the State of Nevada by the conversion of the Company from a corporation organized under the laws of the State of Delaware (the Company when organized under such laws, the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the Company when organized under such laws, the “Nevada Corporation”) pursuant to and in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”), Sections 92A.195 and 92A.205 of the Nevada Revised Statutes and the proposed Plan of Conversion (the “Plan of Conversion”), in the form attached hereto as Exhibit A (such conversion, the “Nevada Redomestication”);
WHEREAS, upon completion of the Nevada Redomestication, and without any further action on the part of any person, the following would occur:
(a)(i) each validly issued, fully paid and nonassessable share of Class A common stock (including restricted stock, which shall remain restricted on the same terms as currently apply), par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury on the date of the Conversion will automatically be converted into one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share, of the Nevada Corporation, and (ii) each validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share, of the Delaware Corporation issued and outstanding or held in treasury on the date of the Conversion will automatically be converted into one validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share, of the Nevada Corporation;
(b)any warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Class A common stock or other equity securities of the Delaware Corporation (including the Company’s 3.50% Convertibles Senior Notes due 2028), shall be a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Class A common stock or other equity securities of the Nevada Corporation; and
(c)the Company’s existing certificate of incorporation and bylaws will be replaced with the Nevada Articles of Incorporation (the “Nevada Charter”) and the Nevada Bylaws (the “Nevada Bylaws” and, together with the Nevada Charter, the “Nevada Governing Documents”), in the forms attached hereto as Exhibit B and Exhibit C, respectively; and

WHEREAS, the Board has reviewed and considered the Nevada Redomestication, the Plan of Conversion, the Nevada Governing Documents, including a comparison to the Company’s current certificate of incorporation and bylaws and the factors and considerations reflected in the draft proposal (the “Nevada Redomestication Proposal”) attached hereto as Exhibit D to be included in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), and has determined that approving and effecting the Nevada Redomestication and approving and adopting the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders.
APPROVAL OF NEVADA REDOMESTICATION
NOW, THEREFORE, BE IT RESOLVED, that the Board hereby (a) determines that the Nevada Redomestication, the Plan of Conversion and the Nevada Governing Documents are in the best interests of the Company and its stockholders and (b) approves and adopts the Nevada Redomestication, the Plan of Conversion and the Nevada Governing Documents;
RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;
RESOLVED FURTHER, that the Board hereby directs that the Nevada Redomestication (including the Plan of Conversion and Nevada Governing Documents) and these resolutions approving the Nevada Redomestication (the “Nevada Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2025 Annual Meeting, which approval and adoption shall require the affirmative vote of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL;
RESOLVED FURTHER, that the Board hereby recommends that the Company’s stockholders approve the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and adopt the Nevada Redomestication Board Resolutions by voting “FOR” the approval of the Nevada Redomestication Proposal at the 2025 Annual Meeting;
RESOLVED FURTHER, that for purposes of these resolutions, “Authorized Officer” shall mean each of the Executive Chairman and Chief Executive Officer, the Chief Financial Officer, any Executive Vice President, the Senior Vice President, Controller and Principal Accounting Officer, the Secretary, or any Assistant Secretary of the Company or such other officers or employees of the Company as any of the foregoing persons may designate in writing;
RESOLVED FURTHER, that, in accordance with the foregoing resolutions, each of the Authorized Officers be, and each of them hereby is, authorized, empowered and directed to (a) include the Nevada Redomestication Proposal, including, without limitation, the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and the Nevada Redomestication Board Resolutions in the Company’s proxy materials for the 2025 Annual Meeting, and (b) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s common stock in favor of the Nevada Redomestication Proposal, including, without limitation, the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and the Nevada Redomestication Board Resolutions, at the 2025 Annual Meeting; and

RESOLVED FURTHER, that upon receipt of stockholder approval of the Nevada Redomestication (including the Plan of Conversion and the Nevada Governing Documents) and adoption of the Nevada Redomestication Board Resolutions by means of approval of the Nevada Redomestication Proposal at the 2025 Annual Meeting, each Authorized Officer be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Nevada Redomestication, including, without limitation, (a) the execution and filing of a certificate of conversion with the Secretary of State of the State of Delaware; (b) the execution and filing of articles of conversion and the Nevada Charter with the Nevada Secretary of State ; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees, taxes or other expenses that may be necessary in connection with the Nevada Redomestication; (e) the submission of all required applications to The New York Stock Exchange or any other applicable stock exchange; (f) the filing of Current Reports on Form 8-K and any other Securities Exchange Commission and other regulatory filings that may be necessary, desirable or appropriate in connection with the Nevada Redomestication; and (g) the execution of new director and officer indemnification agreements with each of the directors and officers of the Company in connection with the Nevada Redomestication, in each case substantially in the form attached hereto as Exhibit E.
ADDITIONAL ACTIONS
RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver and file any and all agreements, instruments or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses and costs such Authorized Officer deems necessary, desirable or appropriate to consummate, effectuate, carry out or further the transactions and other matters contemplated by and the intent and purposes of the foregoing resolutions;
RESOLVED FURTHER, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized and directed, in the name and on behalf of the Company and without further action from the Board, to take any steps in connection with effecting all necessary filings or any amendments thereto with any and all appropriate federal, state and foreign courts or regulatory authorities, and initiating or defending legal proceedings in any federal, state or foreign court or governmental agency, that may be necessary, desirable or appropriate in connection with the Nevada Redomestication or any of the other transactions or matters contemplated by the foregoing resolutions; and
RESOLVED FURTHER, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer.
RATIFICATION OF PRIOR ACTIONS
RESOLVED, that any and all acts or things done by any officer or director of the Company prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of such acts and things hereby are, expressly authorized, approved, adopted, ratified and confirmed in all respects as acts and deeds of the Company.

ANNEX C — PLAN OF CONVERSION

PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Sphere Entertainment Co., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes (as amended, the “NRS”).
RECITALS:
A.The Delaware Corporation is a corporation organized under the DGCL.
B.Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and NRS 92A.195, the Delaware Corporation will be converted to the Nevada Corporation.
C.The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is in the best interests of the Delaware Corporation and its stockholders, (ii) approved and adopted the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws (each as defined below)), and (iii) recommended that the stockholders of the Delaware Corporation approve the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws) and adopt the resolutions of the Board approving the Conversion (the “Board Conversion Resolutions”).
D.The stockholders of the Delaware Corporation have approved the Conversion (including this Plan and the Nevada Articles of Incorporation and the Nevada Bylaws) and adopted the Board Conversion Resolutions.
E.The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I
THE CONVERSION
1.1    Conversion. At the Effective Time (as defined below), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and NRS 92A.195 (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted, as applicable, the Conversion (including this Plan and the Nevada Articles of Incorporation and Nevada Bylaws) and the Board Conversion Resolutions. The name of the Nevada Corporation shall be Sphere Entertainment Co.
1.2    Filings and Recordings. The Delaware Corporation shall cause (i) articles of conversion meeting the requirements of NRS 92A.205 (the “Nevada Articles of Conversion”) to be properly executed and filed in accordance with such section and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Delaware Certificate of Conversion”) to be properly executed and filed in accordance with such section, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3    Effective Time. The Conversion shall become effective upon the later to be filed of, or at the time (if any) designated in, the Delaware Certificate of Conversion and the Nevada Articles of Conversion as the effective time of the Conversion (the “Effective Time”).

ARTICLE II
ORGANIZATION
2.1    Nevada Governing Documents. At the Effective Time, the Articles of Incorporation of the Nevada Corporation, in the form attached hereto as Exhibit A (the “Nevada Articles of Incorporation”), and the Bylaws of the Nevada Corporation, in the form attached hereto as Exhibit B (the “Nevada Bylaws” and, together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.
2.2    Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or the Nevada Corporation, or their respective stockholders, (i) the Board of Directors of the Nevada Corporation will consist of the same directors of the Delaware Corporation as of immediately prior to the Effective Time, having the same terms of office, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; (ii) each committee of the Board of the Delaware Corporation as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Board of Directors of the Nevada Corporation on the same terms and with the same powers and authority of the Board of the Delaware Corporation as of immediately prior to the Effective Time, and the members of each committee of the Board of the Delaware Corporation as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Board of Directors of the Nevada Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal; and (iii) the officers of the Nevada Corporation shall be the same officers of the Delaware Corporation as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE III
EFFECT OF THE CONVERSION
3.1    Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the State of Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.
3.2    Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, the holders thereof or any other person, (i) each validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share (the “Delaware Class A Common Stock”), of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of Class A common stock, par value $0.01 per share (the “Nevada Class A Common Stock”), of the Nevada Corporation, and (ii) each validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share (the “Delaware Class B Common Stock”), of the Delaware Corporation issued and outstanding or held in treasury immediately prior to the Effective Time will automatically be converted into one validly issued, fully paid and nonassessable share of Class B common stock, par value $0.01 per share (the “Nevada Class B Common Stock”), of the Nevada Corporation. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Class A Common Stock and Nevada Class B Common Stock, respectively, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Nevada Corporation and the transfer agent; and (y) all of the issued and outstanding shares of Delaware Class A Common Stock and Delaware Class B Common Stock that are in uncertificated book-entry form shall automatically become the number and class of shares of the Nevada Corporation into which such shares of the Delaware Corporation have been converted as herein provided in accordance with the customary procedures of the transfer agent.
3.3    Conversion of Other Securities. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation, the Nevada Corporation, the holders thereof or any other person, any warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, Delaware Class A Common Stock or other equity securities of the Delaware Corporation (including convertible notes), shall constitute a warrant, option, restricted stock unit, equity or equity-based award or other right to acquire any, or of any instrument to convert into or exchange for, or based on the value of, the same amount of Nevada Class A Common Stock or other equity securities of the Nevada Corporation as the holder of such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right would have been entitled to receive had such holder exercised or converted such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right in full immediately prior to the Effective Time (not taking into account whether such warrant, stock option, restricted stock unit, performance stock unit, equity or equity-based award or other right was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions.

ARTICLE IV
MISCELLANEOUS
4.1    Abandonment or Amendment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Delaware Corporation, this Plan may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board, such action would be in the best interests of the Delaware Corporation and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect.
4.2    Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3    Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provisions of state or local law), and this Plan is hereby adopted as a “plan of reorganization” within the meaning of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
4.4    Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

ANNEX D — NEVADA ARTICLES OF INCORPORATION

ARTICLES OF INCORPORATION
OF
SPHERE ENTERTAINMENT CO.
FIRST. The name of this corporation (hereinafter called the “Corporation”) is “Sphere Entertainment Co.” The Corporation is the resulting entity in the conversion of Sphere Entertainment Co., a Delaware corporation, into a Nevada corporation and is a continuation of the existence thereof pursuant to Nevada Revised Statutes (as amended from time to time, the “NRS”) Chapter 92A.
SECOND. The registered office of the Corporation shall be the street address of its registered agent in the State of Nevada. The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.
THIRD. The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the NRS.
FOURTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 165,000,000 shares, which shall be divided into the following classes:
(a)120,000,000 shares shall be of a class designated Class A common stock, par value $0.01 per share (“Class A Common Stock”);
(b)30,000,000 shares shall be of a class designated Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”);
(c)15,000,000 shares shall be of a class designated preferred stock, par value $0.01 per share (“Preferred Stock”).
The following is a statement of (a) the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, and (b) the authority expressly vested in the Board of Directors hereunder with respect to the issuance of any series of Preferred Stock:

A.Common Stock.
I.Priority of Preferred Stock.
Each of the Class A Common Stock and Class B Common Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any Certificates of Designation filed with respect to any series of Preferred Stock pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of Section B of this Article FOURTH.
II.Dividends and Other Distributions.
Subject to (a) any other provisions of these articles of incorporation (as amended from time to time, these “Articles of Incorporation”), including, without limitation, Section A.V of this Article FOURTH, and (b) the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided that, subject to Section A.V of this Article, the Board of Directors shall declare no dividend or other distribution, and no dividend or other distribution shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property, unless, simultaneously, the same dividend or other distribution is paid with respect to each share of Class A Common Stock and Class B Common Stock.
III.Voting.
(a)Except as otherwise required (i) by statute, (ii) pursuant to the provisions of these Articles of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, the holders of Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation.
Except in the election of directors of the Corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this Section III) and as otherwise required (i) by statute, (ii) pursuant to the provisions of these Articles of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designation filed with respect to any series of Preferred Stock, the holders of Common Stock shall vote together as a single class; provided, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (1) the authorization or issuance of any additional shares of Class B Common Stock and (2) any amendment, alteration or repeal of any of the provisions of these Articles of Incorporation which adversely affects the powers, preferences or rights of Class B Common Stock. Except as provided in the previous sentence, the number of authorized shares of any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the Corporation entitled to vote.
(b)With respect to the election of directors:
(i)If on the record date for notice of any meeting of stockholders of the Corporation at which directors are to be elected by the holders of Common Stock (the “Common Stock Directors”), the aggregate number of outstanding shares of Class A Common Stock is at least 10% of the total aggregate number of outstanding shares of Common Stock, holders of Class A Common Stock shall vote together as a separate class and shall be entitled to elect 25% of the total number of Common Stock Directors; provided, that if such 25% is not a whole number, then the holders of Class A Common Stock, voting together as a separate class, shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of the Common Stock Directors. Subject to subsection (iii) of this Section III(b), holders of Class B Common Stock shall vote together as a separate class to elect the remaining Common Stock Directors;
(ii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class A Common Stock is less than 10% of the total aggregate number of outstanding shares of Common Stock, the holders of Common Stock shall vote together as a single class with respect to the election of the Common Stock Directors and the holders of Class A Common Stock, voting together as a separate class, shall not have the right to elect 25% of the Common Stock Directors, but shall have one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock shall be entitled to ten (10) votes per share for all Common Stock Directors; and
(iii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total aggregate number of outstanding shares of Common Stock, then the holders of Class A Common Stock, voting together as a separate class, shall continue to elect a number of directors equal to 25% of the total number of Common Stock Directors (or the next highest whole number) in accordance with subsection (b)(i) of this Section III and, in addition, shall vote together with the holders of Class B Common Stock, as a single class, to elect the remaining Common Stock Directors, with the holders of Class A Common Stock entitled to one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all Common Stock Directors.

(c)Any vacancy in the office of a Common Stock Director elected by the holders of Class A Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class A Common Stock voting as a separate class, and any vacancy in the office of a Common Stock Director elected by the holders of Class B Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class B Common Stock voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a Common Stock Director elected by either class during the term for which such Common Stock Director was elected, such vacancy may be filled by the remaining directors of such class. Except as provided in the foregoing sentence, any vacancy on the Board of Directors may be filled by a vote of holders of Class A Common Stock or the Common Stock Directors elected thereby if the number of Common Stock Directors elected thereby is then less than 25% of the total number of Common Stock Directors, and otherwise may be filled by a vote of holders of Class B Common Stock or the Common Stock Directors elected thereby; provided, that in each case at the time of the filling of such vacancy, the holders of such class of stock were then entitled to elect directors to the Board of Directors by class vote. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders (at which time such person’s term shall expire) and until such person’s successor has been duly elected and qualified. If the Board of Directors increases the number of directors in accordance with Article FIFTH of these Articles of Incorporation, any newly created directorship may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section III in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of Common Stock Directors, (i) the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of (1) Common Stock Directors elected by the holders of Class A Common Stock, (2) persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock or (3) persons appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock and (ii) each person filling a newly-created directorship is designated either (x) as a Common Stock Director to be elected by holders of Class A Common Stock and is appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock or (y) as a Common Stock Director to be elected by holders of Class B Common Stock and is appointed by Common Stock Directors elected by holders of Class B Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class B Common Stock.
(d)Notwithstanding anything in this Section III to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to these Articles of Incorporation or applicable laws, the holders of Common Stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.

(e)Wherever any provision of these Articles of Incorporation or the bylaws of the Corporation (as amended from time to time, the “Bylaws”) sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.
(f)No action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this clause (f), the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.
IV.Conversion Rights.
(a)Subject to the terms and conditions of this Article FOURTH, each share of Class B Common Stock shall be convertible at any time and from time to time, at the option of the holder thereof, at the office of any transfer agent for such Class B Common Stock and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail to so designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and non-assessable share of Class A Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends or other distributions accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends or other distributions on the Class A Common Stock issuable on such conversion; provided, that the foregoing shall not affect the right of any holder of Class B Common Stock on the record date for any dividend or other distribution to receive payment of such dividend or other distribution. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he or she shall surrender the certificate or certificates (if any) for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), or, if the shares to be converted are uncertificated, shall deliver an appropriate instrument or instruction to the office of said transfer agent (or other place as provided above), and, in either case, shall give written notice to the Corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he or she desires the shares of Class A Common Stock to be issued. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the Corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor, if any, and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The Corporation will as soon as practicable thereafter, (i) if the applicable shares of Class A Common Stock are certificated, issue a certificate or certificates for the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and, if less than all of the shares of Class B Common Stock represented by any one certificate are to be converted, issue a new certificate representing the shares of Class B Common Stock not converted, and deliver such certificates at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees, or (ii) if the applicable shares of Class A Common Stock are uncertificated, issue the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and deliver a notice of issuance of the uncertificated shares or other evidence of shares held in book-entry form at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees. Subject to the provisions of subsection (c) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the certificates, if any, or an appropriate instrument or instruction, if applicable, with respect to the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, shares of Class B Common Stock so converted will be canceled and retired by the Corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the Corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.
(b)The issuance of shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such shares are to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or that no such tax is due.
(c)The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.
(d)The Corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock will, upon issue, be fully paid and non-assessable and not entitled to any preemptive rights.
V.Securities Distributions.
(a)The Corporation may declare and pay a dividend or distribution consisting of shares of Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other person (hereinafter sometimes called a “share distribution”) to holders of one or more classes of Common Stock only in accordance with the provisions of this Section V.
(b)If at any time a share distribution is to be made with respect to Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:
(i)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities (as defined below) convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis;
(ii)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and
(iii)a share distribution consisting of any class or series of securities of the Corporation or any other person other than as described in clauses (i) and (ii) of this subsection (b) of this Section V, either (1) on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or (2) on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock; provided, that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than differences in their rights (other than voting rights) consistent in all material respects with the differences between the Class A Common Stock and the Class B Common Stock and difference in their relative voting rights, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such voting rights differ to a greater or lesser extent than the corresponding differences in the voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH); provided, that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such voting rights shall not differ to a greater extent than the corresponding differences in voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH, and provided in each case that such distribution is otherwise made on an equal per share basis, as determined by the Board of Directors in its sole discretion.
For purposes of these Articles of Incorporation, “Convertible Securities” shall mean any securities of the Corporation (other than any class of Common Stock) or any subsidiary thereof that are convertible into, exchangeable for or evidence the right to purchase any shares of any class of Common Stock, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.
VI.Liquidation Rights.
In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment in full of the amounts to be paid to holders of Preferred Stock as set forth in any Certificates of Designation filed with respect thereto, the remaining assets and funds of the Corporation shall be divided among, and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes of this Section VI, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
VII.Reclassifications, Etc.
Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of Common Stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.
VIII.Mergers, Consolidations, Etc.
In any merger, consolidation or business combination of the Corporation with or into another corporation, whether or not the Corporation is the surviving corporation, the consideration per share to be received by holders of Class A Common Stock and Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of Common Stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
IX.Rights and Warrants.
In case the Corporation shall issue rights or warrants to purchase shares of capital stock of the Corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of Class A Common Stock and Class B Common Stock must be identical to that received by holders of the other class of Common Stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
B.Preferred Stock.
I.Issuance.
Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a Certificate of Designation providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided and filed with the Nevada Secretary of State.
II.Powers of the Board of Directors.
Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and with respect to each series to set forth in a Certificate of Designation provisions with respect to the issuance of such series, the powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof of the shares of each series of Preferred Stock, including without limitation the following:
(a)The maximum number of shares to constitute such series and the distinctive designation thereof;
(b)Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;
(c)The dividend rate (or method of determining such rate), if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;
(d)Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;
(e)The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;
(f)Whether or not the Corporation has an obligation to purchase or redeem shares of such series pursuant to the operation of a retirement or sinking fund or otherwise, and, if so, the prices at which, periods within which and terms or conditions upon which, the shares of such series shall be purchased or redeemed;
(g)Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;
(h)The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Class A Common Stock, the Class B Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or other distributions, or upon liquidation;
(i)The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and
(j)Any other preference and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.
III.Ranking.
All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends or other distributions, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section B.II of this Article FOURTH; and all shares of Preferred Stock shall rank senior to the Common Stock both as to dividends and other distributions, and upon liquidation.

IV.Liquidation Rights.
Except as shall be otherwise stated and expressed in the Certificate of Designation adopted by the Board of Directors with respect to any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends or other distributions on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends or other distributions (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. Except as aforesaid, if, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section IV, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
V.Voting.
Except as shall be otherwise stated and expressed herein or in the Certificate of Designation adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders. For the avoidance of doubt, except as shall be otherwise stated and expressed in the Certificate of Designation adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock, any right of the Preferred Stock, or any holder thereof, to vote pursuant to NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied.
FIFTH. The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in its Board of Directors. The number of directors of the Corporation shall be fixed by the Bylaws and may be altered from time to time as provided therein. A director shall be elected to hold office until the expiration of the term for which such person is elected (which shall expire at the next annual meeting of stockholders after such person’s election), and until such person’s successor shall be duly elected and qualified.
SIXTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of NRS 78.630 et seq. or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this Corporation.
SEVENTH. In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws and to adopt any new bylaws; provided, that the Bylaws also may be amended or repealed in any respect, and any new bylaw may be adopted, in each case by the affirmative vote of the holders of at least a majority of the voting power of the outstanding stock of the Corporation entitled to vote in the election of directors.
EIGHTH. The Corporation shall, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented, or by any successor thereto, indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, from and against any and all of the expenses, liabilities or other matters referred to therein or covered thereby. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
The liability of directors and officers of the Corporation is hereby eliminated or limited to the fullest extent permitted by the NRS. Without limiting the effect of the preceding sentence, if the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be automatically eliminated or limited to the fullest extent permitted by the NRS, as so amended.

No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a person that exists at the time of such amendment, modification or repeal.
NINTH. In furtherance and not in limitation of NRS 78.140, no contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction (or joins in the signing of a written consent which authorizes or approves the contract or transaction pursuant to NRS 78.315(2)), or solely because such director’s or officer’s vote(s) or consent(s) are counted for such purpose, if:
A.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
B.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
C.The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
TENTH.
A.Certain Acknowledgements; Definitions.
It is recognized that (a) certain directors and officers of the Corporation and its subsidiaries (the “Overlap Persons”) have served and may serve as directors, officers, employees and agents of Madison Square Garden Entertainment Corp. (“MSG Entertainment”), Madison Square Garden Sports Corp. (“MSG Sports”) and AMC Networks Inc. and their respective subsidiaries and successors (each of the foregoing, including its subsidiaries and successors, is an “Other Entity”), (b) the Corporation and its subsidiaries, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation or its subsidiaries may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service as directors or officers of the Corporation and its subsidiaries of Overlap Persons, and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in this Article TENTH in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Article TENTH will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. Any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article TENTH. References in this Article TENTH to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
B.Duties of Directors and Officers Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.
The Corporation hereby renounces, on behalf of itself and its subsidiaries, to the fullest extent permitted by law, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its subsidiaries, in which the Corporation or any of its subsidiaries could, but for the provisions of this Article TENTH, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to any of its subsidiaries or to give any notice to the Corporation or to any of its subsidiaries regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and/or its subsidiaries, on the one hand, and such Other Entity, on the other hand, the Corporation and its subsidiaries shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) or (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates (x) primarily to a theatrical or arena venue; provided, that if the conditions in clauses (A) and (B) and the proviso at the end of this Section B also are satisfied with respect to MSG Entertainment and such opportunity relates primarily to a theatrical or arena venue in the United States, then the Overlap Person shall alternate referring such opportunity to the Corporation and MSG Entertainment (with the first opportunity after April 20, 2023 being referred to the Corporation), or (y) exclusively to the business of owning and operating a regional professional sports programming service that features the live carriage of games of teams that compete in the National Hockey League, the National Basketball Association or Major League Baseball and that is targeted to, and made available to, multichannel video programming distributors in the New York, New Jersey and Connecticut tri-state area; provided further, that in the case of each of clauses (x) and (y), the Corporation or any of its subsidiaries is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the event the Corporation’s board of directors, or a committee thereof, declines to pursue a Restricted Potential Business Opportunity, Overlap Persons shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.

C.Certain Agreements and Transactions Permitted.
No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation and/or any of its subsidiaries, on the one hand, and an Other Entity, on the other hand, before the Corporation ceased to be a direct, wholly-owned subsidiary of MSG Sports, before MSG Networks Inc. became a direct, wholly-owned subsidiary of the Corporation, or before MSG Entertainment ceased to be a direct, wholly-owned subsidiary of the Corporation shall be void or voidable or be considered unfair to the Corporation or any of its subsidiaries solely because such Other Entity is a party thereto, or because any directors, officers or employees of such Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, or the board of directors, or committee thereof, of any subsidiary of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform, and cause or permit any of its subsidiaries to enter into and perform, one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation, any subsidiary of the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the

Corporation or any of its subsidiaries) by any director or officer of the Corporation (or by any director or officer of any subsidiary of the Corporation) who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) to refrain from acting on behalf of the Corporation, any subsidiary of the Corporation or an Other Entity in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and its subsidiaries, and shall be deemed not to have breached his or her duties (including, without limitation, the duty of loyalty) to the Corporation or any of its subsidiaries or any of their respective stockholders, and not to have derived an improper personal benefit therefrom.

D.Amendment of Article TENTH.
No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Article TENTH will have any effect upon (a) any agreement between the Corporation or a subsidiary thereof and any Other Entity, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation or a subsidiary thereof and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation or any subsidiary thereof and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation or any subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).
ELEVENTH. Notwithstanding anything to the contrary in these Articles of Incorporation or the Bylaws, the Corporation is hereby specifically allowed to make any distribution that otherwise would be prohibited by NRS 78.288(2)(b).
TWELFTH. If any provision or provisions of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not, to the fullest extent permitted by applicable law, in any way be affected or impaired thereby; and (ii) to the fullest extent permitted by applicable law, the provisions of these Articles of Incorporation (including, without limitation, each such portion of any paragraph of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from individual liability.
THIRTEENTH. To the fullest extent permitted by applicable law, each and every person or entity purchasing or otherwise acquiring any interest (of any nature whatsoever) in any shares of capital stock of the Corporation shall be deemed, by reason of and from and after the time of such purchase or other acquisition, to have notice of and to have consented to all of the provisions of (i) the Articles of Incorporation, (ii) the Bylaws and (iii) any amendment to the Articles of Incorporation or the Bylaws enacted or adopted in accordance with the Articles of Incorporation, the Bylaws and applicable law.
*    *    *    *

ANNEX E — NEVADA BYLAWS

BYLAWS

OF
SPHERE ENTERTAINMENT CO.
(A NEVADA CORPORATION)
ADOPTED EFFECTIVE AS OF __________, 2025

TABLE OF CONTENTS
Page
Article I Stockholders    E-3
1.    Certificates; Uncertificated Shares    E-3
2.    Fractional Share Interests    E-3
3.    Stock Transfers    E-4
4.    Record Date for Stockholders    E-4
5.    Meaning of Certain Terms    E-4
6.    Stockholder Meetings    E-5
Article II Directors    E-9
1.    Functions and Definitions    E-9
2.    Qualifications and Number    E-9
3.    Election and Term    E-9
4.    Meeting    E-10
5.    Removal of Directors    E-11
6.    Action in Writing    E-11
7.    Executive Committee    E-11
8.    Other Committees    E-12
Article III Officers    E-13
1.    Officers    E-13
2.    Term of Office; Removal    E-13
3.    Authority and Duties    E-13
4.    The Chairman    E-13
Article IV Voting of Stock in Other Companies    E-13
Article V Corporate Seal and Corporate Books    E-13
Article VI Fiscal Year    E-14
Article VII Amendments to Bylaws    E-14
Article VIII Indemnification    E-14
Article IX Inapplicability of Controlling Interest Statutes    E-15
Article X Forum Selection    E-15

BYLAWS
OF
SPHERE ENTERTAINMENT CO.
(A NEVADA CORPORATION)
ARTICLE I
STOCKHOLDERS
1.Certificates; Uncertificated Shares. The shares of stock in the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, to the extent, if any, required by applicable law, every holder of stock in the corporation represented by a certificate shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman, the Chief Executive Officer or Vice Chairman, if any, or by the President, if any, or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him in the corporation. If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.
Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon any statements prescribed by the Nevada Revised Statutes (the “NRS”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates, which may also include a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.
2.Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. In lieu thereof it shall either pay in cash the fair value of such fractions of a share, as determined by the Board of Directors, to those entitled thereto or issue scrip in registered form, either represented by a certificate or uncertificated, or bearer form over the manual or facsimile signature of an officer of the corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided. Such scrip may be issued subject to the condition that the same shall become void if not exchanged for certificates representing full shares of stock or uncertificated full shares of stock before a specified date, or subject to the condition that the shares of stock for which such scrip are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip, or subject to any other conditions which the Board of Directors may determine.
3.Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.
4.Record Date for Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment or postponement thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (i) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment or postponement thereof, subject to any applicable limitations under the NRS; provided, however, that the Board of Directors may fix a new record date for the adjourned or postponed meeting.
5.Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the corporation’s articles of incorporation (as amended from time to time, the “articles of incorporation”) confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the NRS confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance of, or the certificate of designation relating to, such Preferred Stock.
6.Stockholder Meetings.
Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.
Location. Annual meetings and special meetings shall be held at such physical location (if any), within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such physical location (unless such meeting is to be held solely by means of remote communication), the meeting shall be held at the registered office of the corporation in the State of Nevada. A meeting of stockholders may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. Annual meetings and special meetings may be called by the Board of Directors only.
Notice or Waiver of Notice. Notice of all meetings shall be given, stating the physical location (if any), date, and hour of the meeting, and the means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided or permitted by the NRS (including, without limitation, NRS 78.370(9)), a copy of the notice of any meeting shall be given, personally or by mail or in such other manner as may be permitted by the NRS, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived. If mailed, such notice shall be deemed to be given when deposited, with postage thereof prepaid, in the United States mail directed to the stockholder at such stockholder’s record address or at such other address which such stockholder may have furnished for such purpose in writing to the Secretary of the corporation. In addition, if stockholders have consented to receive notices by a form of electronic transmission, then such notice, by facsimile telecommunication, or by electronic mail, shall be deemed to be given when directed to a number or an electronic mail address, respectively, at which the stockholder has consented to receive notice. If such notice is transmitted by a posting on an electronic network together with separate notice to the stockholder of such specific posting, such notice shall be deemed to be given upon the later of (i) such posting, and (ii) the giving of such separate notice. If such notice is transmitted by any other form of electronic transmission, such notice shall be deemed to be given when directed to the stockholder. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules of the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (the “Exchange Act”). For purposes of these bylaws (as amended from time to time, these “bylaws”), “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form through an automated process. Notice need not be given to any stockholder who submits a written waiver of notice before or after the time stated

therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
Adjournments. Any meeting of stockholders, annual or special, may be adjourned or postponed from time to time, to reconvene at the same or some other physical location (if any), and notice need not be given of any such adjourned meeting if the time, physical location, if any, thereof, and the means of remote communication, if any, thereof are announced at the meeting at which the adjournment is taken. At any adjourned or postponed meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment or postponement is for more than thirty days, or if after the adjournment or postponement a new record date is fixed for the adjourned or postponed meeting, a notice of the adjourned or postponed meeting shall be given to each stockholder of record entitled to vote at the meeting.
Stockholder List. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder of record (as defined in NRS 78.010(1)(k)) and the number of shares of each class of capital stock of the corporation registered in the name of each such stockholder of record. Nothing in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a physical location, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and physical location of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger pursuant to NRS 78.105, the list required by this Section or the books of account and financial statements of the corporation (only if and to the extent required by NRS 78.257), or to vote at any meeting of stockholders.
Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting, the Chairman, if any, the Chief Executive Officer, if any, a Vice Chairman, if any, the President, if any, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman for the meeting shall appoint a secretary of the meeting. The presiding officer shall: call the meeting to order; determine when proxies must be filed with the secretary of the meeting; open the polls, establish the time period for which polls remain open and close the polls; decide who may address the meeting and generally determine the order of business and time for adjournment of the meeting. The presiding officer shall also maintain proper and orderly conduct, and shall take all means reasonably necessary to prevent or cease disruptions, personal attacks or inflammatory remarks at the meeting. In addition to the powers and duties specified herein, the presiding officer shall have the authority to make all other determinations necessary for the order and proper conduct of the meeting.
Proxy Representation. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Such authorization may take any form permitted by the NRS. No proxy shall be voted or acted upon after six months from its date unless such proxy provides for a longer period in accordance with the NRS. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.
Inspectors. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment or postponement thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares of stock outstanding and the voting power of each; determine the shares of stock represented at the meeting and the validity of proxies and ballots; receive, count and tabulate all votes and ballots; determine, and retain for a reasonable period of time a record of the disposition of, any challenges made to their determinations; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector or inspectors may appoint or retain other entities to assist the inspectors in the performance of their duties.
Quorum. Except as the NRS, the articles of incorporation or these bylaws may otherwise provide, the holders of a majority of the votes represented by the outstanding shares of stock entitled to vote, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), shall constitute a quorum at a meeting of stockholders for the transaction of any business; provided, however, that if the articles of incorporation or the NRS provides that voting on a particular action is to be by class, the holders of a majority of the votes, present in person or represented by proxy (regardless of whether the proxy has authority to vote on any matter), represented by the outstanding shares of stock of such class shall constitute a quorum at a meeting of stockholders for the authorization of such action. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, either (i) the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present or represented or (ii) the chairperson of the meeting may on his or her own motion adjourn the meeting from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present and represented, without the approval of the stockholders who are present in person or represented by proxy and entitled to vote and without notice other than announcement at the meeting. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.
Voting. Except as otherwise provided in these bylaws, the articles of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof and the certificate of designation relating thereto, and except as otherwise provided by the NRS, at every meeting of the stockholders, each stockholder entitled to vote at such meeting shall be entitled to the number of votes as specified, and to the extent provided for, in the articles of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof and the certificate of designation relating thereto, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes cast by each class of stock, voting separately as a class, shall elect the directors that such class is authorized to elect as specified, and to the extent provided for, in the articles of incorporation. Any other action shall be authorized by a majority of the votes cast (and for the avoidance of doubt, abstentions or broker non-votes are not “votes cast”) except where the articles of incorporation or the NRS prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the NRS.
Advance Notice of Stockholder Proposals. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the corporation at any meeting of stockholders shall be given to the Secretary of the corporation not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. No additional public announcement or disclosure of the date of any annual meeting of stockholders need be made if the corporation shall have previously disclosed, in these bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not duly been given.
Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented, including the text of any resolutions to be presented for consideration by the stockholders, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder’s name and address, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder, a description of any material interest of such stockholder in the proposal (other than as a stockholder) and a description of all agreements, arrangements and understandings between such stockholder, if any, and any other person or persons (including the names of such persons) in connection with the proposal.
Any stockholder desiring to nominate any person for election as a director of the corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the Commission (“Regulation S-K”), such person’s signed consent to serve as a director of the corporation if elected, all other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including the rules and regulations promulgated thereunder), a representation confirming that such nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K and the primary national stock exchange upon which the corporation’s shares are then listed (including for purposes of membership on the audit and compensation committees of the Board of Directors), any compensation or other material agreements, arrangements understandings or relationships between such director nominee and such stockholder or any other person in connection with the nomination, such stockholder’s name and address and the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder. The corporation may also require any nominee to furnish such other information, including completion of the corporation’s director questionnaire, as it may reasonably request.
Any notice delivered with respect to proposals by stockholders and persons nominated for election as directors by stockholders must also include (a) a representation that the stockholder that submitted the notice is a stockholder of record (as defined in NRS 78.010(1)(k)) of the corporation entitled to vote at such meeting of the corporation on the matter proposed and intends to appear in person at such meeting to propose its nomination or other business and (b) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.
As used herein, (i) shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions), (ii) “derivative instrument” shall mean any security or right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation (including, for the avoidance of doubt, any short interest), and (iii) a meeting is “publicly announced or disclosed” if it is announced in a press release issued by the corporation and distributed by a national news service or disclosed in a document publicly filed by the corporation with the Commission.
ARTICLE II
DIRECTORS
1.Functions and Definitions. The business of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The use of the phrase “whole Board of Directors” herein refers to the total number of directors which the corporation would have if there were no vacancies.
2.Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The number of directors constituting the whole Board of Directors shall be at least three. Subject to the foregoing limitation, the number of directors constituting the whole Board of Directors may be fixed from time to time by action of the Board of Directors only, or, if the number is not fixed, the number shall be 12.
3.Election and Term. Except as may be otherwise specified in the articles of incorporation, directors who are elected or appointed at an annual meeting of stockholders, and directors who are elected or appointed in the interim to fill vacancies and newly created directorships, shall hold office for the term of the class for which such directors shall have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from any removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled as provided in the articles of incorporation.
4.Meeting.
Time. Meetings shall be held at such time as the Board of Directors shall fix.
First Meeting. The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same physical location at which the annual meeting of stockholders is held (if the annual meeting of stockholders is held at a physical location), and no notice of such meeting shall be necessary, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and physical location, if any, as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and physical location, if any, as shall be fixed by the consent in writing of all of the directors.
Location. Meetings, both regular and special, shall be held at such physical location, if any, within or without the State of Nevada as shall be fixed by the Board of Directors. A meeting of the Board of Directors may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. No call shall be required for regular meetings for which the time and physical location, if any, have been fixed. Special meetings may be called by or at the direction of the Chairman, if any, a Vice Chairman, if any, the Chief Executive Officer, or the President, if any, or of a majority of the directors in office.
Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and physical location, if any, have been fixed. Written, oral, electronic or any other mode of notice of the time and physical location, if any, and the means of remote communication, if any, by which directors may be deemed to be present in person and vote at such meeting, shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.
Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Quorum and Action. A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum; provided, however, that such majority shall constitute at least one-third (1/3) of the whole Board of Directors. Any director may participate in a meeting of the Board of Directors by means of remote communication by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and physical location, if any (or alternatively, by means of remote communication). Except as herein otherwise provided, and except as otherwise provided by the NRS or the articles of incorporation, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the NRS and these bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.
Chairman of the Meeting. The Chairman, if any and if present and acting, shall preside at all meetings; otherwise, any other director chosen by the Board of Directors shall preside.
5.Removal of Directors. Any or all of the directors may be removed for cause or without cause by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that so long as the articles of incorporation provides that each class of stock, voting separately as a class, shall elect a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the holders of the class of stock representing not less than two-thirds of the voting power of the issued and outstanding shares of such class of stock entitled to vote, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.
6.Action in Writing. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be (other than any director abstaining in writing pursuant to and in accordance with NRS 78.315(2)), consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
7.Executive Committee.
Powers. The Board of Directors may appoint an Executive Committee of the Board of Directors of the corporation of such number of members as shall be determined from time to time by the Board of Directors. The term of office of each member of the Executive Committee shall be co-extensive with the term of such member’s office as a director. Any member of the Executive Committee who shall cease to be a director of the corporation shall ipso facto cease to be a member of the Executive Committee. A majority of the members of the Executive Committee shall constitute a quorum for the valid transaction of business. The Executive Committee may meet at stated times or on two days’ notice by any member of the Executive Committee to all other members, by delivered letter, by mail, by courier service or by email. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of remote communication shall apply to meetings of the Executive Committee. The provisions of Section 6 of this Article II with respect to action taken by a committee of the Board of Directors without a meeting shall apply to action taken by the Executive Committee. The Executive Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, unless and only to the extent otherwise limited by the NRS. The Executive Committee shall have power to make rules and regulations for the conduct of its business. Vacancies in the membership of the Executive Committee shall be filled by the Board of Directors from among the directors at a regular meeting, or at a special meeting held for that purpose.
Chairman and Secretary. The Executive Committee shall elect from its own members a chairman who shall hold office during the term of such person’s office as a member of the Executive Committee. When present, the chairman shall preside over all meetings of the Executive Committee. The Executive Committee shall also elect a secretary of the Executive Committee who shall attend all meetings of the Executive Committee and keep the minutes of its acts and proceedings. Such secretary shall be a member of the Board of Directors and may, but need not, be a member of the Executive Committee.
Minutes. The Executive Committee shall keep minutes of its acts and proceedings which shall be submitted at the next meeting of the Board of Directors, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.
Meetings. The Executive Committee may hold meetings, both regular and special, at a physical location, if any, either within or without the State of Nevada, as shall be set forth in the Notice of the Meeting or in a duly executed Waiver of Notice thereof. A meeting of the Executive Committee may be held solely by means of remote communication as may be designated by the members of the committee from time to time, subject to any limitations or prescriptions relating thereto prescribed by the Board of Directors.
8.Other Committees. The Board of Directors may from time to time, by resolution adopted by affirmative vote of a majority of the whole Board of Directors, appoint other committees of the Board of Directors which shall have such powers and duties as the Board of Directors may properly determine. No such other committee of the Board of Directors shall be composed of fewer than two directors; provided, however, that if a committee appointed by the Board of Directors is initially composed of two or more directors and one or more of such directors are no longer able to serve on the committee due to death, disability, incapacity, resignation from the Board of Directors or failure to meet the qualifications for service on the relevant committee, the committee may continue its appointment with the powers and duties delegated to it by the Board of Directors with less than two directors, unless the Board of Directors determines otherwise. Meetings of such committees of the Board of Directors may be held at any physical location, if any, within or without the State of Nevada, from time to time designated by the Board of Directors or the committee in question. A meeting of a committee of the Board of Directors may be held solely by means of remote communication as may be designated by the members of the committee from time to time, subject to any limitations or prescriptions relating thereto prescribed by the Board of Directors. Such committees may meet at stated times or on two days’ notice by any member of such committee to all other members, by delivered letter, by mail, by courier service or by email. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the members then serving on such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of remote communication shall apply to meetings of such other committees.

ARTICLE III
OFFICERS
1.Officers. The directors shall elect the officers required by the NRS, and may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President” or “Senior Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine. Any number of offices may be held by the same person.
2.Term of Office; Removal. Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor has been elected and qualified. The Board of Directors may remove any officer for cause or without cause.
3.Authority and Duties. All officers, as between themselves and the corporation, shall have such authority and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by these bylaws, or, to the extent not so provided, by the Board of Directors. The Board of Directors may delegate to the Chairman or to the Chief Executive Officer the power and authority to define the authority and duties of any or all of the other officers of the corporation.
4.The Chairman. The Chairman, if any, shall preside at all meetings of the Board of Directors; otherwise, any other director chosen by the Board of Directors shall preside. The Chairman, if any, shall have such additional duties as the Board of Directors may prescribe. As used in these bylaws, the term “Chairman” means the Executive Chairman, if any.
ARTICLE IV
VOTING OF STOCK IN OTHER COMPANIES
Unless otherwise ordered by the Board of Directors, the Chairman, the Chief Executive Officer, a Vice Chairman, the President, a Vice President, the Secretary or the Treasurer shall have full power and authority on behalf of the corporation to attend and to act and vote at any meetings of stockholders of any corporation, or to execute written consents as a stockholder of any corporation, in which the corporation may hold stock and at any such meeting, or in connection with any such consent, shall possess and exercise any and all of the rights and powers incident to the ownership of such stock which as the owner thereof the corporation might have possessed and exercised if present or any of the foregoing officers of the corporation may in his or her discretion give a proxy or proxies in the name of the corporation to any other person or persons, who may vote said stock, execute any written consent, and exercise any and all other rights in regard to it here accorded to the officers. The Board of Directors by resolution from time to time may limit or curtail such power. The officers named above shall have the same powers with respect to entities which are not corporations.
ARTICLE V
CORPORATE SEAL AND CORPORATE BOOKS
The corporate seal, if any, shall be in such form as the Board of Directors shall prescribe.
The books of the corporation may be kept within or without the State of Nevada, at such physical location(s) as the Board of Directors may, from time to time, determine.

ARTICLE VI
FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VII
AMENDMENTS TO BYLAWS
In furtherance and not in limitation of the powers conferred by the NRS and the articles of incorporation, the Board of Directors is expressly authorized to make, alter, amend or repeal these bylaws and to adopt any new bylaws; provided that the bylaws also may be amended or repealed in any respect, and any new bylaw may be adopted, in each case by the affirmative vote of the holders of a majority of the voting power of the outstanding stock of the corporation entitled to vote in the election of directors.
ARTICLE VIII
INDEMNIFICATION
A.The corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (including as a manager of a limited liability company), including service with respect to employee benefit plans, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502 and 78.751), as the same exists or may hereafter be amended or supplemented (but, in the case of any such amendment or supplement, only to the extent that such amendment or supplement permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment or supplement), or by any successor thereto, from and against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the NRS Law so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.
B.The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of the articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

C.The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the NRS.
ARTICLE IX
INAPPLICABILITY OF CONTROLLING INTEREST STATUTES
Notwithstanding any other provision in these bylaws to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the corporation shall not apply to the corporation or to any acquisition of any shares of the corporation’s capital stock.

ARTICLE X
FORUM SELECTION
A.To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction, any other state court located within the State of Nevada) shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative (a) brought in the name or right of the corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any current or former director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders, (c) any internal action (as defined in NRS 78.046) including any action asserting a claim against the corporation arising pursuant to any provision of NRS Chapters 78 or 92A, the articles of incorporation or these bylaws, any agreement entered into pursuant to NRS 78.365 or as to which the NRS confers jurisdiction on the district court of the State of Nevada, (d) to interpret, apply, enforce or determine the validity of the articles of incorporation or these bylaws or (e) asserting a claim governed by the internal affairs doctrine.

B.To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for any claim arising under the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation promulgated thereunder (in each case, as amended from time to time); provided, however, that if the foregoing provisions of this Section 10(B) are, or the application of such provisions to any person or any circumstance is, illegal, invalid or unenforceable, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive state court forum for any claim arising under the Securities Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time).

C.Notwithstanding anything to the contrary in these bylaws, the foregoing provisions of this Section 10 shall not apply to any claim seeking to enforce any liability, obligation or duty created by the Exchange Act or any rule or regulation promulgated thereunder (in each case, as amended from time to time) or any other claim for which the federal courts have exclusive jurisdiction to the extent such application would be contrary to law.
*    *    *    *

ANNEX F-1 — DELAWARE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MSG ENTERTAINMENT SPINCO, INC.
Pursuant to Sections 242 and 245 of
The General Corporation Law of the State of Delaware
MSG Entertainment Spinco, Inc., a Delaware corporation, hereby certifies as follows:
1.    The name of the corporation is MSG Entertainment Spinco, Inc. The date of filing of its original certificate of incorporation with the Secretary of State of the State of Delaware was November 21, 2019.
2.    This restated certificate of incorporation amends, restates and integrates the provisions of the certificate of incorporation of said corporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by written consent of the holder of all of the outstanding stock entitled to vote thereon and all of the outstanding stock of each class entitled to vote thereon as a class in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
3.    The text of the certificate of incorporation is hereby amended and restated to read herein as set forth in full:
“AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
FIRST. The name of this corporation (hereinafter called the “Corporation”) is Madison Square Garden Entertainment Corp.
SECOND. The name and address, including street, number, city and county, of the registered office and registered agent for service of process of the Corporation in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, 19808.
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THIRD. The nature of the business and of the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
FOURTH. The aggregate number of shares of capital stock which the Corporation shall have authority to issue shall be 165,000,000 shares, which shall be divided into the following classes:
(a)    120,000,000 shares shall be of a class designated Class A common stock, par value $0.01 per share (“Class A Common Stock”);
(b)    30,000,000 shares shall be of a class designated Class B common stock, par value $0.01 per share (“Class B Common Stock” and together with Class A Common Stock, “Common Stock”);
(c)    15,000,000 shares shall be of a class designated preferred stock, par value $0.01 per share (“Preferred Stock”).
This Amended and Restated Certificate of Incorporation shall become effective at 11:59 p.m. on April 17, 2020 (the “Effective Time”). At the Effective Time, the shares of common stock, par value $0.01 per share, of the Corporation (“Old Common Stock”), in the aggregate outstanding immediately prior to the Effective Time shall automatically be reclassified as and converted into an aggregate of 19,461,991 shares of Class A Common Stock and 4,529,517 shares of Class B Common Stock. From and after the Effective Time, certificates that previously represented shares of Old Common Stock (if any) shall, until the same are presented for exchange, represent the number of shares of Class A Common Stock and Class B Common Stock into which such shares of Old Common Stock were reclassified and converted pursuant hereto.
The following is a statement of (a) the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Common Stock, and (b) the authority expressly vested in the Board of Directors hereunder with respect to the issuance of any series of Preferred Stock:
A.Common Stock.
I.Priority of Preferred Stock.
Each of the Class A Common Stock and Class B Common Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any Certificates of Designations filed with respect to any series of Preferred Stock pursuant to authority expressly
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granted to and vested in the Board of Directors by the provisions of Section B of this Article FOURTH.
II.Dividends.
Subject to (a) any other provisions of this Certificate of Incorporation including, without limitation, Section A.V of this Article FOURTH, and (b) the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided that, subject to Section A.V of this Article, the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property, unless, simultaneously, the same dividend is paid with respect to each share of Class A Common Stock and Class B Common Stock.
III.Voting.
(a)Except as otherwise required (i) by statute, (ii) pursuant to the provisions of this Certificate of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, the holders of Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the Corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the Corporation.
Except in the election of directors of the Corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this Section III) and as otherwise required (i) by statute, (ii) pursuant to the provisions of this Certificate of Incorporation, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any series of Preferred Stock, the holders of Common Stock shall vote together as a single class; provided, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (1) the authorization or issuance of any additional shares of Class B Common Stock and (2) any amendment, alteration or repeal of any of the provisions of this Certificate of Incorporation which adversely affects the powers, preferences or rights of Class B Common Stock. Except as provided in the previous sentence, the number of authorized shares of any class of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of the majority of the stock of the Corporation entitled to vote.
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(b)With respect to the election of directors:
(i)If on the record date for notice of any meeting of stockholders of the Corporation at which directors are to be elected by the holders of Common Stock (the “Common Stock Directors”), the aggregate number of outstanding shares of Class A Common Stock is at least 10% of the total aggregate number of outstanding shares of Common Stock, holders of Class A Common Stock shall vote together as a separate class and shall be entitled to elect 25% of the total number of Common Stock Directors; provided, that if such 25% is not a whole number, then the holders of Class A Common Stock, voting together as a separate class, shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of the Common Stock Directors. Subject to subsection (iii) of this Section III(b), holders of Class B Common Stock shall vote together as a separate class to elect the remaining Common Stock Directors;
(ii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class A Common Stock is less than 10% of the total aggregate number of outstanding shares of Common Stock, the holders of Common Stock shall vote together as a single class with respect to the election of the Common Stock Directors and the holders of Class A Common Stock, voting together as a separate class, shall not have the right to elect 25% of the Common Stock Directors, but shall have one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock shall be entitled to ten (10) votes per share for all Common Stock Directors; and
(iii)If on the record date for notice of any meeting of stockholders of the Corporation at which Common Stock Directors are to be elected, the aggregate number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total aggregate number of outstanding shares of Common Stock, then the holders of Class A Common Stock, voting together as a separate class, shall continue to elect a number of directors equal to 25% of the total number of Common Stock Directors (or the next highest whole number) in accordance with subsection (b)(i) of this Section III and, in addition, shall vote together with the holders of Class B Common Stock, as a single class, to elect the remaining Common Stock Directors, with the holders of Class A Common Stock entitled to one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all Common Stock Directors.
(c)Any vacancy in the office of a Common Stock Director elected by the holders of Class A Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class A Common Stock voting as a separate class, and any vacancy in the office of a Common Stock Director
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elected by the holders of Class B Common Stock voting as a separate class during the term for which such Common Stock Director was elected shall be filled by a vote of holders of Class B Common Stock voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a Common Stock Director elected by either class during the term for which such Common Stock Director was elected, such vacancy may be filled by the remaining directors of such class. Except as provided in the foregoing sentence, any vacancy on the Board of Directors may be filled by a vote of holders of Class A Common Stock or the Common Stock Directors elected thereby if the number of Common Stock Directors elected thereby is then less than 25% of the total number of Common Stock Directors, and otherwise may be filled by a vote of holders of Class B Common Stock or the Common Stock Directors elected thereby; provided, that in each case at the time of the filling of such vacancy, the holders of such class of stock were then entitled to elect directors to the Board of Directors by class vote. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders (at which time such person’s term shall expire) and until such person’s successor has been duly elected and qualified. If the Board of Directors increases the number of directors in accordance with Article FIFTH of this Certificate of Incorporation, any newly created directorship may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section III in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of Common Stock Directors, (i) the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of (1) Common Stock Directors elected by the holders of Class A Common Stock, (2) persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock or (3) persons appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock and (ii) each person filling a newly-created directorship is designated either (x) as a Common Stock Director to be elected by holders of Class A Common Stock and is appointed by Common Stock Directors elected by holders of Class A Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by holders of Class A Common Stock or (y) as a Common Stock Director to be elected by holders of Class B Common Stock and is appointed by Common Stock Directors elected by holders of Class B Common Stock or persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class B Common Stock.
(d)Notwithstanding anything in this Section III to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to this Certificate of Incorporation or applicable laws, the holders of Common Stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.
(e)Wherever any provision of this Certificate of Incorporation or the by-laws of the Corporation sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the
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stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.
(f)From and after the date on which The Madison Square Garden Company (to be renamed Madison Square Garden Sports Corp. effective as of the Effective Time, and referred to herein as “MSG Sports”) first distributes to its stockholders shares of Class A Common Stock and Class B Common Stock pursuant to the Distribution Agreement, dated as of March 31, 2020, between the Corporation and MSG Sports, no action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior notice and without a vote, and the power of the stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. Notwithstanding this clause (f), the holders of any series of Preferred Stock of the Corporation shall be entitled to take action by written consent to such extent, if any, as may be provided in the terms of such series.
IV.Conversion Rights.
(a)Subject to the terms and conditions of this Article FOURTH, each share of Class B Common Stock shall be convertible at any time and from time to time, at the option of the holder thereof, at the office of any transfer agent for such Class B Common Stock and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail to so designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and non-assessable share of Class A Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion; provided, that the foregoing shall not affect the right of any holder of Class B Common Stock on the record date for any dividend to receive payment of such dividend. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he or she shall surrender the certificate or certificates (if any) for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), or, if the shares to be converted are uncertificated, shall deliver an appropriate instrument or instruction to the office of said transfer agent (or other place as provided above), and, in either case, shall give written notice to the Corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he or she desires the shares of Class A Common Stock to be issued. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the Corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she
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shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor, if any, and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The Corporation will as soon as practicable thereafter, (i) if the applicable shares of Class A Common Stock are certificated, issue a certificate or certificates for the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and, if less than all of the shares of Class B Common Stock represented by any one certificate are to be converted, issue a new certificate representing the shares of Class B Common Stock not converted, and deliver such certificates at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees, or (ii) if the applicable shares of Class A Common Stock are uncertificated, issue the number of full shares of Class A Common Stock to which he or she shall be entitled as aforesaid and deliver a notice of issuance of the uncertificated shares or other evidence of shares held in book-entry form at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his or her nominee or nominees. Subject to the provisions of subsection (c) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the certificates, if any, or an appropriate instrument or instruction, if applicable, with respect to the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, shares of Class B Common Stock so converted will be canceled and retired by the Corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the Corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.
(b)The issuance of shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such shares are to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or that no such tax is due.
(c)The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.
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(d)The Corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock will, upon issue, be fully paid and non-assessable and not entitled to any preemptive rights.
V.Securities Distributions.
(a)The Corporation may declare and pay a dividend or distribution consisting of shares of Class A Common Stock, Class B Common Stock or any other securities of the Corporation or any other person (hereinafter sometimes called a “share distribution”) to holders of one or more classes of Common Stock only in accordance with the provisions of this Section V.
(b)If at any time a share distribution is to be made with respect to Class A Common Stock or Class B Common Stock, such share distribution may be declared and paid only as follows:
(i)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities (as defined below) convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and Class B Common Stock, on an equal per share basis;
(ii)a share distribution consisting of shares of Class A Common Stock (or Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock) to holders of Class A Common Stock and, on an equal per share basis, shares of Class B Common Stock (or like Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock) to holders of Class B Common Stock; and
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(iii)a share distribution consisting of any class or series of securities of the Corporation or any other person other than as described in clauses (i) and (ii) of this subsection (a) of this Section V, either (1) on the basis of a distribution of identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock or (2) on the basis of a distribution of one class or series of securities to holders of Class A Common Stock and another class or series of securities to holders of Class B Common Stock; provided, that the securities so distributed (and, if the distribution consists of Convertible Securities, the securities into which such Convertible Securities are convertible or for which they are exercisable or exchangeable) do not differ in any respect other than differences in their rights (other than voting rights) consistent in all material respects with the differences between the Class A Common Stock and the Class B Common Stock and difference in their relative voting rights, with holders of shares of Class B Common Stock receiving the class or series having the higher relative voting rights (without regard to whether such voting rights differ to a greater or lesser extent than the corresponding differences in the voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH); provided, that if the securities so distributed constitute capital stock of a subsidiary of the Corporation, such voting rights shall not differ to a greater extent than the corresponding differences in voting rights of the Class A Common Stock and the Class B Common Stock provided in Section A.III of this Article FOURTH, and provided in each case that such distribution is otherwise made on an equal per share basis, as determined by the Board of Directors in its sole discretion.
For purposes of this Certificate of Incorporation, “Convertible Securities” shall mean any securities of the Corporation (other than any class of Common Stock) or any subsidiary thereof that are convertible into, exchangeable for or evidence the right to purchase any shares of any class of Common Stock, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.
VI.Liquidation Rights.
In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and after payment in full of the amounts to be paid to holders of Preferred Stock as set forth in any Certificates of Designations filed with respect thereto, the remaining assets and funds of the Corporation shall be divided among, and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes of this Section VI, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
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VII.Reclassifications, Etc.
Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of Common Stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.
VIII.Mergers, Consolidations, Etc.
In any merger, consolidation or business combination of the Corporation with or into another corporation, whether or not the Corporation is the surviving corporation, the consideration per share to be received by holders of Class A Common Stock and Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of Common Stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
IX.Rights and Warrants.
In case the Corporation shall issue rights or warrants to purchase shares of capital stock of the Corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of Class A Common Stock and Class B Common Stock must be identical to that received by holders of the other class of Common Stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.
B.Preferred Stock.
I.Issuance.
Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a Certificate or Certificates of Designations providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided.
II.Powers of the Board of Directors.
Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Preferred Stock, and with respect to each series to set forth in a Certificate or Certificates of Designations provisions with respect to the issuance of such series, the powers, designations, preferences and relative, participating, optional or other special rights,
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and qualifications, limitations or restrictions thereof of the shares of each series of Preferred Stock, including without limitation the following:
(a)The maximum number of shares to constitute such series and the distinctive designation thereof;
(b)Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;
(c)The dividend rate (or method of determining such rate), if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;
(d)Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;
(e)The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;
(f)Whether or not the Corporation has an obligation to purchase or redeem shares of such series pursuant to the operation of a retirement or sinking fund or otherwise, and, if so, the prices at which, periods within which and terms or conditions upon which, the shares of such series shall be purchased or redeemed;
(g)Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;
(h)The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of the Class A Common Stock, the Class B Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation;
(i)The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and
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(j)Any other preference and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.
III.Ranking.
All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section B.II of this Article FOURTH; and all shares of Preferred Stock shall rank senior to the Common Stock both as to dividends and upon liquidation.
IV.Liquidation Rights.
Except as shall be otherwise stated and expressed in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. Except as aforesaid, if, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section IV, a consolidation or merger of the Corporation with one or more other corporations or business entities shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.
V.Voting.
Except as shall be otherwise stated and expressed herein or in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to the issuance of any series of Preferred Stock and except as otherwise required by the laws of the State of Delaware, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.
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FIFTH. The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in its Board of Directors. The number of directors of the Corporation shall be fixed by the by-laws of the Corporation and may be altered from time to time as provided therein. A director shall be elected to hold office until the expiration of the term for which such person is elected (which shall expire at the next annual meeting of stockholders after such person’s election), and until such person’s successor shall be duly elected and qualified.
SIXTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on this corporation.
SEVENTH. The power to make, alter, or repeal the by-laws, and to adopt any new by-law, shall be vested in the Board of Directors and the stockholders entitled to vote in the election of directors.
EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.
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No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this paragraph shall not eliminate or limit the liability of a director (A) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived an improper personal benefit.
No amendment, modification or repeal of this Article EIGHTH shall adversely affect any right or protection of a person that exists at the time of such amendment, modification or repeal.
NINTH. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director’s or officer’s votes are counted for such purpose, if:
A.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
B.The material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
C.The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
TENTH.
A.Certain Acknowledgements; Definitions.
It is recognized that (a) certain directors and officers of the Corporation and its subsidiaries (the “Overlap Persons”) have served and may serve as directors, officers, employees
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and agents of MSG Sports, MSG Networks Inc. and AMC Networks Inc. and their respective subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation and its subsidiaries, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation or its subsidiaries may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service as directors or officers of the Corporation and its subsidiaries of Overlap Persons, and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in this Article TENTH in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of this Article TENTH will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. Any person purchasing or otherwise acquiring any shares of capital stock of the Corporation, or any interest therein, will be deemed to have notice of and to have consented to the provisions of this Article TENTH. References in this Article TENTH to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.
B.Duties of Directors and Officers Regarding Potential Business Opportunities; Renunciation of Interest in Potential Business Opportunities.
The Corporation hereby renounces, on behalf of itself and its subsidiaries, to the fullest extent permitted by law, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation or any of its subsidiaries, in which the Corporation or any of its subsidiaries could, but for the provisions of this Article TENTH, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to any of its subsidiaries or to give any notice to the Corporation or to any of its subsidiaries regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for
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any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and/or its subsidiaries, on the one hand, and such Other Entity, on the other hand, the Corporation and its subsidiaries shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) or (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to a theatrical or arena venue with a seating capacity of greater than 1,000; provided, that the Corporation or any of its subsidiaries is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the event the Corporation’s board of directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons shall be free to refer such Restricted Potential Business Opportunity to an Other Entity.

C.Certain Agreements and Transactions Permitted.
No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation and/or any of its subsidiaries, on the one hand, and an Other Entity, on the other hand, before the Corporation ceased to be a direct, wholly-owned subsidiary of MSG Sports shall be void or voidable or be considered unfair to the Corporation or any of its subsidiaries solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, or the board of directors, or committee thereof, of any subsidiary of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform, and cause or permit any of its subsidiaries to enter into and perform, one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation, any subsidiary of the Corporation or an Other Entity, shall be
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considered contrary to any fiduciary duty owed to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) by any director or officer of the Corporation (or by any director or officer of any subsidiary of the Corporation) who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any subsidiary of the Corporation, or to any stockholder of the Corporation or any of its subsidiaries) to refrain from acting on behalf of the Corporation, any subsidiary of the Corporation or an Other Entity in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation or any subsidiary of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and its subsidiaries, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its subsidiaries or any of their respective stockholders, and not to have derived an improper personal benefit therefrom.
D.Amendment of Article TENTH.
No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of this Article TENTH will have any effect upon (a) any agreement between the Corporation or a subsidiary thereof and any Other Entity, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation or a subsidiary thereof and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation or any subsidiary thereof and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation or any subsidiary of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).”
F-1-17

IN WITNESS WHEREOF, MSG ENTERTAINMENT SPINCO, INC. has caused this certificate to be signed by Philip D’Ambrosio, its Interim Chief Financial Officer, Treasurer and Secretary, on the 17th day of April, 2020.

MSG ENTERTAINMENT SPINCO, INC.

By: /s/ Philip D’Ambrosio
Name: Philip D’Ambrosio Title: Interim Chief Financial Officer, Treasurer and Secretary

F-1-18

ANNEX F-2 — DELAWARE CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MADISON SQUARE GARDEN ENTERTAINMENT CORP.
Pursuant to Section 242 of
The General Corporation Law of the State of Delaware
Madison Square Garden Entertainment Corp., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), hereby certifies as follows:
1.Article FIRST of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:
 “FIRST. The name of this corporation (hereinafter called the “Corporation”) is Sphere Entertainment Co.”
2.This Certificate of Amendment of Amended and Restated Certificate of Incorporation shall become effective at 11:59 p.m. on April 20, 2023.
3.This Certificate of Amendment of Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

F-2-1

    IN WITNESS WHEREOF, Madison Square Garden Entertainment Corp. has caused this certificate to be signed by Gautam Ranji, its Senior Vice President and Finance, on the 20th day of April, 2023.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
By:	/s/ Gautam Ranji
	Name:	Gautam Ranji
	Title:	Senior Vice President, Finance

[Signature page to Certificate of Amendment of A&R Certificate of Incorporation of
Madison Square Garden Entertainment Corp.]

ANNEX G — DELAWARE AMENDED AND RESTATED BYLAWS

AMENDED BY-LAWS

OF

SPHERE ENTERTAINMENT CO.
(A DELAWARE CORPORATION)

AMENDED APRIL 20, 2023

TABLE OF CONTENTS
Page
Article I Stockholders    G-3
1.    Certificates; Uncertificated Shares    G-3
2.    Fractional Share Interests    G-3
3.    Stock Transfers    G-4
4.    Record Date for Stockholders    G-4
5.    Meaning of Certain Terms    G-4
6.    Stockholder Meetings    G-4
Article II Directors    G-8
1.    Functions and Definitions    G-8
2.    Qualifications and Number    G-9
3.    Election and Term    G-9
4.    Meeting    G-9
5.    Removal of Directors    G-10
6.    Action in Writing    G-10
7.    Executive Committee    G-10
8.    Other Committees    G-11
Article III Officers    G-11
1.    Officers    G-11
2.    Term of Office; Removal    G-11
3.    Authority and Duties    G-11
4.    The Chairman    G-11
Article IV Voting of Stock in Other Companies    G-12
Article V Corporate Seal and Corporate Books    G-12
Article VI Fiscal Year    G-12
Article VII Control Over By-Laws    G-12
Article VIII Indemnification    G-12

AMENDED BY-LAWS
OF
SPHERE ENTERTAINMENT CO.
(A DELAWARE CORPORATION)
ARTICLE I
STOCKHOLDERS
1. Certificates; Uncertificated Shares. The shares of stock in the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, to the extent, if any, required by applicable law, every holder of stock in the corporation represented by a certificate shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman, the Chief Executive Officer or Vice Chairman, if any, or by the President, if any, or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation certifying the number of shares owned by him in the corporation. If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.
    Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware (the “General Corporation Law”). Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.
2. Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. In lieu thereof it shall either pay in cash the fair value of fractions of a share, as determined by the Board of Directors, to those entitled thereto or issue scrip or fractional warrants in registered form, either represented by a certificate or uncertificated, or bearer form over the manual or facsimile signature of an officer of the corporation or of its agent, exchangeable as therein provided for full shares, but such scrip or fractional warrants shall not entitle the holder to any rights of a stockholder except as therein provided. Such scrip or fractional warrants may be issued subject to the condition that the same shall become void if not exchanged for certificates representing full shares of stock or uncertificated full shares of stock before a specified date, or subject to the condition that the shares of stock for which such scrip or fractional warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of such scrip or fractional warrants, or subject to any other conditions which the Board of Directors may determine.
3. Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.
4. Record Date for Stockholders. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
5. Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the corporation’s certificate of incorporation, as amended (the “certificate of incorporation”) confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.
6. Stockholder Meetings.
Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.
Place. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware. A meeting of stockholders may be held solely by means of remote communication, as may be designated by the directors from time to time.
Call. Annual meetings and special meetings may be called by the Board of Directors only.
Notice or Waiver of Notice. Notice of all meetings shall be given, stating the place (if any), date, and hour of the meeting, and the means of remote communication (if any) by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail or in such other manner as may be permitted by the General Corporation Law, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived. If mailed, such notice shall be deemed to be given when deposited, with postage thereof prepaid, in the United States mail directed to the stockholder at such stockholder’s record address or at such other address which such stockholder may have furnished for such purpose in writing to the Secretary of the corporation. In addition, if stockholders have consented to receive notices by a form of electronic transmission, then such notice, by facsimile telecommunication, or by electronic mail, shall be deemed to be given when directed to a number or an electronic mail address, respectively, at which the stockholder has consented to receive notice. If such notice is transmitted by a posting on an electronic network together with separate notice to the stockholder of such specific posting, such notice shall be deemed to be given upon the later of (i) such posting, and (ii) the giving of such separate notice. If such notice is transmitted by any other form of electronic transmission, such notice shall be deemed to be given when directed to the stockholder. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules of the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the General Corporation Law. For purposes of these by-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form through an automated process. Notice need not be given to any stockholder who submits a written waiver of notice before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
Stockholder List. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of each class of capital stock of the corporation registered in the name of each stockholder. Nothing in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.
Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order or seniority and if present and acting, the Chairman, if any, the Chief Executive Officer, if any, a Vice Chairman, if any, the President, if any, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his or her absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the chairman for the meeting shall appoint a secretary of the meeting. The presiding officer shall: call the meeting to order; determine when proxies must be filed with the secretary of the meeting; open the polls, establish the time period for which polls remain open and close the polls; decide who may address the meeting and generally determine the order of business and time for adjournment of the meeting. The presiding officer shall also maintain proper and orderly conduct, and shall take all means reasonably necessary to prevent or cease disruptions, personal attacks or inflammatory remarks at the meeting. In addition to the powers and duties specified herein, the presiding officer shall have the authority to make all other determinations necessary for the order and proper conduct of the meeting.
Proxy Representation. Every stockholder may authorize another person or persons to act for such stockholder by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting or voting or participating at a meeting. Such authorization may take any form permitted by the General Corporation Law. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.
Inspectors. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting or any adjournment thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares of stock outstanding and the voting power of each; determine the shares of stock represented at the meeting and the validity of proxies and ballots; receive, count and tabulate all votes and ballots; determine, and retain for a reasonable period of time a record of the disposition of, any challenges made to their determinations; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspector or inspectors may appoint or retain other entities to assist the inspectors in the performance of their duties.
Quorum. Except as the General Corporation Law, the certificate of incorporation or these by-laws may otherwise provide, the holders of a majority of the votes represented by the outstanding shares of stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders for the transaction of any business; provided, however, that if the certificate of incorporation or the General Corporation Law provides that voting on a particular action is to be by class, the holders of a majority of the votes, present in person or represented by proxy, represented by the outstanding shares of stock of such class shall constitute a quorum at a meeting of stockholders for the authorization of such action. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, either (i) the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present or represented or (ii), the Chairperson of the meeting may on his or her own motion adjourn the meeting from time to time in the manner provided above in this Section 6 until a quorum of such class shall be so present and represented, without the approval of the stockholders who are present in person or represented by proxy and entitled to vote and without notice other than announcement at the meeting. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.
Voting. Except as otherwise provided in these by-laws, the certificate of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof, and except as otherwise provided by the General Corporation Law, at every meeting of the stockholders, each stockholder entitled to vote at such meeting shall be entitled to the number of votes as specified, and to the extent provided for, in the certificate of incorporation or, with respect to Preferred Stock, the resolution or resolutions of the Board of Directors providing for the issuance thereof, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes cast by each class of stock, voting separately as a class, shall elect the directors that such class is authorized to elect as specified, and to the extent provided for, in the certificate of incorporation. Any other action shall be authorized by a majority of the votes cast except where the certificate of incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law.
Advance Notice of Stockholder Proposals. At any annual or special meeting of stockholders, proposals by stockholders and persons nominated for election as directors by stockholders shall be considered only if advance notice thereof has been timely given as provided herein. Notice of any proposal to be presented by any stockholder or of the name of any person to be nominated by any stockholder for election as a director of the corporation at any meeting of stockholders shall be given to the Secretary of the corporation not less than 60 nor more than 90 days prior to the date of the meeting; provided, however, that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice shall be given not more than ten days after such date is first so announced or disclosed. No additional public announcement or disclosure of the date of any annual meeting of stockholders need be made if the corporation shall have previously disclosed, in these by-laws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. The person presiding at the meeting shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.
Any stockholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented, including the text of any resolutions to be presented for consideration by the stockholders, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder’s name and address, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder, a description of any material interest of such stockholder in the proposal (other than as a stockholder) and a description of all agreements, arrangements and understandings between such stockholder, if any, and any other person or persons (including the names of such persons) in connection with the proposal.
Any stockholder desiring to nominate any person for election as a director of the corporation shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the Commission (“Regulation S-K”), such person’s signed consent to serve as a director of the corporation if elected, all other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (including the rules and regulations promulgated thereunder), a representation confirming that such nominee is eligible for consideration as an independent director under the relevant standards contemplated by Item 407(a) of Regulation S-K and the primary national stock exchange upon which the corporation’s shares are then listed (including for purposes of membership on the audit and compensation committees of the Board of Directors), any compensation or other material agreements, arrangements understandings or relationships between such director nominee and such stockholder or any other person in connection with the nomination, such stockholder’s name and address and the number and class of all shares of each class of stock of the corporation and each derivative instrument beneficially owned by such stockholder. The corporation may also require any nominee to furnish such other information, including completion of the corporation’s director questionnaire, as it may reasonably request.
Any notice delivered with respect to proposals by stockholders and persons nominated for election as directors by stockholders must also include (a) a representation that the stockholder that submitted the notice is a holder of record of stock of the corporation entitled to vote at such meeting of the corporation on the matter proposed and intends to appear in person at such meeting to propose its nomination or other business and (b) if the stockholder intends to solicit proxies in support of such stockholder’s proposal, a representation to that effect.
As used herein, (i) shares “beneficially owned” shall mean all shares as to which such person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares as to which such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions), (ii) “derivative instrument” shall mean any security or right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation (including, for the avoidance of doubt, any short interest), and (iii) a meeting is “publicly announced or disclosed” if it is announced in a press release issued by the corporation and distributed by a national news service or disclosed in a document publicly filed by the corporation with the Commission.
ARTICLE II
DIRECTORS
1. Functions and Definitions. The business of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The use of the phrase “whole Board of Directors” herein refers to the total number of directors which the corporation would have if there were no vacancies.

2. Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The initial Board of Directors shall consist of 12 persons. Thereafter the number of directors constituting the whole Board of Directors shall be at least three. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the Board of Directors only, or, if the number is not fixed, the number shall be 12.
3. Election and Term. The first Board of Directors shall be elected by the incorporator and shall hold office until the next election of the class for which such directors have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Except as may be otherwise specified in the certificate of incorporation, directors who are elected or appointed at an annual meeting of stockholders, and directors who are elected or appointed in the interim to fill vacancies and newly created directorships, shall hold office for the term of the class for which such directors shall have been chosen and until their successors have been elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled as provided in the certificate of incorporation.
4. Meeting.
Time. Meetings shall be held at such time as the Board of Directors shall fix.
First Meeting. The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same place at which the annual meeting of stockholders is held, and no notice of such meeting shall be necessary, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.
Place. Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board of Directors.
Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman, if any, a Vice Chairman, if any, the Chief Executive Officer, or the President, if any, or of a majority of the directors in office.
Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, electronic or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.
Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Quorum and Action. A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum; provided, however, that such majority shall constitute at least one-third (1/3) of the whole Board of Directors. Any director may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law or the certificate of incorporation, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these by-laws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.
Chairman of the Meeting. The Chairman, if any and if present and acting, shall preside at all meetings; otherwise, any other director chosen by the Board of Directors shall preside.
5. Removal of Directors. Any or all of the directors may be removed for cause or without cause by the stockholders; provided, however, that so long as the certificate of incorporation provides that each class of stock, voting separately as a class, shall elect a certain percentage of directors, a director may be removed without cause by stockholders only by the vote of the class of stock, voting separately as a class, that either elected such director or elected the predecessor of such director whose position was filled by such director due to the predecessor director’s death, resignation or removal.
6. Action in Writing. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
7. Executive Committee.
Powers. The Board of Directors may appoint an Executive Committee of the Board of Directors of the corporation of such number of members as shall be determined from time to time by the Board of Directors. The term of office of each member of the Executive Committee shall be co- extensive with the term of such member’s office as director. Any member of the Executive Committee who shall cease to be a director of the corporation shall ipso facto cease to be a member of the Executive Committee. A majority of the members of the Executive Committee shall constitute a quorum for the valid transaction of business. The Executive Committee may meet at stated times or on two days’ notice by any member of the Executive Committee to all other members, by delivered letter, by mail, by courier service or by email. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of a conference telephone or similar communications equipment shall apply to meetings of the Executive Committee. The provisions of Section 6 of this Article II with respect to action taken by a committee of the Board of Directors without a meeting shall apply to action taken by the Executive Committee. The Executive Committee shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, except as limited by the General Corporation Law. The Executive Committee shall have power to make rules and regulations for the conduct of its business. Vacancies in the membership of the Executive Committee shall be filled by the Board of Directors from among the directors at a regular meeting, or at a special meeting held for that purpose.
Chairman and Secretary. The Executive Committee shall elect from its own members a chairman who shall hold office during the term of such person’s office as a member of the Executive Committee. When present, the chairman shall preside over all meetings of the Executive Committee. The Executive Committee shall also elect a secretary of the Executive Committee who shall attend all meetings of the Executive Committee and keep the minutes of its acts and proceedings. Such secretary shall be a member of the Board of Directors and may, but need not, be a member of the Executive Committee.
Minutes. The Executive Committee shall keep minutes of its acts and proceedings which shall be submitted at the next meeting of the Board of Directors, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.
Meetings. The Executive Committee may hold meetings, both regular and special, either within or without the State of Delaware, as shall be set forth in the Notice of the Meeting or in a duly executed Waiver of Notice thereof.
8. Other Committees. The Board of Directors may from time to time, by resolution adopted by affirmative vote of a majority of the whole Board of Directors, appoint other committees of the Board of Directors which shall have such powers and duties as the Board of Directors may properly determine. No such other committee of the Board of Directors shall be composed of fewer than two directors; provided, however, that if a committee appointed by the Board of Directors is initially composed of two or more directors and one or more of such directors are no longer able to serve on the committee due to death, disability or incapacity, the committee may continue its appointment with the powers and duties delegated to it by the Board of Directors with less than two directors, unless the Board of Directors determines otherwise. Meetings of such committees of the Board of Directors may be held at any place, within or without the State of Delaware, from time to time designated by the Board of Directors or the committee in question. Such committees may meet at stated times or on two days’ notice by any member of such committee to all other members, by delivered letter, by mail, by courier service or by email. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the members then serving on such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee. The provisions of Section 4 of this Article II with respect to waiver of notice of meetings of the Board of Directors and participation at meetings of the Board of Directors by means of a conference telephone or similar communications equipment shall apply to meetings of such other committees.
ARTICLE III
OFFICERS
1. Officers. The directors may elect or appoint an Executive Chairman, a Chief Executive Officer, one or more Vice Chairmen, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President” or “Senior Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, a Controller, one or more Assistant Controllers and such other officers as they may determine. Any number of offices may be held by the same person.
2. Term of Office; Removal. Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until such officer’s successor has been elected and qualified. The Board of Directors may remove any officer for cause or without cause.
3. Authority and Duties. All officers, as between themselves and the corporation, shall have such authority and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by these by-laws, or, to the extent not so provided, by the Board of Directors. The Board of Directors may delegate to the Chairman or to the Chief Executive Officer the power and authority to define the authority and duties of any or all of the other officers of the corporation.
4. The Chairman. The Chairman, if any, shall preside at all meetings of the Board of Directors; otherwise, any other director chosen by the Board of Directors shall preside. The Chairman, if any,

shall have such additional duties as the Board of Directors may prescribe. As used in these by-laws, the term “Chairman” means the Executive Chairman, if any.
ARTICLE IV
VOTING OF STOCK IN OTHER COMPANIES
Unless otherwise ordered by the Board of Directors, the Chairman, the Chief Executive Officer, a Vice Chairman, the President, a Vice President, the Secretary or the Treasurer shall have full power and authority on behalf of the corporation to attend and to act and vote at any meetings of stockholders of any corporation, or to execute written consents as a stockholder of any corporation, in which the corporation may hold stock and at any such meeting, or in connection with any such consent, shall possess and exercise any and all of the rights and powers incident to the ownership of such stock which as the owner thereof the corporation might have possessed and exercised if present or any of the foregoing officers of the corporation may in his or her discretion give a proxy or proxies in the name of the corporation to any other person or persons, who may vote said stock, execute any written consent, and exercise any and all other rights in regard to it here accorded to the officers. The Board of Directors by resolution from time to time may limit or curtail such power. The officers named above shall have the same powers with respect to entities which are not corporations.
ARTICLE V
CORPORATE SEAL AND CORPORATE BOOKS
The corporate seal shall be in such form as the Board of Directors shall prescribe.
The books of the corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.
ARTICLE VI
FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VII
CONTROL OVER BY-LAWS
The power to amend, alter, and repeal these by-laws and to adopt new by-laws shall be vested in both the Board of Directors and the stockholders entitled to vote in the election of directors.
ARTICLE VIII
INDEMNIFICATION
A. The corporation shall indemnify each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in official capacity as a director, officer, employee or agent or alleged action in any other capacity while serving as a director, officer, employee or agent, to the maximum extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred by such person in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon receipt by the corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article or otherwise.
B. The right to indemnification and advancement of expenses conferred on any person by this Article shall not limit the corporation from providing any other indemnification permitted by law nor shall it be deemed exclusive of any other right which any such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.
C. The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below. V67735-P26603-Z89425 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 3, 2025 (May 30, 2025 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on May 30, 2025. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 3, 2025 (May 30, 2025 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 3, 2025 (May 30, 2025 for participants in the AMC Networks Inc. 401(k) Plan). If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1. Election of the following nominees as directors: Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 below, as more fully described in the accompanying Proxy Statement. (01) Joseph J. Lhota (02) Joel M. Litvin (03) Debra G. Perelman (04) John L. Sykes NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of, on an advisory basis, the compensation of our named executive officers. 4. Approval of the redomestication of the Company to the State of Nevada by conversion. SPHERE ENTERTAINMENT CO. SCAN TO VIEW MATERIALS & VOTEw

V67736-P26603-Z89425 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Transition Report on Form 10-KT are available at www.proxyvote.com. CLASS A PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on June 4, 2025 The undersigned hereby appoints Robert H. Langer, Laura Franco and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2025, on Wednesday, June 4, 2025, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the AMC Networks Inc. 401(k) Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on May 30, 2025 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Transition Report on Form 10-KT of the Company. (Continued and to be signed on the reverse side) FOLD AND DETACH HERE &#61553; &#61553;

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V67737-Z89426 ! ! ! For All Withhold All For All Except For Against Abstain ! !! ! !! ! !! SPHERE ENTERTAINMENT CO. TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121 YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY. Vote by the Internet or Telephone or Mail 24 Hours a Day, 7 Days a Week Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR barcode above. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on June 3, 2025. Have your proxy card in hand when you access the website and then follow the instructions provided. During The Meeting - Go to www.virtualshareholdermeeting.com/SPHR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. SHAREHOLDER MEETING REGISTRATION To vote and/or attend the meeting, you must register at the "Attend a Meeting" link at www.proxyvote.com by 5:00 p.m., Eastern Time, on May 30, 2025. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions provided. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sphere Entertainment Co., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by June 3, 2025. If you vote by the Internet or by telephone you do NOT need to mail back your proxy card. The Board of Directors recommends you vote FOR ALL the following director nominees: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed. 1. Election of the following nominees as directors: Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4 below, as more fully described in the accompanying Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote FOR the following proposals: SPHERE ENTERTAINMENT CO. (01) James L. Dolan (02) Charles P. Dolan (03) Kristin A. Dolan (04) Marianne Dolan Weber (05) Paul J. Dolan (06) Quentin F. Dolan (07) Ryan T. Dolan (08) Thomas C. Dolan (09) Brian G. Sweeney (10) Vincent Tese (11) Isiah L. Thomas III 2. Ratification of the appointment of our independent registered public accounting firm. 3. Approval of, on an advisory basis, the compensation of our named executive officers. 4. Approval of the redomestication of the Company to the State of Nevada by conversion. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below. SCAN TO VIEW MATERIALS & VOTEw

V67738-Z89426FOLD AND DETACH HERE &#61553; &#61553; Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice, Proxy Statement and Transition Report on Form 10-KT are available at www.proxyvote.com. (Continued and to be signed on the reverse side) CLASS B PROXY CARD SPHERE ENTERTAINMENT CO. Solicited by the Board of Directors for the Annual Meeting of Stockholders on June 4, 2025 The undersigned hereby appoints Robert H. Langer, Laura Franco and Mark C. Cresitello, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of Sphere Entertainment Co. (the "Company") which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SPHR2025, on Wednesday, June 4, 2025, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Transition Report on Form 10-KT of the Company.